Exhibit 99.1

EXECUTION VERSION

This Amended and Restated Master Service Agreement (the “Master Agreement”) is made as of this September 30, 2010, among POPULAR, INC. (“Popular” or “COMPANY”), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, BANCO POPULAR DE PUERTO RICO (“BPPR” and, together with Popular, “Popular Parties”), a bank organized and existing under the laws of the Commonwealth of Puerto Rico, and EVERTEC, INC., a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, and its Subsidiaries (hereinafter referred to as “EVERTEC”).

WITNESSETH

WHEREAS, COMPANY, acting through its Subsidiaries, is a financial services provider based in Puerto Rico with operations in Puerto Rico, the United States and the Caribbean; and

WHEREAS, EVERTEC is in the business of, among other things, providing data processing, application processing, check imaging, transmission, telecommunications, credit and debit card transaction processing, and related operational, technical, and consulting services, and such other services as the parties hereto may agree to from time to time;

WHEREAS, Popular and EVERTEC previously entered into a Master Service Agreement on April 1, 2010 (the “2010 MSA”); and

WHEREAS, the parties desire to amend and restate the 2010 MSA in order to validate the services under the 2010 MSA, as well as provide for certain changes and additions to such services and revisions to the terms of the 2010 MSA;

NOW THEREFORE, in consideration of the payments to be made and services to be performed hereunder, upon the terms and subject to the conditions set forth in this Master Agreement and intending to be legally bound, the parties hereto agree to the following terms and conditions:

ARTICLE ONE – GENERAL PROVISIONS

1.1.	Definitions. Capitalized terms not otherwise defined herein will have the meanings set forth in this Section 1.1:

a)	“Affiliate” means, with respect to any Person, any other Person, directly or indirectly, through one or more intermediaries, Controlling, Controlled by, or under common Control with, such Person. Notwithstanding the foregoing, (i) with respect to Apollo, the term “Affiliate” shall (x) include any investment fund with respect to which Apollo Global Management LLC or its Controlled Affiliates (including its and their respective successors) are the sole or, if not sole, primary investment managers and, subject to clause (y) below, each of their Subsidiaries and (y) not include portfolio companies of Apollo Global Management LLC or its Controlled Affiliates and, (ii) with respect to Popular (to the extent that at the time of determination it is engaged in a private equity or similar business), the term “Affiliate” shall not include portfolio companies of Popular or its Controlled Affiliates.

b)	“Agreement and Plan of Merger” means the Agreement and Plan of Merger, dated June 30, 2010, among Popular, AP Carib Holdings Ltd., Carib Acquisition, Inc., and EVERTEC, as it may be amended, restated or supplemented from time to time.

c)	“Apollo” means AP Carib Holdings, Ltd., an exempted company organized under the laws of the Cayman Islands.

d)	“Asset Acquirer” has the meaning set forth in Section 1.5(c).

e)	“Assignee Sub” has the meaning set forth in Section 1.5(b).

f)	“Authorized Locations” means the data centers and other locations owned or leased by EVERTEC, or COMPANY, BPPR, or one of their respective Subsidiaries, as the same may be amended from time to time, for providing the Services and/or maintaining, processing, or storing Company Data under this Master Agreement.

g)	“Banking Affiliate Restrictions” shall mean the restrictions imposed upon the Banking Affiliates by the provisions of Section 23A and Section 23B of the Federal Reserve Act, and by Regulation W of the Federal Reserve Board, as amended from time to time.

h)	“Banking Affiliate” shall refer to any banking institution, including its respective subsidiaries, that is an affiliate of EVERTEC for purposes of Section 23A and Section 23B of the Federal Reserve Act and Regulation W of the Federal Reserve Board, as amended from time to time.

i)	“beneficially owned”, “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) under the Exchange Act, except that in calculating the beneficial ownership of any Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event. Notwithstanding the foregoing, no Person (the “Initial Person”) shall be deemed to beneficially own any securities beneficially owned by another Person who is not an Affiliate of such Initial Person (the “Other Person”) (disregarding solely for the purposes of determining securities beneficially owned by such Other Person, (i) application of this sentence to any securities that have been Transferred (other than in the form of a pledge, hypothecation or similar grant of a security interest only and which shall not involve the grant of a proxy or other right with respect to the voting of such securities) to such Other Person in compliance with the Stockholder Agreement or other applicable Group Agreement and (ii) any Group Securities with respect to such Other Person), including, without limitation, another Holder that is not an Affiliate of such Initial Person.

j)	“Best Efforts” means the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved in the time period expressly contemplated or, in the absence of an expressly contemplated time period, in such time period as applicable, in accordance with historical practices and, to the extent there are no historical practices, within a commercially reasonable time period.

k)	“Business Continuity/Disaster Recovery Plan” means the processes, preventive arrangements and measures taken by a party to be able to respond to an Event in order to be able to recuperate and continue offering its services.

l)	“Business Day” will be each day from Monday through Friday, except for Legal Holidays.

m)	“Client” shall mean any person or entity who establishes or maintains a contractual relationship with COMPANY, BPPR, or one of their respective Subsidiaries for obtaining any service or product offered by EVERTEC and/or COMPANY, BPPR, or one of their respective Subsidiaries.

n)	“Common Shares” means the common stock of EVERTEC, par value $1.00 per share (or the common stock of any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries).

o)	“Company Data” means data, records and information of Company, BPPR or one of their respective Subsidiaries that is maintained or processed by EVERTEC, including all Customer Information.

p)	“Confidential Information” means all confidential or proprietary data, information, know-how and documentation not generally known to the public and any and all tangible embodiments thereof, including but not limited to, that which relates to business plans, financial information and projections, agreements with Third Parties, drawings, designs, specifications, estimates, blueprints, plans, data, reports, models, memoranda, notebooks, notes, sketches, artwork, mock-ups, letters, manuals, patents, patent applications, trade secrets, research, products, services, suppliers, customers, markets, software, developments, inventions, processes, technology, Intellectual Property, engineering, hardware configuration, marketing, operations, pricing, distribution, licenses, budgets or finances, and copies of all or portions thereof which in any way related to the business of EVERTEC, or of COMPANY, BPPR, or one of their respective Subsidiaries, as the case may be, whether or not disclosed, designated or marked as proprietary, confidential or otherwise. Confidential Information will include EVERTEC’s physical security systems, access control systems, and specialized recovery equipment and techniques. Confidential Information will include the Customer Information and Company Data of COMPANY, BPPR, or one of their respective Subsidiaries.

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q)	“Control Acquirer” has the meaning set forth in Section 1.31(a).

r)	“Control,” and its correlative meanings, “Controlling,” and “Controlled,” means the possession, direct or indirect, or the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

s)	“CPI” means the All Items Consumer Price Index All Urban Consumers, U.S. City Average (1982-84 – 100), which is published by the U.S. Department of Labor, Bureau of Labor Statistics.

t)	“Disaster Recovery Service Addendum” means the Disaster Recovery Service Addendum, dated as of the date hereof, among Popular, BPPR and EVERTEC, as it may amended, restated or supplemented from time to time.

u)	“Drag-Along Transaction” has the meaning set forth in Section 4(d)(i) of the Stockholder Agreement.

v)	“Dragged Asset Sale” has the meaning set forth in Section 4(d)(vii) of the Stockholder Agreement.

w)	“Encumbrances” means any direct or indirect encumbrances, lien, pledge, security interest, claim, charges, option, right of first refusal or offer, mortgage, deed of trust, easement, or any other restriction or third party right, including restrictions on the right to vote equity interests.

x)	“Event” means any event that requires a party to put into effect its Business Continuity/Disaster Recovery Plan.

y)	“EVERTEC Change of Control” means, with respect to EVERTEC, any:

(i) merger, consolidation or other business combination of EVERTEC (or any Subsidiary or Subsidiaries that alone or together represent all or substantially all of EVERTEC’s consolidated business at that time) or any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries that results in the stockholders of EVERTEC (or such Subsidiary or Subsidiaries) or any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries or the surviving entity thereof, as applicable, immediately before the consummation of such transaction or a series of related transactions, holding, directly or indirectly, less than 50% of the voting power of EVERTEC (or such Subsidiary or Subsidiaries) or any such successor, other entity or surviving entity, as applicable, immediately following the consummation of such transaction or series of related transactions; provided that this clause (i) shall not be deemed applicable to any merger, consolidation or other business combination, if, as a result of any such merger, consolidation or other business combination, no Person or Group of Persons that had not had “control” of EVERTEC immediately prior to such transaction, as such term is defined under the Bank Holding Company Act of 1956, shall have obtained such “control”;

(ii) Transfer (other than in the form of a pledge, hypothecation or similar grant of a security interest only and which shall not involve the grant of a proxy or other right with respect to the voting of such equity), in one or a series of related transactions, of equity representing 50% or more of the voting power of EVERTEC (or any Subsidiary or Subsidiaries that alone or together represent all or substantially all of EVERTEC’s consolidated business at that time) or any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries to a Person or Group of Persons (other than a Transfer of such equity to Apollo Global Management LLC, Popular, any Permitted Ultimate Parent, or their respective Controlled Affiliates);

(iii) transaction in which a majority of the board of directors or equivalent governing body of EVERTEC (or any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries) immediately following or as a proximate cause of such transaction is comprised of persons who were not members of the board of directors or equivalent governing body of EVERTEC (or such successor or other entity) immediately prior to such transaction (or are not nominated by Apollo Global Management LLC, Popular, any Permitted Ultimate Parent or their respective Controlled Affiliates) except,

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(X) resulting from the compliance, at the time of an initial public offering of either Holdco or EVERTEC (or any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries), with the listing requirements, listed company manual or similar rules or regulations of the securities exchange on which Holdco’s or EVERTEC’s (or such successor’s or other entity’s), as the case may be, equity securities will be listed pursuant to such initial public offering, (Y) if a majority of such board of directors is not “independent” under the rules of the applicable securities exchange on the date following such initial public offering upon which Holdco or EVERTEC (or any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries), as the case may be, first ceases to be a “controlled company” (or similar status) under the rules and regulations of such exchange, resulting from compliance with the rules and regulations of such exchange that first apply upon Holdco or EVERTEC (or such successor’s or other entity’s), as the case may be, ceasing to be a “controlled company” (or similar status), or (Z) the loss of directors of EVERTEC pursuant to Section 2 of the Stockholder Agreement (as in effect on the date hereof or as may be amended with the approval of Popular and BPPR) that does not result in another Person or Group of Persons having the right or ability to appoint a majority of the board of directors or equivalent governing body of Holdco or EVERTEC (or any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries) as a result of such transaction; provided that, for the avoidance of doubt, this clause (Z) shall only apply to the resignation and initial replacement of such directors and not to any subsequent replacement of such directors (whether in connection with another transaction or otherwise); or

(iv) sale or other disposition in one or a series of related transactions of all or substantially all of the assets of EVERTEC and its Subsidiaries (or any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries) to a Person who is not an Affiliate of EVERTEC at such time.

z)	“Exchange Act” means the Securities Exchange Act of 1934.

aa)	“Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

bb)	“FFIEC” means the Federal Financial Institutions Examination Council.

cc)	“Force Majeure” means causes beyond a Person’s reasonable control, including, but not limited to, acts of God, acts of civil or military authority, war, terrorism, civil commotion, governmental action, explosion, strikes, labor disputes, riots, sabotage, epidemics, fires, floods, hurricanes, earthquakes, or other similar events or disasters.

dd)	“Governmental Authority” means the government or any agency thereof, of any nation, state, commonwealth (including the Commonwealth of Puerto Rico), city, municipality or political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to the government that have regulatory, supervisory, and/or examination authority with respect to COMPANY, BPPR, or one of their respective Subsidiaries and/or of EVERTEC with respect to the matters covered by the Services or their respective operations or financial condition, any quasi governmental entity or arbitral body, any SRO and any applicable stock exchange.

ee)	“Group Agreement” means any agreement governing the acquisition, holding, voting or disposition of securities of a Person; provided, that, so long as Apollo or a subsequent Permitted Controlling Holder is an Affiliate of such Person, such Person is a party to such agreement.

ff)	“Group of Persons” means a group of Persons that would constitute a “group” as determined pursuant to Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

gg)	“Group Securities” means any securities beneficially owned by a Person solely as a result of the Stockholder Agreement or any other Group Agreement and, for the avoidance of doubt, which securities have not been Transferred to such Person or any of its Controlled Affiliates.

hh)	“Holdco Common Shares” means the common stock of Holdco, par value $0.01 per share.

ii)	“Holdco” means Carib Holdings, Inc., a corporation organized under the laws of the Commonwealth of Puerto Rico.

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jj)	“Holders” means the holders of Holdco Common Shares who are parties to the Stockholder Agreement as set forth in Schedule I thereto, as the same may be amended or supplemented from time to time.

kk)	“Indebtedness” means, with respect to any Person, (a) all indebtedness of such Person, whether or not contingent, for borrowed money, and (b) all obligations of such Person evidenced by notes, bonds, debentures or other similar debt instruments.

ll)	“Initial Person” has the meaning set forth in the definition of “beneficially owned”.

mm)	“Intellectual Property” means any and all trademarks, service marks, copyrights, patents, trade secrets, commercial and/or internet domain names, software, source codes, contract forms, client lists, marketing surveys or other information, the names, features, designs, functionalities and other specifications related to the names of products or services developed or used or that may hereafter be developed offered or sold by any of the parties, and programs, methods of processing, specific design and structure of individual programs and their interaction and unique programming techniques employed therein.

nn)	“Jurisdiction” has the meaning set forth in Section 1.5(b).

oo)	“Legal Holiday” means Saturday, Sunday or any federal and/or local legal holiday in the Commonwealth of Puerto Rico that is observed by EVERTEC, except as otherwise provided in the Service Level Agreement, a Service Addendum, or as agreed to in writing between the parties.

pp)	“Legal Requirements” mean any applicable federal, state, Puerto Rico, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of law, regulation, statute, guidance or treaty issued by a Governmental Authority, and any standards or guidance issued by the FFIEC.

qq)	“Loss(es)” means losses, liabilities, claims, damages, fines, expenses, penalties, interest expense, costs and fees and disbursements (including reasonable legal counsel and experts’ fees and disbursements), net of any amounts recovered with respect thereto under insurance policies covering any liability thereof if and to the extent applicable in each case, individually or collectively.

rr)	“Material Adverse Effect” means, with respect to any Person, any fact, event, change, effect, development, condition or occurrence that has a materially adverse effect on or with respect to any business, assets, liabilities, financial condition, or results of operations of such Person.

ss)	“Merger IP Licenses” has the meaning set forth in Section 1.26.

tt)	“Non-Controlled Public Entity” means a Person which has equity securities listed on national stock exchange and which Person’s Affiliates do not beneficially own securities representing the majority of the voting power to elect the members of the board of directors or other governing body of such Person.

uu)	“Other Person” has the meaning set forth in the definition of “beneficially owned”.

vv)	“Outsourced Processing Contracts” means the agreement(s) pursuant to which (i) Metavante Technologies, Inc. (or its successor, Fidelity National Information Services, Inc.) provides core bank processing services to Banco Popular North America and (ii) Total Systems Services, Inc. provides credit card processing services to BPPR.

ww)	“Permitted Assignment” means a Permitted Subsidiary Assignment or a Permitted Third-Party Assignment.

xx)	“Permitted Controlling Holder” means a Person that (i) beneficially owns equity securities representing a majority of the voting power to elect the directors of EVERTEC or (ii) any successor or any other entity holding all or substantially all of the assets of EVERTEC and its Subsidiaries in a transaction or series of transactions, in each case, without contravening Section 1.5 or without Popular or BPPR validly exercising their termination right pursuant to Section 1.31 provided that such Person shall be a “Permitted Controlling Holder” only with respect to the applicable entity that issues such securities.

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yy)	“Permitted Subsidiary Assignment” means an assignment by EVERTEC of any of its rights, duties or obligations under this Master Agreement to an Assignee Sub in compliance with the provisions of Section 1.5.

zz)	“Permitted Third-Party Assignment” means an assignment by EVERTEC of all its rights, duties and obligations under this Master Agreement to an Asset Acquirer in compliance with the provisions of Section 1.5.

aaa)	“Permitted Ultimate Parent” means with respect to a Permitted Controlling Holder, its Ultimate Parent Entity.

bbb)	“Person” means any individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and will include any assignee and/or successor (by merger or otherwise) of such entity in connection therewith.

ccc)	“Popular Parties Change of Control” means, with respect to Popular and/or BPPR, the acquisition, by a non-Affiliate of the Popular Parties, of (i) more than fifty percent (50%) of the voting power of Popular and/or BPPR, as the case may be or (ii) the legal power to designate a majority of the board of directors (or other persons performing similar functions) of Popular and/or BPPR, as the case may be.

ddd)	“Region” means Puerto Rico, the U.S. Virgin Islands and the British Virgin Islands.

eee)	“Representative” means with respect to a particular Person, any director, officer, partner, member, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

fff)	“Services” means any service contracted from EVERTEC by COMPANY, BPPR, or one of their respective Subsidiaries under this Master Agreement, including any System used therewith.

ggg)	“Solvent” with regard to any Person, means that (i) the sum of the assets of such Person, both at a fair valuation and at a present fair salable value, exceeds its liabilities, including contingent, subordinated, unmatured, unliquidated, and disputed liabilities; (ii) such Person has sufficient capital with which to conduct its business; and (iii) such Person has not incurred debts beyond its ability to pay such debts as they mature. For purposes of this definition, “debt” means any liability on a claim, and “claim” means (x) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) a right to an equitable remedy for breach of performance to the extent such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. With respect to any such contingent liabilities, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

hhh)	“SPV Affiliate” means with respect to any Person, any Affiliate of such Person, whose direct or indirect interest in the Common Shares constitutes more than 30% (by value) of the equity securities portfolio of such Affiliate.

iii)	“SRO” means any domestic or foreign securities, broker-dealer, investment adviser or insurance industry self-regulatory organization.

jjj)	“Stockholder Agreement” means the Stockholder Agreement among Carib Holdings, Inc. and the holders party thereto dated September 30, 2010.

kkk)	“Subsidiary” means, with respect to any Person, any corporation, association, partnership, limited liability company or other business entity of which 50% or more of the total voting power or equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person, or (c) one or more Subsidiaries of such Person.

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lll)	“System” means any hardware, software, technology, applications, or combination thereof used by EVERTEC to provide the Services.

mmm)	“Technology Agreement” means the Technology Agreement to be entered into by EVERTEC and Popular as of the date hereof.

nnn)	“Third Party” means any Person that is not a party to this Master Agreement and is not an Affiliate of any party to this Master Agreement.

ooo)	“Transfer” means any direct or indirect sale, assignment, transfer, conveyance, gift, bequest by will or under intestacy laws, pledge, hypothecation or other Encumbrance, or any other disposition, of the stated security (or any interest therein or right thereto, including the issuance of any total return swap or other derivative whose economic value is primarily based upon the value of the stated security) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the stated security (or any interest therein) whatsoever, or any other transfer of beneficial ownership of the stated security, with or without consideration and whether voluntarily or involuntarily (including by operation of law). Notwithstanding anything to the contrary set forth in this Master Agreement, (i) each of (x) a Transfer of equity interests of Popular and (y) a Change of Control of Popular shall be deemed not to constitute a Transfer of any equity interest beneficially owned by Popular; (ii) each of (x) a Transfer of equity interests of Apollo Global Management LLC or any of its Controlled Affiliates that is not an SPV Affiliate, and (y) a Change of Control of Apollo Global Management LLC or any of its Controlled Affiliates that is not an SPV Affiliate shall be deemed not to constitute a Transfer of any equity interest beneficially owned by Apollo or such Affiliate, as applicable; and (iii) each of (x) a Transfer of equity interests of any Permitted Ultimate Parent or any of its Controlled Affiliates that is not an SPV Affiliate, and (y) a Change of Control of any Permitted Ultimate Parent or any of its Controlled Affiliates that is not an SPV Affiliate shall be deemed not to constitute a Transfer of any security beneficially owned by such Permitted Ultimate Parent Entity or such Controlled Affiliate, as applicable; provided that, for the avoidance of doubt, subject to clause (i) above, any Change of Control of an SPV Affiliate shall be deemed to constitute a Transfer of the Common Shares beneficially owned by such SPV Affiliate.

ppp)	“Ultimate Parent Entity” means (i) with respect to Apollo, Apollo Global Management LLC and its successors, (ii) with respect to Popular, Popular and its successors and (iii) with respect to a Permitted Controlling Holder, (x) the Person which (A)(i) Controls such Permitted Controlling Holder or (ii) if no Person Controls such Permitted Controlling Holder, the beneficial owner of a majority of the voting power of such Permitted Controlling Holder and (B) is not itself Controlled by any other Person that is an Ultimate Parent Entity of such Permitted Controlling Holder or (y) if no such Person exists, the Permitted Controlling Holder; provided that, with respect to determining an Ultimate Parent Entity (i) the Control of any entity by a natural person shall be disregarded and (ii) the Control of any Non-Controlled Public Entity by any Person shall be disregarded.

1.2.

Survival. Provisions relating to limitation of liability, indemnity, payment, transition services and other provisions that by their nature are intended to survive shall survive the termination or expiration of this Agreement.

1.3.

Relationship between the Parties. The parties hereto are independent contractors, and this Master Agreement will not be construed in any way as establishing a partnership, joint venture, or express or implied agency relationship between or among them.

1.4.

Non-Exclusive. Except as otherwise set forth herein or agreed to by the parties in writing, the parties hereto acknowledge that this Master Agreement is not exclusive and nothing contained herein will be construed to create an exclusive relationship between EVERTEC, on the one hand, and COMPANY, BPPR, or any of their respective Subsidiaries, on the other. As such, EVERTEC will not be limited in entering into similar agreements with other Persons to provide the same or similar services.

1.5.

Assignment. a) Other than a Permitted Assignment pursuant to Section 1.5(b) or (c), this Master Agreement may not be assigned by any party without the prior written consent of the other parties; provided, that any party may assign

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its rights, duties and obligations under this Master Agreement to its financing sources solely in connection with the granting of a security interest and the enforcement of all rights and remedies that the assigning party has against the other party under this Master Agreement, subject to the claims, defenses and rights, including rights of set off, that such other party may have against the assigning party.

b)

Assignment to Subsidiaries. EVERTEC may assign any of its rights, duties or obligations to a direct or indirect wholly-owned Subsidiary of EVERTEC (an “Assignee Sub”) if (i) such Assignee Sub is identified by EVERTEC to Popular and BPPR at least 20 Business Days prior to the consummation of the proposed assignment; (ii) (A) such proposed assignment is legally required in order for EVERTEC to provide to Popular, BPPR or their respective Subsidiaries, in the country, state, territory or other jurisdiction (“Jurisdiction”) in which the Assignee Sub is organized, the specific services to be performed pursuant to the assignment of this Master Agreement, and only (x) to the extent of such legal requirement and (y) if EVERTEC provides a written opinion of qualified counsel that opines that such legal requirement is applicable and is based upon reasonable assumptions with respect to such legal requirement or (B) Popular has provided its prior written consent, such consent not to be unreasonably delayed, withheld or conditioned; (iii) such Assignee Sub will be Solvent immediately after and giving effect to such proposed assignment and Popular is reasonably satisfied with the terms and conditions of the proposed assignment; (iv) Popular is a third-party beneficiary to the assignment agreement, which is in form and substance that is reasonably satisfactory to Popular, and which provides that the Assignee Sub’s rights under the assignment agreement will be terminated if the Assignee Sub ceases to be a wholly-owned Subsidiary, directly or indirectly, of EVERTEC and (v) EVERTEC remains fully liable with respect to the performance of all its obligations under this Master Agreement and EVERTEC guarantees the performance of all of the obligations of EVERTEC to Popular assumed by Assignee Sub under this Master Agreement, which guarantee provides that, for the avoidance of doubt, after any termination of the proposed assignment, EVERTEC shall continue to be obligated with respect to any obligation undertaken by Assignee Sub prior to such termination.

c)

Assignment to Third Parties. EVERTEC may assign all of its rights, duties and obligations (or those rights, duties and obligations arising after the effectiveness of the assignment) in a transaction with a third-party assignee (an “Asset Acquirer”) if (i) such Asset Acquirer is identified by EVERTEC to Popular and BPPR at least 30 Business Days prior to the consummation of the proposed assignment; (ii) such Asset Acquirer (A) acquires at least 90% of the consolidated gross assets (excluding cash) of EVERTEC and its Subsidiaries and (B) assumes at least 90% of the consolidated gross liabilities (excluding Indebtedness) of EVERTEC and its Subsidiaries (including the assignment and assumption of all commercial agreements between EVERTEC or any of its Subsidiaries, on the one hand, and Popular, BPPR or any of their respective Subsidiaries, on the other hand) through one legal entity; (iii) neither the Asset Acquirer nor any of its Affiliates is engaged, directly or indirectly, in the banking, securities, insurance or lending business, from which they derive aggregate annual revenues from Puerto Rico in excess of $50 million unless none of them has a physical presence in Puerto Rico that is used to conduct any such business; (iv) the Asset Acquirer will be Solvent immediately after and giving effect to such proposed assignment; and (v) EVERTEC reasonably believes that the Asset Acquirer, after completion of the proposed purchase and assumption transaction, will be capable of providing the Services at the level of service required under this Master Agreement.

d)

Cooperation. EVERTEC shall use its reasonable best efforts to cooperate with Popular and BPPR in evaluating whether any proposed assignment pursuant to this Section 1.5 would be in compliance with the requirements of the provisions contained in this Section 1.5, including the ability of Assignee Sub or Asset Acquirer, as applicable, to comply with the terms of this Master Agreement, including, in each case, by providing any non-confidential information regarding the purposes and plans in connection with such proposed assignment other than information that would create any potential liability under applicable Legal Requirements, violate any confidentiality obligation, or that reasonably would be expected to result in the waiver of any attorney-client privilege.

e)

Notice of Objection. Popular or BPPR shall notify EVERTEC in writing within 15 Business Days following receipt of EVERTEC’s notice of the proposed assignment of any objection to any proposed assignment to an Asset Acquirer under Section 1.5(c) unless EVERTEC has failed to satisfy its obligations pursuant to Section 1.5(d) and Popular or BPPR asserts such failure prior to the expiration of the 15 Business Day objection period, in which case such 15 Business Day period shall be tolled until EVERTEC satisfies its obligations pursuant to Section 1.5(d). If BPPR or Popular fails to timely object to such proposed assignment (taking into account any tolling of the 15 Business Day objection period), it shall be deemed to have consented to such proposed assignment.

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f)

Implied Consent. Notwithstanding anything contained herein, if Popular, BPPR or any of their respective Controlled Affiliates votes in favor of a transaction resulting in a proposed assignment and was not compelled to do so as part of a Dragged Asset Sale or other requirement of the Stockholder Agreement or any other Group Agreement with respect to securities issued by Holdco or EVERTEC or any successor or other entity that acquired all or substantially all the assets of Holdco or EVERTEC or any of their respective successors then it shall be deemed to have consented to the assignment.

g)

Invalidity of Impermissible Assignments. Any attempted or purported assignment in violation of this Section 1.5 hereof shall be null and void and the assignee’s rights assigned pursuant to any assignment made in compliance with this Section 1.5 will terminate in the event and to the extent of the termination of this Master Agreement.

h)

BPPR Asset Transfer. If BPPR or any of its Subsidiaries transfers, in a single transaction or series of related transactions (including in a merger, business combination, reorganization, or similar transaction (including by operation of law)) 50% or more of BPPR’s consolidated assets in the Region as of the time of transfer, or assets that generate 50% or more of BPPR’s consolidated revenues in the Region for the full twelve-month period ending at the time of transfer, to any Person, then BPPR shall assign (or cause its applicable Subsidiaries to assign) to such Person its rights, duties and obligations under this Master Agreement in respect of the Services provided to the applicable transferors and shall cause such Person to assume its liabilities under this Master Agreement in respect of the Services provided to the applicable transferor. For the avoidance of doubt, no such assignment shall relieve Popular, BPPR or any of their respective Subsidiaries of their obligations under this Master Agreement to the extent Popular, BPPR or any of their respective Subsidiaries survive any such sale of assets, merger, business combination, reorganization, or similar transaction.

1.6.

Plural, Successors, Assignees, Gender, Days. Unless the context of this Master Agreement clearly requires otherwise, references to the plural include the singular and vice versa; references to any Person include such Person’s permitted successors and assignees; references to one gender, masculine, feminine, or neuter, include all genders; the term “day” refers to a calendar day, “including” is not limited but is inclusive; and the words “hereof”, “herein”, “hereby”, “hereunder” and similar terms in this Master Agreement refer to this Master Agreement as a whole and not to any particular provision of this Master Agreement, article, paragraph, section, and/or a subsection, unless otherwise specified.

1.7.

Binding Effect. This Master Agreement and all the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The parties hereto intend that this Master Agreement will not benefit or create any right or cause of action in, or on behalf of, any Person other than the parties hereto.

1.8.

No Third Party Beneficiaries. Each party intends that this Master Agreement will not benefit, or create any right or cause of action in or on behalf of, any Person other than COMPANY, BPPR, and their respective Subsidiaries, and EVERTEC.

1.9.

Entire Agreement. This Master Agreement, the Agreement and Plan of Merger, the Technology Agreement and other “Ancillary Agreements” (as such term is defined in the Agreement and Plan of Merger) contain the entire understanding of all agreements between the parties hereto with respect to the subject matter hereof and supersede any prior agreement or understanding, oral or written, pertaining to any such matters, which other agreements or understandings will be of no force or effect for any purpose. This Master Agreement may not be amended or supplemented in any manner except by mutual agreement of the parties and as set forth in a writing signed by the parties hereto or their respective permitted successors in interest.

1.10.

Interpretation. The general terms and conditions of this Master Agreement and the Exhibits, Addendums, and Schedules made a part hereof from time to time will be interpreted as a single document. However, in the event of a conflict between the general terms and conditions of this Master Agreement and the terms of any Exhibit, Addendum or Schedule hereto, then the terms of the Schedules, Addendums and Exhibits will prevail and control the interpretation of the Master Agreement with respect to the subject matter of the applicable Schedules, Addendums and/or Exhibits; provided, however, that the specific provisions of each Statement of Work and other written instructions listed in Schedule 3 to Exhibit B relating to the term and termination of such Statement of Work and other written instructions shall be governed in accordance with Schedule 3 to Exhibit B. Furthermore, in the event of any conflict or inconsistency between this Master Agreement and any other document referenced herein, regarding the interpretation of the terms of this Master Agreement, this Master Agreement together with its Schedules, Addendums, and Exhibits will prevail and control.

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1.11.

Severability. The parties hereto intend all provisions of this Master Agreement to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision hereof is too broad to be enforced as written, the parties intend that the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of this Master Agreement is held to be illegal, invalid, or unenforceable under present or future law, such provision will be fully severable, and this Master Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of this Master Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance.

1.12.

Waiver. The tardiness or failure by any of the parties hereto in exercising any right or privilege pursuant to this Master Agreement will not operate as a waiver thereof, nor will the exercise of any right by any party serve as an obstacle to the exercise of any other rights, powers or privileges, or any portion thereof. The waiver of any breach of any provision under this Master Agreement by any party will not be deemed to be a waiver of any preceding or subsequent breach under this Master Agreement. No such waiver will be effective unless in writing.

1.13.

Governing Law. This Master Agreement will be governed by and interpreted in accordance with the laws of the Commonwealth of Puerto Rico applicable to contracts made and entirely to be performed therein.

1.14.

Trial by Jury. The parties hereby mutually agree that no party, nor any permitted assignee, successor, heir or Representative thereof, will seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon or arising out of this Master Agreement, or any related agreement or instrument among the parties. None of the parties will seek to consolidate any such action, in which a jury trial has been waived, with any other action in which a jury trial has not been waived. The provisions of this section have been fully negotiated by the parties. The waiver contained herein is irrevocable, constitutes a knowing and voluntary waiver, and will be subject to no exceptions.

1.15.

Dispute Resolution; Arbitration. Except as otherwise provided in writing with respect to EVERTEC’s failure to achieve or maintain a Service Level (as such term is defined below), or except as may otherwise be agreed to in writing among the parties, any dispute, controversy or claim between EVERTEC, on the one hand, and the Popular Parties and their respective Subsidiaries, on the other, or against any Representative of one of the parties, related to this Master Agreement, and any dispute or claim related to the relationship or duties contemplated hereunder, including the validity of this clause (a “Dispute”) will be resolved in accordance with this Section. Each party will give written notice (a “Notice of Dispute”) to the others of any Dispute claimed by it within thirty (30) days of learning of the cause of such a Dispute. The Notice of Dispute will include a reasonable description of the basis of the Dispute, including, without limitation, (i) the specific charge or charges being disputed, (ii) if available and/or applicable, the supporting documentation that is reasonably required for verification of the charge or charges, and (iii) any amounts being withheld. Following delivery of a Notice of Dispute, a Representative of each party will meet and will attempt in good faith to resolve the Dispute. Any Dispute that remains unresolved for more than twenty (20) days after the receipt of a Notice of Dispute shall be referred to designated representatives of the parties hereto who shall negotiate in good faith to resolve such dispute (the “Resolution Forum”). If a Dispute is not resolved in the Resolution Forum, the Dispute shall be submitted to the consideration of a representative from the senior management of EVERTEC who shall be identified in a written notice delivered to the Popular Parties from time to time, the Chief Operating Officer, the Chief Financial Officer or the Chief Information Officer of BPPR and the Chief Operating Officer or the Chief Financial Officer of Popular. Any Disputes that may remain unresolved for more than ninety (90) days following the receipt of a Notice of Dispute may be referred to binding arbitration at the request of any party upon written notice to the other. Such arbitration proceeding will be administered by the American Arbitration Association in accordance with the then-current Commercial Arbitration Rules and will be aired in the Commonwealth of Puerto Rico. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16 to the exclusion of any provision of state law inconsistent therewith or which would produce a different result. A panel of three neutral arbitrators will determine the Dispute of the parties and render a final award in accordance with the applicable substantive law. If the Dispute is between EVERTEC, on the one hand, and one or both of the Popular Parties and their respective Subsidiaries, on the other hand, each of EVERTEC and the Popular Parties shall select one neutral arbitrator and, unless those parties agree on a third neutral arbitrator, such two arbitrators shall select the third arbitrator (subject to such limitations, if any, mutually agreed by those parties). If the Dispute is between the Popular Parties, than each of the Popular Parties shall select one neutral arbitrator and, unless those parties agree on a third neutral arbitrator, such two arbitrators shall select the third arbitrator (subject to such limitations, if any, mutually agreed by those parties). Strict confidentiality will govern the arbitration proceedings, including all information submitted to the arbitrator and the decision or award entered by the arbitrator. Any court having jurisdiction may enter judgment upon the award rendered by the arbitrator. The terms hereof will

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not limit any obligation of a party to defend, indemnify or hold harmless another party against court proceedings or other Losses. The procedures specified in this section will be the sole and exclusive procedures for the resolution of Disputes among the parties arising out of or relating to this Master Agreement; provided, however, that a party may request temporary remedies in a court of law to maintain the status quo or to protect goods or property until the arbitration has initiated and the selected arbitrator has had the opportunity to resolve the request for temporary relief. Each party is required to continue to perform its obligations under this Master Agreement pending final resolution of any Dispute arising out of or relating to this Master Agreement, unless to do so would be impossible or impracticable under the circumstances.

1.16.

Cumulative Remedies. Except as otherwise expressly provided, all rights and remedies provided for in this Master Agreement will be cumulative and in addition to and not in lieu of any other rights and remedies available to any party at law, in equity or otherwise and will not serve to exclude the exercise of any right or remedy provided by law.

1.17.

Subcontracting the Services. EVERTEC may subcontract with Third Parties for the provision of the Services to COMPANY, BPPR and their respective Subsidiaries in accordance with the outsourcing policies and procedures set forth in Exhibit F hereto (the “Outsourcing Policy”), and which shall comply with the regulatory requirements set forth in the FFIEC’s Statement on Risk Management of Outsourced Technology Services, dated November 28, 2000. EVERTEC may amend or supplement the Outsourcing Policy in its sole discretion; provided that any outsourcing of Services will not be subject to the applicable amendment or supplement unless (a) Popular and BPPR have provided their written consent to the applicable amendment or supplement or (b) such amendment or supplement is required by Legal Requirements. Notwithstanding the foregoing, EVERTEC shall remain exclusively and fully responsible and liable towards COMPANY, BPPR, and their respective Subsidiaries for the due performance of such Services by such subcontractors and there shall be no direct relationship whatsoever between COMPANY, BPPR, or their respective Subsidiaries, on the one hand, and such subcontractors, on the other. Upon reasonable advance written notice by COMPANY or BPPR, EVERTEC will provide COMPANY or BPPR, as the case may be, with copies of any documents in EVERTEC’s possession that are related to EVERTEC’s due diligence and risk analysis of the Services to COMPANY, BPPR or any of their respective Subsidiaries; provided, that EVERTEC may redact from such copies information related solely to customers other than COMPANY, BPPR or their respective Subsidiaries.

1.18.

Non-solicitation. COMPANY agrees that, during the period commencing on the execution of this Master Agreement and ending upon the one (1) year anniversary of the expiration or termination of this Master Agreement, without the prior written consent of EVERTEC, COMPANY shall not, and it shall cause its Subsidiaries not to, directly or indirectly, (i) induce or encourage any employee of EVERTEC to terminate his or her employment with EVERTEC, (ii) solicit for employment or any similar arrangement any employee of EVERTEC or (iii) hire or assist any other Person in hiring any employee of EVERTEC; provided that COMPANY and its Subsidiaries shall not be restricted from (i) accepting referrals for employment made by a placement agency or employment service so long as such placement agency or employment service has not targeted employees of EVERTEC, (ii) making any general advertisement not targeted at employees of EVERTEC appearing in a newspaper, magazine, Internet sites or trade publication, or (iii) soliciting or hiring any person who has not been an employee of EVERTEC for at least 180 days prior to being solicited or hired by COMPANY or its Subsidiaries and whom neither COMPANY nor any of its Subsidiaries, subject to clauses (i) and (ii) of the proviso, have solicited over such 180-day period.

1.19.

Prohibition on Publicity. Neither EVERTEC nor the Popular Parties (or their respective Subsidiaries) may advertise or promote using the name or description of the other parties or party, respectively, without in each instance the express written consent of EVERTEC or the Popular Parties, as applicable.

1.20.

Business Days and Legal Holidays. Except as expressly agreed to otherwise for a particular Service, in the event that any action, payment, or time period, under this Master Agreement, becomes due on a day that is a Legal Holiday, such action, payment or time period will be performed and/or expire, as applicable, on the next Business Day immediately following the Legal Holiday.

1.21.

Notices. All notices, requests, demands, consents and other communications given or required to be given under this Master Agreement and under the related documents will be in writing and delivered to the applicable party at its main office or any other place as designated by each party in writing.

1.22.

Incorporation. All Exhibits, Schedules, Addendums, certificates, agreements and other documents attached hereto and to which reference is made herein are incorporated by reference as if fully set forth herein.

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1.23.	Headings. The headings used in this Master Agreement are inserted for purposes of convenience of reference only and will not limit or define the meaning of any provisions of this Master Agreement.

1.24.

Language. This Master Agreement has been executed in the English language and all Exhibits, Addendums and Schedules to this Master Agreement shall be in English, except that any Addenda in effect prior to the date hereof may be in Spanish.

1.25.	Counterparts. This Master Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

1.26.

Representations and Warranties. EVERTEC, COMPANY and BPPR each represent and warrant that (i) it has the power and authority to grant the rights and perform the obligations to which it commits herein; (ii) the execution of this Master Agreement by the person representing it will be sufficient to render the Master Agreement binding upon it; (iii) except for consents, approvals, waivers and authorizations relating to COMPANY’s right to assign, or EVERTEC’s right to assume or otherwise make use or benefit from, any license that is (a) the subject of Section 5.25 of the Agreement and Plan of Merger or (b) set forth in a Company IP Agreement (as that term is defined in the Agreement and Plan of Merger), in each case, to use Third Party Intellectual Property (such licenses the “Merger IP Licenses”) that has not been obtained by EVERTEC as of the Effective Date, neither its performance hereunder nor the exercise by the other parties of rights granted by the warranting party hereunder will violate any applicable laws or regulations, or the legal rights of any Third Parties, or the terms of any other agreement to which the warranting party is or becomes a party; and (iv) it has and will maintain an adequate system of internal controls and procedures for financial reporting. Each party is separately responsible for ensuring that its performance and grant of rights do not constitute any such violation during the term of this Master Agreement. Each of the foregoing representations and warranties and any other representations and warranties made throughout this Master Agreement will be deemed provided by the parties on the Effective Date hereof and will be continuous in nature throughout the life of this Master Agreement.

1.27.

Specific Performance. COMPANY and EVERTEC agree that if an act or omission of one of the Popular Parties or any of their respective Subsidiaries, on the one hand, or EVERTEC, on the other hand, results in a breach of Section 1.5(h), Section 1.18, Section 2.1(b), Section 2.8, Section 2.9, Section 2.10, Article 5 or Article 6, EVERTEC or the Popular Parties, as applicable, will be irreparably damaged, no adequate remedy at law would exist and damages would be difficult to determine, and that EVERTEC or one of the Popular Parties, as applicable, shall be entitled to an injunction or injunctions to prevent such breach, and to specific performance of the terms of Section 1.5(h), 1.18, Section 2.1(b), Section 2.8, 2.9, Section 2.10, Article 5 or Article 6, as the case may be, in addition to any other remedy at law or equity, without having to post bond or any financial undertaking.

1.28.

Limitation of Actions. No action, regardless of form, arising out of any claimed breach of this Master Agreement or the Services provided hereunder, may be brought by any party more than two (2) years after such party has obtained actual knowledge of the cause of action or after the statute of limitations prescribed by Puerto Rico law, whichever is less.

1.29.

Additional Assurances. The parties covenant and agree that subsequent to the execution and delivery of this Master Agreement and without any additional consideration, each will execute and deliver any further legal instruments and perform any acts that are or may become necessary to effectuate the purposes of this Master Agreement.

1.30.

No BPPR Guarantee. The parties acknowledge and agree that notwithstanding anything to the contrary contained in this Master Agreement, BPPR is party to this Master Agreement only to the extent that it receives Services from EVERTEC, and BPPR shall be liable to EVERTEC only for the performance of its (and its Subsidiaries’) duties, obligations and payments under this Master Agreement. BPPR shall not guarantee or otherwise be liable for the performance of any duties, obligations or payments of any of BPPR’s Affiliates (other than BPPR itself and BPPR’s Subsidiaries) or for the performance of any duties, obligations or payments of Popular or Popular’s Subsidiaries arising under this Master Agreement.

1.31.	EVERTEC Change of Control.

a)

EVERTEC Change of Control. Popular and BPPR shall have the right, subject to Section 1.31(c), to terminate this Master Agreement up to 30 days following the later of (i) the occurrence of an EVERTEC Change of Control or (ii) the date on which EVERTEC provides Popular and BPPR written notice that an EVERTEC Change of Control has occurred or is likely to occur (provided that if EVERTEC has not satisfied its obligations pursuant to Section 1.31(b) and that Popular or BPPR asserts such failure prior to the expiration of the 30-day

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period then such 30-day period shall be tolled until EVERTEC satisfies its obligations under Section 1.31(b) and provided further that if an EVERTEC Change of Control occurs, and EVERTEC fails to provide Popular and BPPR written notice thereof within 30 days thereof, then Popular and BPPR shall have an unqualified right to terminate this Agreement), unless (w) the Person or Group of Persons proposing to engage in such proposed EVERTEC Change of Control transaction (the “Control Acquirer”) is identified to Popular by EVERTEC at least 30 Business Days prior to such proposed EVERTEC Change of Control; (x) neither the Control Acquirer nor any of its Affiliates is engaged, directly or indirectly, in the banking, securities, insurance or lending business, from which they derive aggregate annual revenues from Puerto Rico in excess of $50 million unless none of them has a physical presence in Puerto Rico that is used to conduct any such business; (y) EVERTEC (or its successor, as applicable) will be Solvent immediately after and giving effect to such proposed EVERTEC Change of Control; and (z) EVERTEC (or its successor, as applicable), after the proposed EVERTEC Change of Control, will be capable of providing the Services at the level of service that is required under this Master Agreement; provided further that if Popular, BPPR or any of their respective Controlled Affiliates votes in favor of the transaction resulting in the EVERTEC Change of Control or Transfers (other than a Transfer in the context of a merger, business combination, reorganization, recapitalization or similar transaction) any equity securities in connection with the transaction resulting in the EVERTEC Change of Control and, in either case, was not compelled to do so as part of a Drag-Along Transaction, a Dragged Asset Sale or other requirement of the Stockholder Agreement or any other Group Agreement with respect to Holdco, EVERTEC or any successor or other entity holding all or substantially all the assets of EVERTEC and its Subsidiaries, then such termination right shall not apply.

b)

Cooperation. EVERTEC shall use its reasonable best efforts to cooperate with Popular and BPPR in evaluating whether any proposed EVERTEC Change of Control would be in compliance with the requirements of this Section 1.31 including the ability of Assignee Sub or Asset Acquirer, as applicable, to comply with the terms of this Master Agreement, including, in each case, by providing any non-confidential information regarding the purposes and plans in connection with such proposed EVERTEC Change of Control other than information that would create any potential liability under Legal Requirements, violate any confidentiality obligation, or that reasonably would be expected to result in the waiver of any attorney-client privilege.

c)

Notice of Objection. If EVERTEC provides at least 30 days’ written notice to Popular and BPPR prior to an EVERTEC Change of Control, BPPR and/or Popular shall notify EVERTEC in writing within 15 Business Days following receipt of EVERTEC’s notice of the proposed EVERTEC Change of Control of any objection to any proposed EVERTEC Change of Control on the basis that it does not satisfy the criteria set forth in clauses (w) through (z) of Section 1.31(a) (unless EVERTEC has failed to satisfy its obligations pursuant to Section 1.31(b) and Popular or BPPR asserts such failure prior to the expiration of the 15 Business Day objection period, in which case such 15 Business Day objection period shall be tolled until EVERTEC satisfies its obligations pursuant to Section 1.31(b)). If BPPR or Popular fails to timely object to such proposed assignment (taking into account any tolling of the 15 Business Day objection period), it shall be deemed to have consented to such proposed EVERTEC Change of Control and waived its right of termination under Section 1.31(a).

ARTICLE TWO – THE SERVICES

2.1	Services.

a)

EVERTEC will provide to COMPANY, BPPR, and their respective Subsidiaries the Services which are listed in Exhibit B, attached hereto, including the additional descriptions of certain of such Services in the document Application Processing Base Prices Details included as Schedule 1 to Exhibit B.

b)

Each of COMPANY and BPPR agrees to, and to cause each of its respective Subsidiaries to, receive the Services provided on the date hereof as set forth on Exhibit B (to the extent a Service is provided by EVERTEC to COMPANY, BPPR, or their respective Subsidiaries prior to the date hereof and continuing on the date hereof (except for a Service that relates to a non-recurring, definitive project), such Service shall be added to Exhibit B), including any change, modification, enhancement or upgrade of such Services in accordance with Sections 2.6 and 2.7 (collectively, the “Exclusive Services”), on an exclusive basis from EVERTEC. Subject to the terms of this Master Agreement, COMPANY, BPPR, and their respective Subsidiaries shall not, without the prior written consent of EVERTEC, use a Third Party to provide any of the Exclusive Services and COMPANY, BPPR, and their respective Subsidiaries shall not perform any of the Exclusive Services themselves or through their Subsidiaries (other than through EVERTEC); provided, however, that upon a

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Release Event (as such term is defined under the Technology Agreement), COMPANY, BPPR, and their respective Subsidiaries shall have the right, in accordance with the terms of the Technology Agreement, to (i) provide for themselves or (ii) use an Affiliate of COMPANY, BPPR and their respective Subsidiaries or a Third Party to provide, an Exclusive Service or Exclusive Services to which such Release Event relates. Such right of COMPANY, BPPR and their respective Subsidiaries to provide an Exclusive Service or Exclusive Services to themselves or to use an Affiliate or Third Party for the provision of the applicable Exclusive Service or Exclusive Services shall immediately cease upon (i) EVERTEC properly exercising its Clawback Right (as that term is defined in the Technology Agreement) or (ii) the rendering of a arbitral decision in accordance with Section 9.1 of the Technology Agreement pursuant to which it is determined that a Release Event did not occur.

c)

If EVERTEC and the Popular Parties, or any of their respective Subsidiaries, agree from time to time upon terms and prices for certain Services, then EVERTEC, on the one hand, and the Popular Parties or any of their appropriate respective Subsidiaries, on the other hand, will execute a separate addendum (each, a “Service Addendum”) setting forth the mutually agreed upon terms and prices for such Services. Each such Service Addendum will be incorporated and, to the extent not incompatible, will be subject to the terms and conditions of this Master Agreement. Nothing herein will be interpreted as imposing an obligation upon EVERTEC to develop new Services, or upon COMPANY, BPPR, or any of their respective Subsidiaries to acquire any additional Services from EVERTEC. The parties agree that regardless if a Service is set forth in a Service Addendum or not, the pricing relative to any and all Services will be set forth in Exhibit B, which will serve as a master list of the Services and corresponding pricing. The parties agree that Exhibit B will be reviewed and updated on an ongoing basis following the Effective Date hereof. Any changes to Exhibit B shall be agreed to by both parties by executing an amended and restated Exhibit B clearly denoting the date any such changes become effective; provided that EVERTEC may amend Exhibit B upon notice to, but without the consent of, the Popular Parties in order to reflect the price adjustments provided in Section 3.1(b), or any change, modification, enhancement or upgrade of the Services permitted pursuant to Section 2.1(b), but for the avoidance of doubt subject to the consent requirements of Sections 2.6 and 2.7.

d)	The Service Addenda set forth in Schedule 2 to Exhibit B are hereby incorporated into this Master Agreement by this reference.

e)

Each Statement of Work (“SOW”) pursuant to which EVERTEC provides Services(s) to COMPANY, BPPR and/or their respective Subsidiaries as of the date hereof (except for any SOW that relates to a non-recurring definitive project) is set forth in Schedule 3 to Exhibit B and is hereby incorporated into this Master Agreement.

f)

Each SOW to be entered into after the date of this Master Agreement, pursuant to which EVERTEC shall provide Services(s) to COMPANY, BPPR and/or their respective Subsidiaries after the date hereof shall be set forth in Schedule 4 to Exhibit B and shall be incorporated into this Master Agreement.

g)

Notwithstanding anything to the contrary herein, COMPANY, BPPR, and their respective Subsidiaries shall not be obligated (i) to receive any service or product from EVERTEC that is not an Exclusive Service, or (ii) to grant a Right of First Refusal with respect to any service or product, that is outside the scope of the business of EVERTEC.

2.2

Service Personnel. EVERTEC agrees that it will use its Best Efforts to assign qualified, adequately trained, and efficient professionals and personnel who will use their Best Efforts to discharge their obligations under this Master Agreement in an efficient and timely manner and to exercise reasonable care in performing the Services subject to the terms and conditions of each Service.

2.3

Service Level Agreement. The Services will be rendered in a commercially reasonable manner, in accordance with the performance standards and service levels applicable to the Service in question, generally accepted industry practices and procedures used in performing services of a like-kind to the Services but no less than with the same degree of care and diligence practiced prior to the date hereof (the “Service Levels”). Unless agreed to otherwise in writing by the parties, all Service Levels will be subject to the general terms and conditions of the Service Level Agreement attached hereto as Exhibit C (together with Schedule 1 to Exhibit C, the “Service Level Agreement”), which was entered into under, and incorporated into, the 2010 MSA and is further incorporated into this Master Agreement by reference. Furthermore, the parties agree that EVERTEC’s performance levels and procedures for Services for which no Service Level or procedures have been expressly defined shall be no less than the performance levels and procedures prior to the date hereof or, to the extent any such Services have not been provided to COMPANY, BPPR, and their respective Subsidiaries prior to the date hereof, such Services shall be

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provided at Service Levels that are at least consistent with then prevailing industry standards or as mutually agreed to by the parties. The parties agree that regardless if a Service is set forth in a Service Addendum or not, if the Service is subject to Service Levels, such Service Levels will be set forth in Schedule 1 of the Service Level Agreement which will serve as a master list of all Service Levels applicable to the Services COMPANY, BPPR, and their respective Subsidiaries receive hereunder. The parties agree that Schedule 1 will be reviewed and updated on an ongoing basis following the Effective Date hereof. Any changes to the Service Levels set forth in Schedule 1 shall be agreed to by the parties by executing an amended and restated Schedule 1 clearly denoting the date any such changes become effective. The parties agree that they shall negotiate in good faith with respect to any disputes arising from the updating of Schedule 1.

2.4	Reports and Errors.

a)

COMPANY and BPPR will be responsible for reviewing and reconciling, the reports, statements, files, and any notice, correspondence or communication (collectively, the “Reports”) it or its Subsidiaries receives from EVERTEC and each of Company and BPPR agrees to exercise Best Efforts to do so in a commercially reasonable time period taking into account any deadlines imposed by any Legal Requirements.

b)

Each of COMPANY and BPPR shall exercise Best Efforts to detect and report errors and/or discrepancies (“Errors”) in the Reports received from EVERTEC within a commercially reasonable time period taking into account any deadlines imposed by any Legal Requirements.

c)

The notice given by COMPANY or BPPR to EVERTEC shall specify and describe the Errors detected by COMPANY or BPPR, as the case may be, and the parties shall use their respective Best Efforts and cooperate with each other to obtain and/or provide to each other any available information that may be necessary, relevant and/or useful to identify the cause of any Errors and correct and resolve such Errors.

d)	EVERTEC shall exercise Best Efforts to correct, resolve and/or reprocess the Errors reported to EVERTEC by COMPANY or BPPR within a commercially reasonable time period.

e)

Any party may require that any controversy related to or arising under the provisions of this Section 2.4 be processed as a Dispute pursuant to Section 1.15, but in such case the Dispute shall be immediately addressed by each party’s Representative negotiating in good faith without having to comply with the Dispute Notice and time periods set forth in Section 1.15.

2.5	Specifications for Services.

a)

Based on COMPANY’s and BPPR’s instructions, EVERTEC will establish the processing parameter settings, features and options (collectively, the “Specifications”) for the Services that will apply to COMPANY, BPPR, and their respective Subsidiaries (including all control and verification mechanisms utilized in each processing function related to the Services).

b)

The parties agree that unless otherwise agreed to in writing by the parties, the Specifications will be derived from or in compliance with the respective terms and conditions established or documented by the parties using means such as, but not limited to: (i) electronic systems used to register service requests; (ii) operational manuals of COMPANY, BPPR, or their respective Subsidiaries provided to EVERTEC; (iii) SOWs; (iv) service standard forms provided by COMPANY, BPPR and/or a Client to EVERTEC; and (v) any other written instructions that may be provided by COMPANY or BPPR to EVERTEC from time to time; provided, that in the event any Specification is documented by the parties pursuant to clauses (i) – (v) in this Section 2.5 and such Specification relates to a recurring Service (as opposed to a definitive project), Exhibit B shall be amended to include such Specification and the corresponding fee agreed to by the parties.

c)

COMPANY will certify and approve all Specifications and modifications thereof before their activation in the production environment. EVERTEC will perform system processing and provide the Services in accordance with the Specifications.

d)

COMPANY will ensure that, throughout the Term of this Master Agreement, all communications networks and devices used by it in receiving the Services under this Master Agreement, including the Internet and any virtual private network, will conform to the Specifications as are agreed to by the parties from time to time.

e)	Should the Specifications call for the use of software owned by or under license to EVERTEC, or should

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EVERTEC be required to procure hardware, software or other items in order to perform the Services in accordance with the Specifications, (i) COMPANY, BPPR, or one of their respective Subsidiaries may subscribe to a separate license agreement for such software; and/or (ii) EVERTEC will pass through and assign to COMPANY, BPPR, or one of their respective Subsidiaries all warranties provided by the manufacturer(s) and/or licensor(s) of such items; provided, however that all disclaimers and/or limitations of liabilities relating to such software, hardware or other items will be deemed extended to include EVERTEC.

2.6	Modifications to Services.

a)

Subject to Section 8.2, EVERTEC reserves the right to change, modify, enhance or upgrade the manner in which it renders the Services, at any time, provided, however, that any change, modification, enhancement or upgrade does not adversely affect the functionality of the Services, the fees for such Service and/or the agreed upon Service Levels, as applicable, and provided that (i) EVERTEC provides written notice of such modification to COMPANY and BPPR at least forty-five (45) days prior to implementation of any such change, modification, enhancement or upgrade, (ii) such notice describes in reasonable detail the change, modification, enhancement or upgrade to be made by such modification and EVERTEC promptly answers any reasonable inquiries of COMPANY, BPPR, or one of their respective Subsidiaries regarding such change, modification, enhancement or upgrade and (iii) neither COMPANY nor BPPR delivers a written notice to EVERTEC prior to such implementation that it reasonably believes that such change, modification, enhancement or upgrade would be likely to adversely affect its or one of its Subsidiaries’ compliance with applicable Legal Requirements.

b)

Any change, modification, enhancement or upgrade requested or required by COMPANY or BPPR that is not a Mandatory Enhancement or a Supplemental Mandatory Enhancement (a “Requested Enhancement”) will require written notice to EVERTEC. Upon receipt of such notice, EVERTEC will exercise Best Efforts to prepare and present to COMPANY or BPPR, as soon as possible, a written estimate of the costs for the Requested Enhancement and any adjustment in fees that may be necessary as a result thereof. EVERTEC’s Best Efforts will take into consideration the business needs of COMPANY, BPPR, and their respective Subsidiaries and any timeframes for implementation related thereto. The parties will have a period of thirty (30) days following the receipt of the estimate to negotiate in good faith any costs and/or price adjustments. Should the parties be unable to arrive at mutually agreed upon costs and/or price adjustments within such thirty (30) day time period, the changes will not be developed by EVERTEC and this Master Agreement will continue in full force in effect under the then current terms and conditions; provided, however, notwithstanding anything to the contrary contained in this Master Agreement, COMPANY, BPPR, and their respective Subsidiaries may, subject to the terms and conditions of the Technology Agreement, have such changes developed by another contractor of COMPANY, BPPR, or one of their respective Subsidiaries. In cooperation with such contractor, EVERTEC will implement the developed changes into the Services.

2.7	Mandatory Enhancements.

a)

Subject to Section 8.2, EVERTEC will provide change, modification, enhancement or upgrade to certain Services to ensure that those Services permit COMPANY, BPPR, or their respective Subsidiaries to comply with mandatory changes in COMPANY’s, BPPR’s, or their respective Subsidiaries’ Legal Requirements (the “Mandatory Enhancements”).

b)

EVERTEC shall consult with COMPANY and BPPR, as well as other EVERTEC customers affected by the relevant Mandatory Enhancement, regarding the interpretation of the relevant Legal Requirements as well as the strategy for implementation of the Mandatory Enhancement. Ultimately, the design and implementation of the Mandatory Enhancement shall be based on EVERTEC’s reasonable interpretation of the relevant Legal Requirement and its understanding of the Services affected thereby.

c)

EVERTEC may charge COMPANY or BPPR at the time and material rates set forth in Exhibit B, as applicable, for development hours expended on Mandatory Enhancements for COMPANY, BPPR, or any of their respective Subsidiaries on a prorated basis. The costs will be proportionately allocated among EVERTEC’s affected customers. Any such charges shall be disclosed to COMPANY and BPPR as soon as reasonably possible following the consultations described in Section 2.7(b), including a description of how they are to be calculated and allocated among COMPANY, BPPR, and their appropriate respective Subsidiaries, on the one hand, and EVERTEC’s other affected customers, on the other. If COMPANY or BPPR can reasonably demonstrate that it or its applicable Subsidiary is not subject to the Legal Requirement that is the subject of a given Mandatory Enhancement, COMPANY, BPPR, and their appropriate respective Subsidiaries shall not be charged any development fees for such enhancement.

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d)

In the event that COMPANY, BPPR or any of their respective Subsidiaries requests other changes, modifications, enhancements or upgrades to the Services that are different from or in addition to, but requested in connection with, Mandatory Enhancements (the “Supplemental Mandatory Enhancements”), then, provided EVERTEC agrees to make such changes, modifications, enhancements or upgrades (which agreement shall not be unreasonably withheld), COMPANY, BPPR or any of their Subsidiaries that request a Supplemental Mandatory Enhancement, shall be charged a development fee at the time and material rates specified in Exhibit B, as applicable. EVERTEC may charge COMPANY, BPPR or any of their Subsidiaries that request a Supplemental Mandatory Enhancement, an ongoing usage fee for any new Service resulting from (i) Mandatory Enhancements to the extent charged its other customers, or (ii) Supplemental Mandatory Enhancements.

2.8	Non-Circumvention Covenants.

a)	EVERTEC agrees that it shall not directly initiate or procure any negotiations or contacts with any Client that are designed or intended to:

(i)

induce, cause, or propose to any Client to terminate any of the accounts and/or any other business relationships such Client may have with COMPANY, BPPR, or any of their respective Subsidiaries (including but not limited to accounts or relationships for which COMPANY, BPPR, or their respective Subsidiaries shall have engaged EVERTEC to provide any of the Services); or

(ii)	induce, cause, or propose to any Client to seek to transfer such accounts and/or business relationships from COMPANY, BPPR, or their respective Subsidiaries to another Person.

b)

The Popular Parties agree that they shall not, nor cause any of their respective Subsidiaries to, directly initiate or procure any negotiations or contacts with any of EVERTEC’s clients or service providers that are designed or intended to:

(i)

induce, cause, or propose to any such client or service provider to (A) terminate any of the accounts and/or any other business relationships such client may have directly with EVERTEC, as applicable or (B) modify the terms of such client’s or service provider’s agreement(s) with EVERTEC in a manner that is adverse to EVERTEC, or

(ii)

induce, cause, or propose to any such client or service provider of EVERTEC to (A) reduce or curtail the amount or type of services or goods that EVERTEC provides, sells or receives from or to such client or service provider, (B) reduce the amount of business with, prices paid to, or revenue from, a client, (C) increase the prices paid by a service provider or (D) seek to transfer such accounts and/or business relationships from EVERTEC to another Person;

provided, that the mere fact that COMPANY, BPPR, or one of their respective Subsidiaries shall have engaged EVERTEC to provide any of the Services to its Clients will not cause such Clients to be considered “clients” or “accounts” and/or “business relationships” of EVERTEC for purposes of this Section.

c)

Nothing in this Section 2.8 shall be interpreted to preclude or prevent either party from (i) distributing marketing materials on its products and services to the general public; or (ii) responding to requests for products and services from the other party’s respective clients or other Persons, but, in the case of EVERTEC, subject to the limitations imposed under Section 2.9(a). In addition, nothing in paragraphs (a) or (b) of this Section shall be interpreted to preclude or prevent EVERTEC from entering into any agreement with a Person in the same industry or a similar industry which offers similar products or services as COMPANY (a “Competitor”) pursuant to which such Competitor will provide to its clients any one or more services similar to the Services; provided, however, that EVERTEC in its dealings with such Competitor shall at all times comply with its confidentiality obligations under this Master Agreement. Nothing in this Section 2.8 shall be deemed to apply to services of the type provided pursuant to the Independent Sales Organization Sponsorship and Services Agreement between BPPR and EVERTEC or services of the type typically provided by Independent Sales Organizations to merchants.

2.9	Non-Compete Covenants.

a)

Notwithstanding the provisions of Section 2.8, EVERTEC agrees that, without Popular’s, or its relevant Subsidiary’s, prior written consent, it shall not offer, provide or market any of the Restricted Payment

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Processing Services (as defined below) to any of the Strategic Clients (as defined below). Furthermore, the parties agree that they shall cooperate with each other to provide, offer and market the Restricted Payment Processing Services to Strategic Clients. In the event COMPANY, BPPR, and all of their respective Subsidiaries cease to offer any service included in the definition of “Restricted Payment Processing Services” to any of its Clients, such service shall no longer be included in the list of Restricted Payment Processing Services and EVERTEC shall be permitted to offer such service without any restriction.

b)	For purposes of this Section:

1.

“Restricted Payment Processing Services” means the payment processing services that are currently being offered by COMPANY, BPPR, or one of their respective Subsidiaries to Clients, and that are listed below.

(i)	Multi Merchant Pay

(ii)	Call Center Pay

(iii)	Kiosk

(iv)	Check-Out Payment (v) PER/PER WEB

(vi)	Lockbox Retail/Wholesale

(vii)	Telepago Online (viii) IVRU

2.

“Strategic Clients” means the Clients listed in Exhibit D to this Master Agreement, which shall be subject to the provisions of this Section so long as such Clients maintain an account and/or business relationship with COMPANY, BPPR, or one of their respective Subsidiaries. Exhibit D may be amended only with the prior written consent of Popular and EVERTEC.

2.10	Right of First Refusal.

a)	For purposes of this Section the following terms shall have the corresponding meanings:

1.	“COMPANY New Service” means a new service or product created or developed independently by COMPANY, BPPR, or one of their respective Subsidiaries.

2.	“Development Project” means the implementation of any development, maintenance, enhancement, modification or other technology projects related to the Services.

3.

“EVERTEC New Service” means a new service or product created or developed by EVERTEC internally or by a Third Party unless such service or development is created by, or at the specific request of an EVERTEC client other than COMPANY, BPPR, or one of their respective Subsidiaries.

4.	“Exercise Notice” means notification by Grantee to Grantor of its desire to exercise its Right of First Refusal for a Special Service Project.

5.	“Grantor” means the party granting the Right of First Refusal.

6.	“Grantee” means the party receiving the Right of First Refusal.

7.	“Notice of Intent” means notification by Grantor to Grantee of its intent to implement a Special Service Project.

8.	“Option Period” means the period of thirty (30) days following receipt of the Notice of Intent, during which Grantee must deliver its Exercise Notice to Grantor.

9.	“Outsourced Processing Service” means the services provided under the Outsourced Processing Contracts.

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10.	“Right of First Refusal” means the right of the Grantee to be given an opportunity before any other Person to accept or reject an offer.

11.	“Special Service Project” means collectively and individually, Development Projects, COMPANY New Services, EVERTEC New Services and Outsourced Processing Service.

b)

Each of EVERTEC, on the one hand, and the Popular Parties and their respective Subsidiaries, on the other hand, shall grant to EVERTEC or the Popular Parties, as applicable, a Right of First Refusal under the following circumstances:

1.	Should COMPANY, BPPR, or one of their respective Subsidiaries intend to (i) implement any Development Project, or (ii) create or offer a COMPANY New Service; or

2.	Subject to Section 2.1(e), should EVERTEC intend to create or offer an EVERTEC New Service.

3.

Should COMPANY, BPPR, or one of their respective Subsidiaries intend to extend or renew any of the Outsourced Processing Contracts or enter into a new agreement to provide any portion of the Outsourced Processing Services.

c)	Upon occurrence of any one of the circumstances listed in paragraph (b), Grantor will send Grantee a Notice of Intent.

d)	If Grantee determines it will exercise its Right of First Refusal, Grantee must send Grantor its Exercise Notice within the Option Period.

e)

Upon Grantor’s receipt of Grantee’s Exercise Notice, the parties will immediately commence good faith negotiations to enter into a definitive agreement for the Special Service Project to be incorporated hereunder as a Service Addendum stating the mutually agreed upon terms and prices for such Services.

f)	Grantor will be entitled to negotiate the Special Service Project with a Third Party and Grantee’s Right of First Refusal will be deemed terminated should one of the following circumstances occur:

1.	Grantee notifies Grantor that it will not exercise its Right of First Refusal;

2.	Grantee fails to exercise its Right of First Refusal within the Option Period;

3.

The parties are unable to reach an agreement by the fiftieth (50th) day following the date of the Exercise Notice; provided, however, that in such case, the terms and conditions for the Special Service Project as offered by or to a Third Party must be as favorable or better to the Grantee than those proposed during the negotiations between the parties; or

4.	This Master Agreement is terminated in accordance with Article Nine herein.

g)

In the event that EVERTEC decides not to exercise its Right of First Refusal within the Option Period and COMPANY, BPPR, or one of their respective Subsidiaries contracts the Development Project or COMPANY New Service to a Third Party, COMPANY and BPPR acknowledge and agree that EVERTEC will not be liable for any errors to or impact on the Services as a result of the work performed by such Third Party and will have no obligation under this Master Agreement to correct such errors or impact, unless otherwise agreed to by the parties.

h)

In furtherance of Section 2.10(b)(3), within a sufficient period of time before the expiration of any of the Outsourced Processing Contracts, COMPANY, BPPR, and their appropriate respective Subsidiaries shall provide EVERTEC and its Representatives with access to COMPANY, BPPR, and/or their appropriate respective Subsidiaries’ personnel, documents and Company Data related to such Outsourced Processing Contracts, in each case to the extent permitted under and subject to Legal Requirements and contracts with Third Parties and as is reasonably necessary for EVERTEC to evaluate the Outsourced Processing Services and make a bona fide proposal to offer the Outsourced Processing Services.

2.11	Equipment.

a)	EVERTEC will retain all right, title or interest in any EVERTEC equipment supplied to COMPANY, BPPR, or

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any of their respective Subsidiaries as part of the Services (“EVERTEC Equipment”), and no ownership rights in such EVERTEC Equipment will transfer to COMPANY, BPPR, or any of their respective Subsidiaries. COMPANY, BPPR, and their respective Subsidiaries will, as applicable, provide a suitable and secure environment, free from environmental hazards, and electric power for such EVERTEC Equipment located in premises operated or controlled by COMPANY, BPPR, or one of their respective Subsidiaries, and will keep the EVERTEC Equipment free from all liens, charges, and encumbrances. COMPANY, BPPR, and their respective Subsidiaries, as applicable, will bear the risk of loss of or damage to EVERTEC Equipment (ordinary wear and tear excepted) from any cause except to the extent caused by EVERTEC or its suppliers. COMPANY, BPPR, and their respective Subsidiaries agree that they will not remove, relocate, modify, or interfere with EVERTEC Equipment, or attach EVERTEC Equipment to non-EVERTEC equipment without prior written authorization from EVERTEC.

b)

Title to and risk of loss of any equipment purchased from EVERTEC will pass to COMPANY, BPPR, or their respective Subsidiaries as of delivery, upon which date EVERTEC will have no further obligations of any kind with respect to such purchased equipment, except as set forth in a document executed by the appropriate parties.

c)

All ownership or leasehold interest in a party’s facilities, and associated equipment used in connection with the Services, will at all times remain with that party. If any equipment of COMPANY, BPPR, or any of their respective Subsidiaries (“COMPANY Equipment”) is used to provide the Services, COMPANY, BPPR, or their appropriate respective Subsidiaries, will grant EVERTEC a non-transferable and non-exclusive license to use such COMPANY Equipment in the manner necessary to provide the Services, except as otherwise may be provided in writing.

2.12	Import/Export Control.

a)

The parties acknowledge that equipment, products, software, and technical information (including, but not limited to, technical assistance and training) provided under this Master Agreement may be subject to import or export laws, conventions or regulations, and any use or transfer of the equipment, products, software, and technical information must be in compliance with all such laws, conventions and regulations. The parties will not use, distribute, transfer, or transmit the equipment, products, software, or technical information (even if incorporated into other products) except in compliance with such laws, conventions and regulations. If requested by either party, the other party agrees to sign written assurances and other documents as may be required to comply with such laws, conventions and regulations.

b)

In the event any necessary import or export license cannot be obtained within six (6) months after making an application, no party will have further obligations with respect to providing or purchasing and, if applicable, COMPANY, BPPR, or one of their respective Subsidiaries will return the equipment, products, software, or technical information that is the subject matter of the unsuccessful application.

2.13

Business Continuity/Disaster Recovery Plan and Disaster Recovery Services Addendum. Each party acknowledges that it is responsible for maintaining in effect at all times an appropriate Business Continuity/Disaster Recovery Plan (the “Plan”). EVERTEC warrants that its Plan addresses the continuation of the services it provides to its clients as specified therein, if an Event threatens to impair or disrupt EVERTEC’s delivery of such services. Furthermore, the parties agree that:

a)	Throughout the Term of this Master Agreement, EVERTEC will maintain its Plan in compliance with applicable Legal Requirements.

b)

EVERTEC agrees to exercise Best Efforts to resume the Affected Services (as that term is defined in the Disaster Recovery Services Addendum) within the Recovery Time Objectives established in the Disaster Recovery Services Addendum.

c)

Upon COMPANY’s or BPPR’s reasonable request, EVERTEC shall make available to COMPANY and/or BPPR, for the purpose of responding to questions concerning the Plan and the Disaster Recovery Service Addendum, one or more representatives who are knowledgeable about such Plan and Disaster Recovery Service Addendum, the manner in which it is tested and the manner in which it would be implemented upon the occurrence of an Event.

d)

EVERTEC shall cooperate with COMPANY, BPPR and their respective Subsidiaries on any regulatory review of the Plan and/or the Disaster Recovery Services Addendum. In the event COMPANY or BPPR determines

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that Legal Requirements necessitate additional disaster recovery services and/or modifications to the existing Plan and/or Disaster Recovery Services Addendum, (1) EVERTEC agrees to cooperate with COMPANY, BPPR and their respective Subsidiaries to resolve any issues raised by COMPANY, BPPR or one of their respective Subsidiaries and/or in assuring that the Plan and the Disaster Recovery Services Addendum complies with the Legal Requirements and (2) COMPANY, BPPR, or one of their respective Subsidiaries shall be charged a development fee at the time and material rates specified in Exhibit B, as applicable and EVERTEC may charge COMPANY, BPPR, or one of their respective Subsidiaries an ongoing usage fee for any new Service that results from the modifications requested in accordance with this Section 2.13.

ARTICLE THREE – PAYMENT FOR SERVICES

3.1	Fees.

a)

In consideration for EVERTEC providing COMPANY, BPPR, and their respective Subsidiaries the Services, each of COMPANY and BPPR agrees to pay, or cause one of its respective Subsidiaries to pay, EVERTEC the corresponding fees set forth in Exhibit B, subject to adjustment as set forth in Section 3.1(b). The parties agree that regardless if a Service is set forth in a Service Addendum or not, the pricing relative to any and all Services will be set forth in Exhibit B, which will serve as a master list of the Services and corresponding pricing. The parties agree that Exhibit B will be reviewed and updated on an ongoing basis following the Effective Date hereof. Any changes to the fees set forth in Exhibit B (other than the adjustments described in Section 3.1(b)) shall be agreed to by both parties by executing an amended and restated Exhibit B clearly denoting the date any such changes become effective.

b)

From and after the second anniversary of the date hereof, the fees set forth in Exhibit B shall be adjusted annually on each yearly anniversary date of this Master Agreement for changes in the CPI after the date hereof; provided that any adjustment shall not exceed 5% per annum.

3.2

Terms of Payment. EVERTEC will send an invoice directly to COMPANY, on or before the fifteenth (15th) day of the month following the month in which the Services are rendered, reflecting the fees and other charges to COMPANY, BPPR, and their respective Subsidiaries for the preceding month. COMPANY, BPPR, or one of their respective Subsidiaries, as applicable, will pay to EVERTEC all undisputed amounts due under this Master Agreement within thirty (30) days from the date of receipt of the invoice, unless otherwise agreed to by the parties for a particular Service in writing. Any undisputed amount due under this Master Agreement that is not paid when due will thereafter bear interest at an annual rate of interest equal to one and a half percent (1.5%), but in no event shall exceed the maximum rate of interest allowed under any Legal Requirement. COMPANY and BPPR agree that, if any properly submitted invoice remains unpaid and undisputed for a period exceeding sixty (60) days, EVERTEC may (i) refuse to provide the Services until such time as all past due amounts are paid in full or (ii) terminate this Master Agreement in accordance with and subject to Section 9.2(a)(2).

3.3

Services Rendered during Legal Holidays. Unless agreed to otherwise in writing, upon request of COMPANY or BPPR, and provided EVERTEC has available resources to comply therewith, EVERTEC will provide the Services to COMPANY, BPPR, and their respective Subsidiaries during Legal Holidays for the fees set forth in Exhibit B or the corresponding Service Addendum, as applicable.

3.4

Additional Services. Any additional services performed by EVERTEC at COMPANY, BPPR, or one of their respective Subsidiaries’ request (or as required by COMPANY, BPPR, or one of their respective Subsidiaries’ act or failure to act under this Master Agreement) over and above the Services listed in Exhibit B of this Master Agreement will be billed at EVERTEC’s standard rates then in effect and disclosed to COMPANY, BPPR, and their respective Subsidiaries for computer and personnel time, equipment, supplies, out-of-pocket costs, and other items and expenses incurred in performing such additional services or as may otherwise be set forth in writing.

3.5

Out-of-pocket and Third Party Expenses. With COMPANY’S or BPPR’s prior written approval, additional costs related to delivery and/or collection, telecommunications (other than the telecommunication installation and maintenance services set forth in Exhibit B) or other incidental services, as well as necessary and reasonable services to be provided through EVERTEC by Third Parties, for COMPANY, BPPR, or one of their respective Subsidiaries’ benefit, incurred during the term of this Master Agreement and that are not contemplated in any of the established fees, costs, charges, will be paid by COMPANY, BPPR, or one of their respective Subsidiaries, as applicable, when invoices and related documents are duly presented. All such out-of-pocket or Third Party charges and administration costs related to the Services will be billed by EVERTEC to COMPANY, BPPR, or one of their respective Subsidiaries at an amount equal to cost; provided that to the extent COMPANY, BPPR, or one of their respective Subsidiaries sets forth any limitations on such charges and costs, COMPANY, BPPR, and their respective Subsidiaries shall not be billed for amounts in excess of such limitations.

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3.6

Review of Fees. It is the intent of the parties that the fees charged by EVERTEC to any Banking Affiliate shall be in compliance with applicable Legal Requirements. The fees to be charged by EVERTEC to a Banking Affiliate under this Master Agreement shall be subject to a periodic review by the parties in order to ensure that such fees represent and remain at levels consistent with the market terms that such Banking Affiliate would pay to an independent Third Party for providing similar services. When performing such review, the parties will pay particular attention to any available information on comparable market terms for similar services, and will evaluate and take into consideration the contracting terms and the performance of the Services by EVERTEC under this Master Agreement.

3.7

Taxes. The fees and charges paid by COMPANY, BPPR, and their respective Subsidiaries under this Master Agreement will be inclusive of any applicable sales, use, personal property, excise, services or other taxes in existence as of the Effective Date. Each party will bear its corresponding taxes or contributions related to this Master Agreement, which may, but not be limited to, municipal, Commonwealth or federal taxes, as applicable.

3.8	Disputed Charges; Requests for Information.

a)

Each of COMPANY, BPPR, and their respective Subsidiaries may withhold payment of specific charges within a given invoice that it in good faith disputes or for which it may require additional information from EVERTEC to verify the amounts being charged, provided that COMPANY, BPPR, or such Subsidiary delivers to EVERTEC a written statement on or before the date in which such payment is due, describing in reasonable detail (i) the specific charge or charges being disputed and the basis of the dispute, (ii) if applicable, the supporting documentation that is reasonably required for verification of the charge or charges, and (iii) the amount being withheld.

b)	A charge will be deemed “undisputed” if COMPANY, BPPR, and their respective Subsidiaries do not deliver the aforementioned written statement within the time period provided in this section.

c)

Notwithstanding the foregoing, the parties will have the right to review invoices generated hereunder and claim any under charged or over paid amounts. The parties shall make any such claims within one hundred and twenty (120) days following the date of the invoice.

d)	Any Dispute related to the charges or fees payable under this Master Agreement, if not settled by the parties, shall be resolved in accordance with Section 1.15 hereof.

3.9

Supporting Documentation. EVERTEC will maintain supporting documentation for the amounts billable to, and payments made by, COMPANY, BPPR, and their respective Subsidiaries hereunder in accordance with its practices prior to the Effective Date and applicable record retention requirements. EVERTEC agrees to provide COMPANY, BPPR, and their respective Subsidiaries with such supporting documentation with respect to each invoice as may be reasonably requested by COMPANY, BPPR, and their respective Subsidiaries and with the level of detail required by COMPANY, BPPR, and their respective Subsidiaries from time to time.

3.10

No Right to Set-Off. COMPANY, BPPR, and their respective Subsidiaries shall pay to EVERTEC the full amount of undisputed charges and any disputed charges that are resolved in favor of EVERTEC and other amounts required to be paid by COMPANY, BPPR, and their respective Subsidiaries under this Master Agreement and COMPANY, BPPR, and their respective Subsidiaries shall not set-off, counterclaim or otherwise withhold any amount owed or claimed to be owed to EVERTEC under this Master Agreement on account of any obligation owed by EVERTEC or any of its Subsidiaries, whether or not such obligation has been finally adjudicated, settled or otherwise agreed upon in writing.

ARTICLE FOUR – DISCLAIMER OF WARRANTIES & LIMITED LIABILITY

4.1

DISCLAIMER OF WARRANTIES. EXCEPT AS EXPLICITLY PROVIDED IN THIS MASTER AGREEMENT, THE SERVICES AND ANY EQUIPMENT PROVIDED UNDER THIS MASTER AGREEMENT ARE PROVIDED ON AN “AS IS”, “AS AVAILABLE” BASIS. IN ADDITION, THE PARTIES ACKNOWLEDGE THAT GIVEN THE SERVICES (INCLUDING ANY EQUIPMENT) MAY DEPEND TO SOME EXTENT ON COMPANY, BPPR, AND THEIR RESPECTIVE SUBSIDIARIES’ OWN COMPUTER SYSTEMS, EVERTEC DOES NOT MAKE ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, QUIET ENJOYMENT, QUIET POSSESSION,

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MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. FURTHERMORE, EVERTEC DOES NOT MAKE ANY WARRANTIES OF ANY KIND, EXCEPT THOSE MADE IN THIS MASTER AGREEMENT, A SERVICE ADDENDUM OR EXHIBIT C, WITH RESPECT TO LOSS OR CORRUPTION OF DATA, LOSS OR DAMAGE TO EQUIPMENT AND/OR SOFTWARE, SYSTEM RESPONSE TIMES, TELECOMMUNICATION LINES OR OTHER COMMUNICATION DEVICES, QUALITY, AVAILABILITY, RELIABILITY, SECURITY ACCESS DELAYS OR ACCESS INTERRUPTIONS, NOR COMPUTER VIRUSES, BUGS OR ERRORS. EVERTEC DOES NOT MAKE ANY WARRANTIES THAT THE SERVICES WILL NOT BE INTERRUPTED OR ERROR FREE OR AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICES AND EVERTEC ASSUMES NO RESPONSIBILITY OR LIABILITY IF TELECOMMUNICATION CARRIERS ARE NOT AVAILABLE AT ANY GIVEN TIME. EVERTEC, ITS AFFILIATES, AND THEIR RESPECTIVE REPRESENTATIVES ARE NOT LIABLE, AND EXPRESSLY DISCLAIM ANY LIABILITY FOR THE CONTENT OF ANY DATA OF COMPANY, BPPR, AND THEIR RESPECTIVE SUBSIDIARIES THAT IS TRANSFERRED EITHER TO OR FROM COMPANY, BPPR, AND THEIR RESPECTIVE SUBSIDIARIES OR STORED BY COMPANY, BPPR, AND THEIR RESPECTIVE SUBSIDIARIES VIA THE SERVICES PROVIDED BY EVERTEC. NO ORAL ADVICE OR WRITTEN INFORMATION GIVEN BY EVERTEC REPRESENTATIVES WILL CREATE A WARRANTY; NOR MAY COMPANY, BPPR, AND THEIR RESPECTIVE SUBSIDIARIES RELY ON ANY SUCH INFORMATION OR ADVICE.

4.2

Reliance on COMPANY Provided Data. In performing the Services, EVERTEC will be entitled to rely upon the data, information, instructions, or Specifications provided by COMPANY, BPPR, and their respective Subsidiaries and, therefore, will not be liable to COMPANY, BPPR, and their respective Subsidiaries in the same accord as set forth herein as a limitation of liability, should EVERTEC perform in accordance with such data, information or instructions received from COMPANY, BPPR, and their respective Subsidiaries. If any error results from incorrect input supplied by COMPANY, BPPR, and their respective Subsidiaries, COMPANY, BPPR, and their appropriate respective Subsidiaries will be responsible for discovering and reporting such error and supplying the data necessary to correct such error to EVERTEC, in which case, EVERTEC will exercise Best Efforts to correct the error at COMPANY, BPPR, and their appropriate respective Subsidiaries’ sole expense.

4.3

Force Majeure. EVERTEC will not be liable for any Loss, damage, non-performance, default, or delay under this Master Agreement caused by or due to Force Majeure. In such event, EVERTEC’s obligation will be limited to using commercially reasonable efforts to reinstate the Services within a reasonable period of time once the unforeseen event has been rectified. Except as otherwise provided for herein, EVERTEC’s time for performance or cure hereunder will be extended for a period equal to the duration of the cause.

4.4

Systems and/or Services Not Provided by EVERTEC. To the extent COMPANY, BPPR, or their respective Subsidiaries perform any services themselves or use their own software, hardware, communications devices, Internet services, e-mail systems or other systems or, in the alternative, retain Third Parties to provide such services and systems, the parties acknowledge and agree that terms of this Master Agreement will not be deemed to impose on EVERTEC any obligation to obtain from owners of such systems any licenses or agreements that are necessary in order for EVERTEC to interface the Services with such systems. Nor will EVERTEC have any responsibility or liability in connection with such services or systems not provided by EVERTEC. COMPANY, BPPR, or their respective Subsidiaries will be solely responsible for the installation, operation, maintenance, use, and compatibility of such systems and services. In the event that such systems or services impair COMPANY, BPPR, and their respective Subsidiaries’ use of any Services: (a) COMPANY, BPPR, and their respective Subsidiaries will nonetheless be liable for payment for all Services provided by EVERTEC, and (b) any Specifications generally applicable to the Services will not apply.

4.5	LIMITATION OF LIABILITY.

a)

EXCEPT FOR WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, EVERTEC AND ITS SUBSIDIARIES SHALL NOT BE LIABLE TO COMPANY, BPPR OR ANY OF THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS MASTER AGREEMENT FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES OR LOSSES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR ANTICIPATED PROFITS, ROYALTIES, LOST DATA, COST OF PROCUREMENT OF SUBSTITUTE SOFTWARE, EQUIPMENT OR SERVICES, OR ANY OTHER BUSINESS OR OTHER ECONOMIC LOSS ARISING FROM OR RELATED TO ANY EQUIPMENT OR SOFTWARE NOT PROVIDED BY EVERTEC, ANY SERVICES, INCIDENTAL OR OTHERWISE, PROVIDED BY THIRD PARTIES (EXCEPT THOSE SERVICES PROVIDED BY A

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SUBCONTRACTOR OF EVERTEC UNDER ARTICLE 1.17), AND ANY THIRD PARTY CLAIM (EXCEPT AS OTHERWISE PROVIDED IN ARTICLE TEN OF THIS MASTER AGREEMENT): (I) WHETHER FOR, AMONG OTHER THINGS, SUCH PARTY’S NEGLIGENCE OR MISCONDUCT, BREACH OF WARRANTY OR ANY OBLIGATION ARISING THEREFROM; (II) WHETHER LIABILITY IS ASSERTED IN, AMONG OTHER THINGS, CONTRACT OR TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE AND STRICT PRODUCT LIABILITY); (III) WHETHER OR NOT FORESEEABLE; AND (IV) WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE.

b)

EXCEPT FOR WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, COMPANY, BPPR AND THEIR RESPECTIVE SUBSIDIARIES SHALL NOT BE LIABLE TO EVERTEC OR ITS AFFILIATES PURSUANT TO THIS MASTER AGREEMENT FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES OR LOSSES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR ANTICIPATED PROFITS, ROYALTIES, LOST DATA, COST OF PROCUREMENT OF SUBSTITUTE SOFTWARE, EQUIPMENT OR SERVICES, OR ANY OTHER BUSINESS OR OTHER ECONOMIC LOSS ARISING FROM OR RELATED TO ANY EQUIPMENT OR SOFTWARE NOT PROVIDED BY COMPANY, BPPR OR THEIR RESPECTIVE SUBSIDIARIES, ANY SERVICES, INCIDENTAL OR OTHERWISE, PROVIDED BY THIRD PARTIES, AND ANY THIRD PARTY CLAIM (EXCEPT AS OTHERWISE PROVIDED IN ARTICLE TEN OF THIS MASTER AGREEMENT): (I) WHETHER FOR, AMONG OTHER THINGS, SUCH PARTY’S NEGLIGENCE OR MISCONDUCT, BREACH OF WARRANTY OR ANY OBLIGATION ARISING THEREFROM; (II) WHETHER LIABILITY IS ASSERTED IN, AMONG OTHER THINGS, CONTRACT OR TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE AND STRICT PRODUCT LIABILITY); (III) WHETHER OR NOT FORESEEABLE; AND (IV) WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE, IN EACH CASE, OTHER THAN EXPECTED REVENUES (NET OF EXPECTED COSTS THAT WOULD HAVE OTHERWISE BEEN INCURRED) FOR SERVICES ANTICIPATED TO BE PROVIDED HEREUNDER.

c)

EXCEPT FOR WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR TO THE EXTENT OTHERWISE PROVIDED UNDER ANY LEGAL REQUIREMENTS, EVERTEC’S LIMIT OF LIABILITY UNDER THIS MASTER AGREEMENT WILL BE THE AMOUNT OF DIRECT DAMAGES SUBJECT TO AN AGGREGATE ANNUAL LIMIT EQUAL TO THE AMOUNT OF PAYMENTS MADE TO EVERTEC BY COMPANY, BPPR, AND THEIR RESPECTIVE SUBSIDIARIES FOR THE SERVICE FOR WHICH THE LIABILITY RELATES DURING THE TWELVE MONTHS PRIOR TO THE ACT, OMISSION OR EVENT THAT GIVES RISE TO THE CLAIM FOR LIABILITY. THIS LIMITATION WILL APPLY NOTWITHSTANDING ANY LIMITED REMEDY PROVIDED HEREIN; PROVIDED, HOWEVER, THAT THIS LIMITATION WILL NOT APPLY TO LOSSES RELATED TO BREACHES OF THE CONFIDENTIALITY PROVISIONS OF THIS MASTER AGREEMENT, NOR TO INTELLECTUAL PROPERTY INDEMNIFICATION PROVISIONS. EACH PARTY HEREBY WAIVES ANY CLAIM THAT THESE EXCLUSIONS DEPRIVE IT OF AN ADEQUATE REMEDY OR CAUSE THIS MASTER AGREEMENT TO FAIL OF ITS ESSENTIAL PURPOSE.

ARTICLE FIVE – CONFIDENTIALITY, PRIVACY & SECURITY OF INFORMATION

5.1	Confidential Information.

a)

The parties acknowledge that in the course of their dealings each may receive (the “Receiving Party”) Confidential Information of the other party (the “Disclosing Party”). As such, the parties are willing to share such Confidential Information provided that the Receiving Party protects the Confidential Information of the Disclosing Party. Confidential Information will not include information that:

1.	Is or becomes generally available to the public without breach of this Master Agreement;

2.	Was available to the Receiving Party on a non-confidential basis prior to its disclosure by the Disclosing Party;

3.

Becomes available to the Receiving Party from a Third Party, provided that the Receiving Party does not have knowledge, after reasonable inquiry, that such Third Party is subject to an obligation of confidentiality with the Disclosing Party;

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4.	Is independently developed by the Receiving Party without reference to or reliance upon the Confidential Information;

5.	Is approved by the Disclosing Party for disclosure; or

6.

Is required to be disclosed by applicable Legal Requirements or by a Governmental Authority, but only to the extent so required and solely for such purpose, and the Receiving Party shall otherwise remain obligated to treat such information as Confidential Information pursuant to the terms of this Article 5.

b)	In any dispute with respect to these exclusions, the burden of proving that information is not Confidential Information will be on the party making such assertion.

5.2	Privacy.

a)

The Receiving Party agrees to protect and hold all Confidential Information in strict confidence and to take all reasonable steps necessary to protect the Confidential Information from unauthorized and/or inadvertent disclosure. Unless in receipt of specific written exemption from the Disclosing Party or required by any Legal Requirements, the Receiving Party will not:

1.

use, reproduce, modify or disclose any of the Confidential Information for any purpose other than to perform its obligations under this Master Agreement for which the Confidential Information is being disclosed;

2.

disclose any of the Confidential Information other than to Representatives of the Receiving Party who have a reasonable need-to-know in order to discharge their obligations under this Master Agreement, and only to do so when the Representatives have agreed to be bound by the confidentiality provisions of this Master Agreement;

3.	remove any proprietary rights legend from the Confidential Information.

b)

The prohibition against the disclosure of Confidential Information includes, but is not limited to, disclosing the substance of the negotiations of the Master Agreement and the existence and/or the terms and conditions thereof, as well as the fact that any similarity exists between the Confidential Information and information independently developed by another Person or entity, and the parties understand that such similarity does not excuse it from abiding by its covenant or other obligations under this Master Agreement.

c)	The Receiving Party will be fully liable for the acts of its Representatives to whom it discloses the Confidential Information.

5.3	Security of Customer Information.

a)

To effect the purposes of this Master Agreement, COMPANY, BPPR or one of their respective Subsidiaries may from time to time provide EVERTEC with information or access to information concerning COMPANY, BPPR, or one of their respective Subsidiaries and persons or entities who obtain financial products or services from COMPANY, BPPR, or their respective Subsidiaries, including without limitation, client account information (“Customer Information”). EVERTEC acknowledges that its right to use the Customer Information may be limited by obligations of Company, BPPR or one of their respective Subsidiaries under the Gramm-Leach-Bliley Act of 1999 (Public Law 106-102, 113 Stat. 1138) (the “Gramm Act”) and its implementing regulations (e.g., Federal Reserve Regulation P, Securities and Exchange Commission Regulation S-P) and other federal and state laws and regulations regarding privacy and the confidentiality of customer records. EVERTEC shall be responsible for establishing and maintaining an information security program that complies with the Legal Requirements. To protect the privacy of the Customer Information, EVERTEC shall: (i) limit access to the Customer Information to its employees and agents who have a need to know to carry out the purposes for which the Customer Information was disclosed; and (ii) use the Customer Information only for purposes of carrying out its obligations hereunder. Furthermore, EVERTEC agrees to (i) protect and hold all Customer Information in strict confidence and to take all reasonable steps necessary to protect the Customer Information from unauthorized and/or inadvertent disclosure; (ii) give immediate verbal and written notification to COMPANY or BPPR, or one of their respective Subsidiaries, as applicable of any court order or legal action requiring the disclosure of Customer Information and, to the extent allowable under the law, hold the Customer Information in confidence while COMPANY, BPPR or one of their respective Subsidiaries seeks a protective order; (iii) give prompt notification of any unauthorized or inadvertent disclosure of the Customer Information; (iv) upon request

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of COMPANY, BPPR or one of their respective Subsidiaries promptly return or destroy all Customer Information belonging to COMPANY, BPPR, or one of their respective Subsidiaries, as applicable, including all copies thereof; and (v) implement security measures designed to (a) ensure the security, integrity and confidentiality of the Customer Information; (b) protect against any anticipated threats or hazards to the security or integrity of the Customer Information; and (c) protect against unauthorized access to or use of the Customer Information.

b)

Interagency Guidelines. EVERTEC acknowledges the requirements of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information issued by bank regulatory agencies on February 1, 2001, regarding the implementation of security measures to safeguard customer information. EVERTEC represents and warrants to COMPANY, BPPR, and their respective Subsidiaries that it has in place a comprehensive written security program that includes administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Customer Information. Furthermore, EVERTEC agrees that COMPANY, BPPR, and their respective Subsidiaries, and any Third Party auditor reasonably designated by COMPANY, BPPR, or their respective Subsidiaries, may, in a manner that is consistent with practices and procedures of the parties prior to the date hereof, at any time (i) solicit a copy of the aforementioned security program and (ii) review, monitor and audit EVERTEC to confirm it has satisfied its obligations pursuant to this paragraph.

c)

Unauthorized Access. EVERTEC also acknowledges the requirements of the Interagency Guidance on Response Programs for Unauthorized Access to Customer Information and Customer Notice issued by bank regulatory agencies on March 29, 2005, regarding implementing effective notification procedures in the event of unauthorized access to Customer Information. As such, the parties acknowledge and agree that EVERTEC shall be responsible for the unauthorized or fraudulent application for, access to or use of the Customer Information by any entity caused by the negligent acts or omissions of EVERTEC, its employees, subcontractors or agents. If EVERTEC becomes aware of any actual or suspected security breach involving unauthorized access (i.e., physical trespass on a secure facility, computing systems intrusion/hacking, loss/theft of a PC (laptop or desktop), loss/theft of printed materials, etc.) to the Customer Information, that either compromises or in EVERTEC’s reasonable judgment may have compromised the Customer Information, EVERTEC shall report such incident within forty-eight (48) hours in writing to COMPANY, BPPR, or one of their respective Subsidiaries, as applicable, and describe in reasonable detail the circumstances surrounding such unauthorized access (including, without limitation, a description of the causes of such breach). Any report under this Section shall include a brief summary of the steps being taken by EVERTEC to remedy such breach. Except as may be strictly required by Legal Requirements, EVERTEC agrees that it will not inform any Third Party of any such security breach without Popular’s, or its applicable Affiliate’s, prior written consent; however, if such disclosure is required by Legal Requirements, EVERTEC agrees to reasonably cooperate with COMPANY, BPPR, and their respective Subsidiaries regarding the content of such disclosure so as to minimize any potential adverse impact upon COMPANY, BPPR, and their respective Subsidiaries and their clients and customers.

5.4

Remedies. In the event of any court order or legal action requiring the disclosure of Confidential Information, the Receiving Party agrees to give immediate verbal and written notification of the order or action to the Disclosing Party, and to the extent allowable under the law and at the expense of the Disclosing Party, hold the Confidential Information while the Disclosing Party seeks a protective order. The Receiving Party acknowledges and agrees that it would be difficult to fully compensate the Disclosing Party for damages resulting from the breach or threatened breach of the foregoing provisions and, accordingly, that, in addition to any other remedies that may be available, in law, at equity or otherwise, the Disclosing Party will be entitled to seek injunctive relief, including, without limitation, temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions without the necessity of proving actual damages or posting a bond or any other security. This provision with respect to injunctive relief will not, however, diminish the Disclosing Party’s right to claim and recover damages.

5.5

Term of Obligation. Unless indicated otherwise in writing, the parties’ obligations under this Section will survive this Master Agreement for a period of three (3) years following termination hereof. Upon termination of this Master Agreement for any reason, the Receiving Party’s rights to possession and use of any Confidential Information in connection with the performance of its obligations hereunder or otherwise will terminate. Upon the request of the Disclosing Party, the Receiving Party will promptly return or destroy (in either case under certification to said effect) all Confidential Information belonging to the Disclosing Party, including all copies thereof. Should the Receiving Party be required by law to retain any of the Disclosing Party’s Confidential Information for a period longer than the Term of this Master Agreement, including any extension thereof, then the Receiving Party’s obligations under this Section will remain in full force and effect until the expiration of any such legally mandated retention period.

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ARTICLE SIX – SECURITY, COMPANY DATA & RECORDS

6.1

Authorized Persons. Each party will designate one or more individuals (hereinafter, “Authorized Persons”) who can (1) carry out transactions in each party’s name; (2) receive information from the other party related to the operation of the Service, including, but not limited to, any provided access code; (3) give written instructions or inform the other party about any action or request for action by the party; (4) notify or issue any document related to this Master Agreement that the Authorized Person deems necessary or convenient. Such Authorized Persons shall be notified to the other parties in writing.

6.2	Security Measures.

a)

The parties warrant that they have adopted, and will assume responsibility for complying with, any and all appropriate and necessary security measures required for the protection of access to their systems and to the Services by their Representatives and Authorized Persons. As such, the parties warrant that they have established commercially reasonable security procedures to minimize unauthorized access and agree that they will take the necessary measures to maintain the confidentiality of the security procedures and any access codes, passwords, instructions or security equipment. Except as may be specifically set forth in writing, each party represents and warrants to the other parties that it will not alter or disable any hardware or software security programs residing on another party’s hardware or systems. If a network connection is established between COMPANY, BPPR, or one of their respective Subsidiaries, on the one hand, and EVERTEC, on the other hand, each party represents and warrants to the others that its computing environment is free from all generally-known viruses, worms, Trojans and other “malware,” that may disrupt, damage or interfere with the other parties’ network and/or telecommunication facilities. As such, each party agrees to (1) allow the other parties to perform network assessments of its computing environment, and (2) maintain an alert status regarding the security of its computing systems, including, without limitation, all vulnerabilities and security patches or corrective actions, by subscribing to an industry-recognized service, such as CERT or CIAC. Each party understands that, should an assessment reveal inappropriate or inadequate security based on the pre-defined requirements for security, the other parties may, in addition to other remedies each may have, remove such party’s access to its network until such party satisfactorily complies with the security requirements defined.

b)

COMPANY, BPPR, and their respective Subsidiaries’ Authorized Persons agree to comply with all of EVERTEC’s requirements in relation to the security of the EVERTEC computing environment and Authorized Locations, including, without limitation, any subsequently agreed security plan or information processing requirements that may be embodied in any Service Addendum. COMPANY, BPPR, and their appropriate respective Subsidiaries will execute all documents generally required by EVERTEC for access to EVERTEC’s computing environment and Authorized Locations. Further, if any Authorized Person of COMPANY, BPPR, or their respective Subsidiaries, at any time during the life of this Master Agreement, is granted remote access to EVERTEC’s network, or is telecommuting in any capacity, then such person will be subject to additional EVERTEC data security requirements.

c)

Should the Services require access codes or other identification methods to gain access, each party will immediately notify the appropriate other party or parties in writing of any change of Authorized Person or the scope of his/her authority. Until such notification is received, each party may accept, without further inquiry, all declarations, instructions or representations made or issued by the Authorized Person. Furthermore, the parties will not assume responsibility, explicitly or implicitly, for questioning or verifying with the other parties whether the Person who uses or has access to the Service is in fact the Authorized Person or if he/she is acting in accordance with another party’s internal policies and procedures.

6.3	Ownership of Company Data.

a)

Each of COMPANY, BPPR, and their respective Subsidiaries will remain the sole and exclusive owner of its Company Data and Confidential Information, regardless of whether such data is maintained on magnetic tape, magnetic disk, or any other storage or processing device. All Company Data and other Confidential Information will, however, be subject to regulation and examination by the appropriate auditors and Governmental Authorities at the Authorized Locations to the same extent as if such information were on COMPANY, BPPR, or their respective Subsidiaries’ premises. EVERTEC will notify COMPANY, BPPR, and their respective Subsidiaries as soon as reasonably possible of any formal request by any Governmental Authority to examine such information maintained by EVERTEC. COMPANY, BPPR, and their respective Subsidiaries agree that

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EVERTEC is authorized to provide all such information when properly required to do so by a Governmental Authority, subject to the provisions of Section 5.3 hereof. EVERTEC acknowledges that it will not have or acquire any rights in or to any Company Data or Confidential Information upon termination of this Master Agreement.

b)

EVERTEC will, subject to its internal control and security procedures, permit each of COMPANY, BPPR, and their respective Subsidiaries to have or obtain (by electronic or other means) access to its Company Data, including where appropriate, access through COMPANY, BPPR, or their respective Subsidiaries’ computer terminals and equipment. EVERTEC will furnish COMPANY, BPPR, and their respective Subsidiaries with such written instructions, manuals or other documentation as will be necessary to such operation and access by COMPANY, BPPR, and their respective Subsidiaries.

6.4

Records and Backup. Each party will maintain its respective records related to the Services in a proper, complete and accurate fashion, and in compliance with all Legal Requirements applicable to each of them. EVERTEC will be responsible for retaining Company Data or other records pertaining to COMPANY, BPPR, and their respective Subsidiaries in accordance with COMPANY, BPPR, and their respective Subsidiaries’ Specifications for the Services, which will take into account COMPANY, BPPR, and their respective Subsidiaries’ record retention policies; provided, however, that COMPANY, BPPR, and their respective Subsidiaries acknowledge that any change in retention periods may result in additional charges and/or increases in the fees for the Services corresponding to the Company Data subject to such retention periods. Any such changes in retention periods will be subject to the provisions of Section 2.7(b) hereof.

ARTICLE SEVEN – INTELLECTUAL PROPERTY

7.1

Title. To the extent EVERTEC uses its own Intellectual Property to provide the Services under this Master Agreement, EVERTEC warrants that it is the owner of all right, title, and interest in and to such Intellectual Property, none of which, to EVERTEC’s best knowledge, infringes any proprietary right of any other Person. As such, the parties agree that, subject to the Legal Requirements and to existing agreements with Third Parties, or except as otherwise expressly agreed to between the parties in writing, EVERTEC is and will remain the owner of its Intellectual Property and all derivative works based thereon and that no title to or ownership of EVERTEC’s Intellectual Property or any part thereof is hereby granted to COMPANY, BPPR, or their respective Subsidiaries. Should EVERTEC use Third Party Intellectual Property to provide the Services, then EVERTEC warrants that it is duly licensed to use such Third Party Intellectual Property to provide the Services and any warranties and infringement indemnities for such Third Party Intellectual Property will be those of the Third Party license agreements with EVERTEC; provided, however, that EVERTEC shall not be obligated to make any representation or warranty that it is duly licensed to use any Third Party Intellectual Property that is the subject of any Merger IP License until the earlier of (i) such time as the COMPANY or EVERTEC, as applicable, has received a consent, approval, waiver or authorization that permits EVERTEC to make use of the Merger IP License following the Effective Date or (ii) the fifth anniversary of the Effective Date. In the alternative, COMPANY, BPPR, and their respective Subsidiaries will be given the opportunity to enter into license agreements directly with such Third Parties. The parties agree that, subject to the Legal Requirements and to existing agreements with Third Parties, or except as otherwise expressly agreed to among the parties, each of COMPANY, BPPR, and their respective Subsidiaries is and shall remain as the owner of its Intellectual Property, and all derivative works based thereon. COMPANY, BPPR, and their respective Subsidiaries’ ownership and proprietary rights shall include any and all rights in and to patents, trademarks, copyrights, and trade secret rights.

7.2

General. Each of COMPANY and BPPR acknowledges that in providing the Services to COMPANY, BPPR, and their respective Subsidiaries, EVERTEC is not transferring any right, title or interest in EVERTEC’s Intellectual Property, or any part or component thereof, to COMPANY, BPPR, or their respective Subsidiaries.

7.3

Developments. Except as otherwise agreed to in writing, any services, technology, processes, methods, software and/or enhancements to EVERTEC Intellectual Property or any Third Party Intellectual Property used or developed for purposes of delivering the Services (collectively, the “IP Developments”), whether developed solely by EVERTEC or jointly by EVERTEC and any other party, including any IP Developments requested or suggested by COMPANY, BPPR, or their respective Subsidiaries or a Client, will be the sole property of EVERTEC and will not be considered “works-made-for-hire”. Except as otherwise agreed to in writing, COMPANY, BPPR, and their respective Subsidiaries will not acquire any ownership right, Intellectual Property right, claim or interest in EVERTEC’s Intellectual Property or in any IP Developments. The parties agree that any services, technology, processes, methods, software and/or enhancements to COMPANY Intellectual Property for purposes of delivering

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the Services will be the sole property of COMPANY, BPPR, or one of their respective Subsidiaries, as applicable. Except as otherwise agreed to in writing, any Intellectual Property created or developed by EVERTEC as an independent product will be the sole property of EVERTEC and will not be considered a “work-made-for-hire”.

7.4	Cooperation. The parties will cooperate with each other and execute such other documents as may be reasonably deemed necessary by EVERTEC to achieve the objectives of this Article Seven.

7.5	Intellectual Property Infringement.

a)

Subject to the Agreement and Plan of Merger, EVERTEC agrees to defend indemnify and hold harmless COMPANY, BPPR, and their respective Affiliates and Subsidiaries against claims that any of the Services or its Intellectual Property infringes any Intellectual Property Right of a Third Party. EVERTEC will defend COMPANY, BPPR, and their respective Affiliates and Subsidiaries and will pay the damages and costs finally awarded against COMPANY, BPPR, or their respective Affiliates and Subsidiaries.

b)

If EVERTEC receives notice of an infringement claim or otherwise concludes that its Intellectual Property may infringe the proprietary rights of a Third Party, EVERTEC may in its sole discretion (i) procure the right for COMPANY, BPPR, and their respective Subsidiaries to continue using the affected Intellectual Property; (ii) modify the affected Intellectual Property to make it non-infringing; (iii) replace the affected Intellectual Property with a functional equivalent; or (iv) if EVERTEC determines that options (i) through (iii) are not practicable, terminate COMPANY, BPPR, and their respective Subsidiaries’ right to use the affected Intellectual Property and accept its return against payment of its then-depreciated value, computed on a five (5) year straight-line depreciation schedule commencing as of its installation date.

c)

EVERTEC will have no liability for any claim of infringement and thus no obligation to defend and indemnify COMPANY, BPPR, and their respective Subsidiaries under this Section if such infringement claim is based on (i) COMPANY, BPPR, and their respective Subsidiaries’ continued use of the affected Intellectual Property after EVERTEC notifies COMPANY, BPPR, and their respective Subsidiaries to discontinue use because of such a claim; (ii) COMPANY, BPPR, and their respective Subsidiaries’ use of a superseded or altered release of the affected Intellectual Property or any portion thereof, including, but not limited to, COMPANY, BPPR, and their respective Subsidiaries’ failure to use updates or new releases made available by EVERTEC, but only to the extent that such claim would have been avoided but for such failure; (iii) any modification by COMPANY, BPPR, and their respective Subsidiaries or a Third Party to the affected Intellectual Property, but only to the extent that such claim would have been avoided, but for such modification; (iv) COMPANY, BPPR, and their respective Subsidiaries’ use of the affected Intellectual Property without EVERTEC’s written consent; (v) COMPANY, BPPR, and their respective Subsidiaries’ use, operation or combination of the affected Intellectual Property with information, software, specifications, instructions, data, materials or items not supplied or approved by EVERTEC, but only to the extent that such claim would have been avoided but for such combined use; (vi) use of the affected Intellectual Property in a manner not intended by the accompanying and provided documentation; or (vii) COMPANY, BPPR, and their respective Subsidiaries’ misuse of the affected Intellectual Property.

d)

Furthermore, EVERTEC’s obligation to defend COMPANY, BPPR, and their respective Subsidiaries under this section is subject to all of the following conditions: (i) COMPANY, BPPR, or their respective Subsidiaries must notify EVERTEC promptly in writing after the claim is asserted or threatened; (ii) COMPANY, BPPR, or their respective Subsidiaries must give EVERTEC sole control over its defense or settlement; (iii) COMPANY, BPPR, and their respective Subsidiaries does not take a position that is adverse to EVERTEC; and (iv) COMPANY, BPPR, or their respective Subsidiaries must provide EVERTEC with reasonable assistance in defending the claim for which EVERTEC will reimburse COMPANY, BPPR, and their respective Subsidiaries for any reasonable out-of-pocket expenses that COMPANY, BPPR, or their respective Subsidiaries incur in providing such assistance.

e)

COMPANY and BPPR agree to notify EVERTEC promptly in writing if any other type of Third Party claim is brought against COMPANY, BPPR, or their respective Subsidiaries regarding EVERTEC’s Intellectual Property. EVERTEC may, at its option, choose to treat these claims as being covered by this Section.

f)	This Section states EVERTEC’s entire liability and COMPANY’s and BPPR’s exclusive remedies with respect to any Third Party infringement and trade secret misappropriation claims.

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ARTICLE EIGHT – REGULATORY COMPLIANCE, AUDIT & SERVICE REVIEWS

8.1	General Regulatory Compliance.

a)

EVERTEC acknowledges that EVERTEC will be solely responsible for monitoring and interpreting (and for complying with) Legal Requirements applicable to EVERTEC, and as such, hereby warrants that EVERTEC will comply with all applicable Legal Requirements, present and future, relating to the conduct and operation of its business.

b)

COMPANY and BPPR acknowledge that each of COMPANY and BPPR will be solely responsible for monitoring and interpreting (and for complying with, to the extent such compliance requires no action by EVERTEC) Legal Requirements applicable to COMPANY and its Subsidiaries and BPPR and its Subsidiaries, as applicable, and as such, hereby warrants that it and its Subsidiaries will comply with all applicable Legal Requirements, present and future, relating to the conduct and operation of its or such Subsidiaries’ business.

8.2	Legal Requirements.

a)

COMPANY and BPPR shall be responsible for monitoring and interpreting (and for complying with, to the extent such compliance requires no action by EVERTEC) the Legal Requirements. Any such interpretation shall be provided by COMPANY or BPPR to EVERTEC as part of the instructions used to establish the Specifications and EVERTEC will select the technical parameters within EVERTEC’s Systems that will apply to COMPANY, BPPR, and their respective Subsidiaries. EVERTEC shall be responsible for determining that such selections are consistent with COMPANY’s or BPPR’s instructions, as applicable. COMPANY and BPPR, as applicable, shall be responsible for determining that the instructions provided to EVERTEC are consistent with the Legal Requirements and with the terms and conditions of any agreements between COMPANY, BPPR, and their respective Subsidiaries and its Clients.

b)

Subject to Section 8.2(a), EVERTEC shall work with COMPANY and BPPR in developing and implementing a suitable procedure or direction to enable COMPANY, BPPR, and their respective Subsidiaries to comply with Legal Requirements applicable to the Services being provided by EVERTEC to COMPANY, BPPR, and their respective Subsidiaries.

8.3

Audit. EVERTEC, COMPANY, and BPPR acknowledge and agree that the performance of the Services may be subject to regulation by Governmental Authorities. EVERTEC agrees to cooperate, in a manner that is consistent with practices and procedures of the parties prior to the date hereof, with any audit or examination of the Services or COMPANY, BPPR, or their respective Subsidiaries, whether by a Governmental Authority or internal or external auditors of COMPANY, BPPR, or their respective Subsidiaries (“Audit”). Furthermore, EVERTEC agrees to provide any information or material lawfully requested during an Audit, and permitting such auditing parties to inspect or audit EVERTEC with respect to its provision of the Services; provided, however, that all such Audits will be performed at the sole expense of COMPANY, BPPR, or their respective Subsidiaries, as applicable, and each of COMPANY and BPPR agrees to reimburse EVERTEC for all reasonable fees associated with such examination with respect to it or its Subsidiaries.

8.4	Service Center Reviews.

a)

On an annual basis during the Term, EVERTEC shall engage a reputable independent certified public accounting firm of recognized national or regional standing (the “Firm”), to conduct a review of its IT operations and application controls for the Services provided to COMPANY, BPPR, and their respective Subsidiaries, in accordance with industry-wide best practices and FFEIC Guidelines. The aforesaid review shall be conducted in accordance with the American Institute of Certified Public Accountants Statement on Auditing Standards Number 70 (“SAS 70”) or any applicable successor standard, the findings and recommendations of which shall be set forth in a report (the “Service Center Review”). The Service Center Review shall (i) include a Type II Service Auditor’s Report under SAS 70, (ii) cover, at a minimum, a period of six (6) months, (iii) be dated as of September 30 of the year in question, and (iv) be delivered to COMPANY, BPPR, and their respective Subsidiaries on or before December 15 of such year.

b)

The parties agree and acknowledge that prior to the date hereof, EVERTEC periodically provided to COMPANY, BPPR and their respective Subsidiaries and to other EVERTEC customers a report of EVERTEC’s IT operations and applications controls for the services provided to COMPANY, BPPR and their respective Subsidiaries and to other EVERTEC customers (the “Previous Control Reports”). During the Term, Popular and BPPR agree to make a payment to EVERTEC for the Service Center Review within 30 days of EVERTEC’s delivery to COMPANY and BPPR of the Service Center Review. Such payment shall be an

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amount equal to the excess, if any, of (i) the fees or expenses paid by EVERTEC to the Firm in connection with the first Service Center Review performed during the period between the date of this Master Agreement and the first anniversary of the date hereof, over (ii) the costs, fees and expenses that EVERTEC paid in connection with the Previous Control Reports prepared during the most recent fiscal year completed prior to the date hereof (provided that any costs, fees and expenses allocated to EVERTEC by the Popular Parties in connection with the Previous Control Reports prepared during the most recent fiscal year completed prior to the date hereof shall be deemed to have been “paid” by EVERTEC for purposes of calculating the amount of such excess).

c)

If the Service Center Review contains any recommendations, EVERTEC shall, at its sole cost and expense, promptly take all actions necessary to comply with such recommendations and shall advise COMPANY and BPPR when such compliance is achieved.

d)

If, at any time during the Term, COMPANY or BPPR has reasonable material concerns regarding (i) the scope of the Service Center Review, (ii) any material qualification in the aforesaid report, and/or (iii) EVERTEC’s operational and application controls and such concerns are not addressed in the Service Center Review to COMPANY’s or BPPR’s reasonable satisfaction (as applicable), COMPANY or BPPR (as applicable) shall so notify EVERTEC and EVERTEC shall promptly meet with COMPANY or BPPR in an effort to resolve such concern.

e)

For all other requests by COMPANY or BPPR to review all or a portion of the Services and EVERTEC’s operation controls relating thereto, outside the scope of an Audit or SAS 70, the parties will agree in writing to the terms and conditions applicable to such review, including the scope of the review and any expenses related thereto.

ARTICLE NINE – TERM & TERMINATION

9.1

Term. This Master Agreement will commence on September 30, 2010 (the “Effective Date”) and will end on September 30, 2025 unless there is a Popular Parties Change of Control prior to such date and EVERTEC notifies COMPANY within thirty (30) days of such Popular Parties Change of Control of its intent to extend this Master Agreement as a result of such Popular Parties Change of Control, in which case this Master Agreement will end on September 30, 2028 (the “Initial Term”), unless earlier terminated in accordance with the provisions of this Master Agreement. After the Initial Term, this Master Agreement shall renew automatically for successive three (3) year periods (each a “Renewal Period” and together with the Initial Term, the “Term”), unless either party gives written notice to the other party not less than one (1) year prior to the then applicable Renewal Period (the date of such notice, the “Notice Date”), of its intent not to renew this Master Agreement.

9.2	Termination for Cause.

a)

This Master Agreement or any of the Services, individually or collectively, may be terminated by either the Popular Parties, on the one hand, or EVERTEC, on the other, if the other party or parties (as applicable):

1.

commits a Material Breach of this Master Agreement (or series of breaches that together constitute a Material Breach), which breach is not cured within thirty (30) days following receipt of notice specifying the nature and extent of such breach; provided, however, that if such breach is not reasonably susceptible of cure within such thirty (30) day period, such period will be extended and the party will not be in default hereunder so long as it commences such cure within such thirty (30) day period and diligently pursues such cure and such failure is cured within ninety (90) days following the receipt of such notice;

2.

fails to pay any properly submitted invoice providing for material amounts in the aggregate that are undisputed for a period exceeding sixty (60) days pursuant to Section 3.2 of this Master Agreement; or

3.	makes any assignment of this Master Agreement, except as expressly provided herein.

b)

For purposes of this Section 9.2 and notwithstanding anything in this Master Agreement to the contrary, “Material Breach” means a breach, or series of breaches, of a party’s duties or obligations (other than a failure to make a payment pursuant to this Master Agreement) that if left uncured for ninety (90) days following receipt of notice from COMPANY or BPPR detailing the relevant deficiency or failure, would result in a Material Adverse Effect on COMPANY and its Subsidiaries (taken as a whole) or BPPR and its Subsidiaries (taken as a whole), as applicable.

31

c)

Notwithstanding anything in this Master Agreement to the contrary, any breach or default under a particular Service Addendum will give the non-breaching party or parties the right to terminate that particular Service Addendum, subject to the cure periods set forth under Section 9.2(a)(1), and will not automatically operate as a default under any other Service Addendum.

9.3

Effect upon Termination. Unless indicated otherwise in the written termination notice, upon the termination of any Service, all remaining Services will continue in full force and effect; provided, however, that should this Master Agreement be terminated, all Services in effect as of the date of termination will also terminate. Except as otherwise provided for herein, upon termination, all further obligations of the parties pursuant to this Master Agreement or the particular Service that was terminated, whichever the case may be, will terminate (except the obligation of COMPANY, BPPR and their appropriate respective Subsidiaries to make a payment for any unpaid and properly invoiced amounts, in accordance with Section 3.2) without further liability of any party to the others; provided, however, that termination will not release the party that terminates from any liability which at the time of termination had already accrued to the non-terminating party or parties. No party shall be liable to the others for damages of any kind solely as a result of terminating this Master Agreement in accordance with its provisions. Furthermore, any such termination will be without prejudice to any rights or remedies any party may have arising out of any breach of any material representation, warranty, covenant or condition by any other party hereto.

9.4

Transition Assistance. EVERTEC agrees that during the time period between (i) the Notice Date, (ii) the date of any termination of this Master Agreement and all Services hereunder pursuant to Section 9.2 hereof, (iii) the date of termination or non-renewal of any individual Service or Services under this Master Agreement with or without the termination of this Master Agreement, or (iv) the date of a Release Event pursuant to Section 3.1 of the Technology Agreement, in the case of each of (i)-(iv) above, to the extent Transition Assistance (defined below) is requested by COMPANY, BPPR or their respective Subsidiary or Subsidiaries (each of (ii), (iii) and (iv), a “Termination Date”), as applicable, and the completion of the transition services contemplated by this Section 9.4, EVERTEC will continue to provide the applicable Service or Services under the terms and conditions that are in effect as of the Notice Date or a Termination Date, as applicable. For a period (the “Transition Period”) commencing on the earlier of (x) the Notice Date and (y) a Termination Date and ending on the earlier of (a) the 18-month anniversary of the earlier of (x) and (y) above and (b) the date on which all applicable Service or Services have been completely transitioned to another provider, EVERTEC will (i) provide COMPANY, BPPR, and their respective Subsidiaries transition support and assistance including, without limitation, providing COMPANY, BPPR, and their respective Subsidiaries or any Third Party reasonably designated by COMPANY, BPPR, or their respective Subsidiaries information and cooperation necessary to effect COMPANY, BPPR, and their respective Subsidiaries’ transition, with business continuity, of the applicable Service or Services and (ii) continue to provide the applicable Service or Services under the terms and conditions that are in effect as of the Notice Date or a Termination Date, as applicable, until such Service or Services have been completely transitioned to another service provider or to COMPANY, BPPR, their respective Subsidiaries ((i) and (ii) collectively, “Transition Assistance”); provided that COMPANY, BPPR, or their respective Subsidiary or Subsidiaries, as applicable, have used or continue to use reasonable efforts to completely transition the applicable Service or Services to another provider and reasonably continue to need such Transition Assistance, the Transition Period shall be extended until such Service or Services shall be completely transitioned to another provider. During the Transition Period, COMPANY, BPPR, and their respective Subsidiaries and EVERTEC shall use their commercially reasonable efforts to completely transition each Service requested by the COMPANY, BPPR, and their respective Subsidiaries to another service provider or to COMPANY, BPPR, and their respective Subsidiaries prior to the end of the Transition Period. In furtherance of and as a part of such Transition Assistance, EVERTEC shall assist COMPANY, BPPR, and their respective Subsidiaries to develop a plan for the complete transition of all Services requested by the COMPANY, BPPR, or their respective Subsidiaries from EVERTEC to COMPANY, BPPR, and their respective Subsidiaries or another service provider, on a reasonable schedule, which shall give consideration to COMPANY, BPPR, and their respective Subsidiaries’ need for the orderly continuation of such Services. Prior to providing any Transition Assistance, EVERTEC shall deliver to COMPANY, BPPR, and their respective Subsidiaries a good faith estimate of all projected expenses and charges. COMPANY, BPPR, and their respective Subsidiaries understand and agree that all expenses and charges for Transition Assistance shall be computed in accordance with EVERTEC’s then current standard prices for such products, materials, and Services (or to the extent such Services were provided pursuant to this Master Agreement, the expenses and charges for such Services shall be the price for such Services under the Master Agreement), which expenses and charges shall be paid by COMPANY, BPPR, or their appropriate respective Subsidiaries in accordance with the provisions of this Master Agreement. Nothing contained herein shall obligate COMPANY, BPPR, or their respective Subsidiaries to receive Transition Assistance from EVERTEC. Notwithstanding anything to the contrary in this Master Agreement, the Transition Assistance Addendum shall survive the expiration or termination of this Master Agreement (or any portion thereof) for any reason.

32

ARTICLE TEN – INSURANCE AND INDEMNIFICATION

10.1	Insurance.

a)

In the event of an EVERTEC Change of Control and to the extent deemed advisable by COMPANY, BPPR, and their respective Subsidiaries, the parties agree that EVERTEC will maintain in full force and effect during the Term insurance as follows:

1.

Statutory workers compensation insurance or a workers’ compensation and employers’ liability insurance, as applicable under state law, with limits to conform with the greater of the amount required by applicable state statutory law or one million dollars ($1,000,000) each accident, including occupational disease coverage;

2.

Comprehensive General Liability insurance with limits not less than one million dollars ($1,000,000) per occurrence and two million dollars ($2,000,000) general aggregate including bodily injury, death, property damage, personal injury, advertising injury, contractual liability, independent contractors, broad-form property damage, employers liability stop gap, and products and completed operations coverage;

3.

Automobile Liability insurance with limits not less than one million dollars ($1,000,000) each occurrence combined single limit of liability for bodily injury, death, and property damage, including owned and non-owned and hired automobile coverage, as applicable;

4.

Umbrella insurance with limits not less than five million dollars ($5,000,000) covering excess of loss over primary liability insurance policies, including Comprehensive General Liability, Comprehensive Automobile Liability, and Workers Compensation and Employers Liability insurance policies, where applicable under state laws;

5.

Fidelity and Crime insurance in the amount of not less than ten million dollars ($10,000,000) each occurrence and annual aggregate including Electronic & Computer Crime, Unauthorized Computer Access coverage, and employee dishonesty coverage extended to loss of third parties; and

6.

Professional liability insurance (Errors and Omissions) with limits not less than ten million dollars ($10,000,000) each occurrence and annual aggregate including coverage for computer programming and electronic data processing services, network security liability, content injury, privacy injury, regulatory proceedings, dependent loss and third party custodian.

b)	Certificates of Insurance. Certificates of Insurance evidencing all coverage described in this Section shall be furnished to COMPANY or BPPR upon request, and will include the following:

1.

The certificate of insurance will state COMPANY, BPPR, and their respective Subsidiaries as additional insureds under its Comprehensive General Liability, Automobile Liability and any other policy protecting against bodily injury or property damage, and that COMPANY, BPPR, and their respective Subsidiaries, although named as additional insureds, shall nonetheless be entitled to recovery for any loss suffered as a result of EVERTEC’s negligence.

2.

The certificate of insurance will state a sixty (60) days’ advance written notice to COMPANY and BPPR in the event that the insurance carrier, for any reason, cancel or materially restrict insurance coverage.

3.

The certificate of insurance will state that the respective EVERTEC insurance will respond on a primary basis without contribution from any other insurance of COMPANY, BPPR, or their respective Subsidiaries until EVERTEC insurance limits have become exhausted.

c)	All insurance carriers will maintain at all times an AM Best rating of A-VII or better for risks insured in Puerto Rico and an AM Best rating of A-VIII for risks insured outside Puerto Rico.

d)	Insurance deductibles or retentions shall not exceed one million dollars per insurance policy unless approved in writing by COMPANY and BPPR.

10.2

Indemnity. Each party (the “Indemnifying Party”) hereby agrees to indemnify, defend, protect and hold harmless the other parties, their Affiliates and their respective Representatives, suppliers, Third Party information providers, sub-contractors and permitted assigns and successors in interest (collectively, the “Indemnified Party”) from and

33

against any Losses incurred or suffered by, or asserted against, such Indemnified Party directly or indirectly in relation to or arising from: (a) subject to Section 2.3 of Exhibit C hereof with respect to any failure by EVERTEC to meet its Service Levels, any breach of this Master Agreement, including, but not limited to, any breach of representation or warranty, by the Indemnifying Party; (b) any claim brought by any Third Party against an Indemnified Party based on the Indemnifying Party’s use of the Services; (c) the Indemnified Party’s compliance with the Indemnifying Party’s Specifications or instructions; (d) acts or omissions of the Indemnifying Party and its Representatives in connection with the installation, maintenance, presence, use or removal of equipment or software not provided by the Indemnified Party; (e) claims for infringement of any Third Party Intellectual Property right, arising from the use of any Services or Systems not provided by the Indemnified Party; (f) the Indemnified Party’s use of the Services, Intellectual Property or data supplied by the Indemnifying Party; and (g) claims against the Indemnified Party for damage to, or loss of use of property of Third Parties and/or injury or death of any person to the extent that such damage, injury or death is caused by the negligent act or omission of the Indemnifying Party.

10.3	Indemnification Procedures. With respect to claims covered by Section 10.2 above, the following procedures will apply:

a)

Notice. Promptly after receipt by an Indemnified Party of notice of the commencement or threatened commencement of any civil, criminal, administrative or investigative action or proceeding involving a claim in respect of which the Indemnified Party will seek indemnification pursuant to this Article Ten, the Indemnified Party will notify the Indemnifying Party of such claim in writing. The failure of Indemnified Party to so notify an Indemnifying Party will relieve Indemnifying Party of its obligations under this Section to the extent that Indemnifying Party can demonstrate damages attributable to such failure. Within fifteen (15) days following receipt of written notice from the Indemnified Party relating to any claim, but no later than fifteen (15) days before the date on which any response to a complaint or summons is due, the Indemnifying Party will notify the Indemnified Party in writing if the Indemnifying Party elects to assume control of the defense and settlement of that claim (a “Notice of Election”).

b)

Procedure Following Notice of Election. If the Indemnifying Party delivers a Notice of Election relating to any claim within the required notice period, the Indemnifying Party will be entitled to have sole control over the defense and settlement of such claim; provided that (i) the Indemnified Party will be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; and (ii) the Indemnifying Party will notify the Indemnified Party before ceasing to defend against such claim, and will not compromise or settle such claim without the Indemnified Party’s prior written consent if such compromise or settlement would impose a penalty or limitation upon the Indemnified Party, including, without limitation, an injunction or other equitable relief, or such compromise or settlement does not include the release of the Indemnified Party from all liability arising from or relating to such claim. After the Indemnifying Party has delivered a Notice of Election relating to any claim, the Indemnifying Party will not be liable to the Indemnified Party for any legal expenses incurred by the Indemnified Party in connection with the defense of that claim. In addition, the Indemnifying Party will not be required to indemnify the Indemnified Party for any amount paid or payable by the Indemnified Party in the settlement of any claim for which the Indemnifying Party has delivered a timely Notice of Election if such amount was agreed to without the written consent of the Indemnifying Party.

c)

Procedure Where No Notice of Election Is Delivered. If the party which is the Indemnifying Party does not deliver a Notice of Election relating to any claim within the required notice period, the Indemnified Party will have the right to defend the claim in such manner as it may deem appropriate, and the failure of the Indemnifying Party to deliver such Notice of Election will not affect the indemnification obligations of such party under this Master Agreement.

d)

Cooperation. When seeking indemnification, the Indemnified Party will at all times reasonably cooperate with the Indemnifying Party in the defense or settlement of any claim which is subject to this Article Ten.

e)

Entitlement to Payment. In the event an Indemnifying Party elects not to assume control of the defense and settlement of that claim, the Indemnified Party will be entitled to payment by the Indemnifying Party upon the Indemnified Party’s settlement of the claim or the adjudication of liability, whichever first occurs.

10.4

Subrogation. In the event that a party will be obligated to indemnify another party pursuant to this Article Ten, the Indemnifying Party will, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claims to which such indemnification relates. The Indemnified Party will reasonably cooperate with Indemnifying Party, including by the execution of appropriate documents, to enable the Indemnifying Party to receive the benefit of the right of subrogation outlined in this Section.

34

ARTICLE ELEVEN – SERVICES FOR CLIENTS

11.1	Scope of Services. EVERTEC acknowledges that the Services are intended to enable COMPANY, BPPR, and their respective Subsidiaries to manage effectively:

a)	COMPANY, BPPR and their respective Subsidiaries’ internal operations, and

b)

COMPANY, BPPR and their respective Subsidiaries’ performance and delivery of services and products for COMPANY, BPPR and their respective Subsidiaries’ respective Clients (hereinafter collectively referred to as the “Popular Services and Products”).

11.2

Provided EVERTEC is given the opportunity to (i) coordinate with COMPANY and BPPR and approve the Specifications for the Services, COMPANY, BPPR or one of their respective Subsidiaries proposes to offer under a written agreement between COMPANY, BPPR or one of their respective Subsidiaries and a Client that includes the provision of such Services (“Client Agreements”); and (ii) review and accept changes to any applicable operating manuals of COMPANY, BPPR or their respective Subsidiaries that impact EVERTEC with respect to its provision of the Services, EVERTEC shall use Best Efforts to ensure that the Services are provided in a manner that allows COMPANY, BPPR and their respective Subsidiaries to act in accordance with the corresponding Client Agreements and operating manuals for each of the Popular Services and Products. In the event that COMPANY, BPPR or their respective Subsidiaries make any change to any Popular Service and Product that requires a change or modification to the Services, such change shall be processed and implemented pursuant to this Master Agreement.

11.3	Special Representations Regarding EVERTEC’s Performance of Services under Service Agreements with Governmental Agencies.

In connection with any Client Agreement wherein the Client is a Governmental Authority of the Commonwealth of Puerto Rico, EVERTEC shall comply with the requirements set forth in Executive Order 1991-24 and Circular Letter 1300-25-98 of the Treasury Department, including but not limited to, certifying to the pertinent Governmental Agency that EVERTEC has filed its Puerto Rico income tax returns for the last five (5) years and has made the corresponding payments (or has entered into a payment plan).

11.4	Client Agreements.

a)

EVERTEC will have no liability or obligation under any Client Agreement, whether through an outsourcing arrangement or through reselling of the Services; provided, however, that EVERTEC shall be responsible to COMPANY, BPPR, and their respective Subsidiaries for any Losses caused by a breach of any of its obligations under this Master Agreement. COMPANY, BPPR, and their respective Subsidiaries will have no authority to bind EVERTEC to any terms or conditions of the Service in connection with or as part of any Client Agreement, except as otherwise provided by the parties in writing.

b)

EVERTEC agrees to assist COMPANY, BPPR, and their respective Subsidiaries with the investigation of any claims arising under a Client Agreement. Furthermore, EVERTEC will refer to COMPANY, BPPR, and their respective Subsidiaries any complaint that is received by EVERTEC, in which case, EVERTEC will be notified of the results of any investigation performed by COMPANY, BPPR, or their respective Subsidiaries within five (5) days following the receipt of the referral for investigation.

c)

COMPANY, BPPR, and their respective Subsidiaries are responsible for any acts or omissions by Clients that, if performed by COMPANY, BPPR, and their respective Subsidiaries, would constitute a breach of this Master Agreement. COMPANY, BPPR, and their respective Subsidiaries are responsible for all fees and expenses that are payable to EVERTEC under this Master Agreement regardless if COMPANY, BPPR, and their respective Subsidiaries receive payment from the Client for the Services provided. Any charge-back or credit arrangements between COMPANY, BPPR, and their respective Subsidiaries and a Client are the responsibility of COMPANY, BPPR, and their respective Subsidiaries, and do not affect COMPANY, BPPR, and their respective Subsidiaries’ liability for the payment of such fees and expenses.

d)

Notwithstanding any limit of liability herein, COMPANY hereby agrees to indemnify, defend, protect and hold harmless EVERTEC Indemnitee from and against any Losses incurred or suffered by, or asserted against, such EVERTEC Indemnitee directly or indirectly in relation to or arising from any claim brought by any Third Party against an EVERTEC Indemnitee based on (i) a Client’s use of the Services in a manner inconsistent with this Master Agreement; and (ii) any breach of a Client Agreement by COMPANY, BPPR, or their respective Subsidiaries or a Client to the extent such breach is not attributable to a breach of this Master Agreement by EVERTEC.

[Signature page follows.]

35

IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be executed by their duly authorized Representatives as of the date first written above.

Popular, Inc.	EVERTEC, Inc.

By:	By:

Name:	Name:
Title:	Title:

Banco Popular de Puerto Rico

By:

Name:
Title:

[Signature page to Amended and Restated Master Service Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be executed by their duly authorized Representatives as of the date first written above.

Popular, Inc.	EVERTEC, Inc.

By:	By:

Name:	Name:
Title:	Title:

Banco Popular de Puerto Rico

By:

Name:
Title:

[Signature page to Amended and Restated Master Service Agreement]

Exhibit A

Intentionally omitted.

Exhibit B

Services and Fees

See Attached

Master Service Agreement Exhibit B

**	Unless indicated otherwise in the Unit column or unless the context of the Unit Price clearly indicates otherwise, all Unit prices are “Per Month”.

Application Development and Network Services Consulting

Service Code	Service	Unit	Unit Price
3000	Branch Technician	Per man hours	$	[***]
3003	Applications/Modifications Tester	Per man hours	$	[***]
3004	Business Analyst	Per man hours	$	[***]
3001	Junior Programmer	Per man hours	$	[***]
3002	Senior Programmer	Per man hours	$	[***]
3013	Network Project Coordinator	Per man hours	$	[***]
3005	System Programmer	Per man hours	$	[***]
3014	Project Coordinator/Manager	Per man hours	$	[***]
3015	Programmer Specialist	Per man hours	$	[***]
3006	Web Senior Programmer	Per man hours	$	[***]
3007	Web Specialist	Per man hours	$	[***]
3008	Web Project Manager	Per man hours	$	[***]
3016	Senior System Programmer	Per man hours	$	[***]
3012	Network Technician	Per man hours	$	[***]
3011	Network Analyst	Per man hours	$	[***]
3010	Communication Network Specialist	Per man hours	$	[***]
3009	Network Engineer	Per man hours	$	[***]
Applications Processing and Hosting
Service Code	Service	Unit	Unit Price
2067	Mortgage Loans Open Accounts	Per account	$	[***]
2068	Mortgage Loans Closed Accounts	Per account	$	[***]
2069	Auto Loans / Lease Open Accounts	Per account	$	[***]
2070	Auto Loans / Lease Closed Accounts	Per account	$	[***]
2075	Human Resources Actives	Per employee	$	[***]
2076	Human Resources - Retirees	Per employee	$	[***]
Financial Applications:
2077	Accounts Payable	Per user	$	[***]
2091	General Ledger	Total	$	[***]
	BPPR	Per month	$	[***]
	Popular Insurance	Per month	$	[***]
	BP North America	Per month	$	[***]
	Equity One	Per month	$	[***]
	Popular Finance	Per month	$	[***]
	BP US Virgin Island	Per month	$	[***]
	Popular Leasing	Per month	$	[***]
	Popular Securities	Per month	$	[***]
	Popular Mortgage	Per month	$	[***]
	BP Tortola (BVI)	Per month	$	[***]
2079	Prepaid Verizon System (Active)	Per account	$	[***]
2080	Prepaid Verizon System (Inactive)	Per account	$	[***]
2096	Merchant Processing	Per month	$	[***]
2092	Bess - Wire Transfer System	Per month	$	[***]
2078	Personal Banking	Per month	$	[***]
2093	Letters of Credits	Per month	$	[***]
2083	Card Management Application Active (Commercial)	Per transaction	$	[***]
2084	Card Management Application Inactive (Commercial)	Per transaction	$	[***]
7083	Card Management Application Active (Retail)	Per transaction	$	[***]
7084	Card Management Application Inactive (Retail)	Per transaction	$	[***]
2085	Quick Loans Active (ACAPS)	Per account	$	[***]
2086	Quick Loans Inactive (ACAPS)	Per account	$	[***]
2087	Branches Platform System	Per item	$	[***]
2088	Research & Adjustments - Active	Per item	$	[***]
2089	Research & Adjustments - Inactive	Per item	$	[***]
2073, 7073	Telepago Register Customers / active	Per month per active register based on quarterly evaluation of active registers		Tiered pricing: [***]-[***] @ $[***] Over [***] @ $[***]
2094	Account Analysis / active	Per account	$	[***]
2095	Account Analysis / inactive	Per account	$	[***]
2629	Commercial Loans Open	Per note	$	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Service Code	Service	Unit	Unit Price
2640	Commercial Loans Closed	Per note	$	[***]
2631	Installment Loans Open	Per loan	$	[***]
2632	Installment Loans Close	Per loan	$	[***]
2639	OFAC - CIF	Per item	$	[***]
2641	Deposits Active Accounts (Commercial)	Per account	$	[***]
2642	Deposits Inactive Accounts (Commercial)	Per account	$	[***]
7641	Deposits Active Accounts (Retail)	Per account	$	[***]
7642	Deposits Inactive Accounts (Retail)	Per account	$	[***]
2643	Savings Active Accounts (Commercial)	Per account	$	[***]
2644	Savings Inactive Accounts (Commercial)	Per account	$	[***]
7643	Savings Active Accounts (Retail)	Per account	$	[***]
7644	Savings Inactive Accounts (Retail)	Per account	$	[***]
2656	CD Active Accounts	Per account	$	[***]
2657	CD Inactive Accounts	Per account	$	[***]
2658	IRA Active Accounts	Per account	$	[***]
2659	IRA Inactive Accounts	Per account	$	[***]
2752	Web Referral - Maintenance	Per month per subsidiary	$	[***]
2751	Web Referral - Referrals	Per referral received	$	[***]
2403	WCM - Regular Customers	Per customer	$	[***]
2404	WCM - ACH Customers	Per customer	$	[***]
2405	WCM - Import Customers	Per customer	$	[***]
2406	WCM - Validator	Per customer	$	[***]
2407	WCM - Single Wire Customers	Per customer	$	[***]
2408	WCM - Batch Wire Customers	Per customer	$	[***]
2409	WCM - Information Reporting Customers	Per customer	$	[***]
2410	WCM - Special Reporting Customers	Per customer	$	[***]
Web Cash Manager Transaction Charges:
2411	[***] - [***]	Per transaction	$	[***]
2411	[***] - [***]	Per transaction	$	[***]
2411	[***] - [***]	Per transaction	$	[***]
2411	[***] and over	Per transaction	$	[***]
2060	Plaza Pop	Per month	$	[***]
2939	Ticket Sales Services	Per ticket	$	[***]
2074	Trust Applications Services	Per month	$	[***]
2730	Internet Banking	Per month per active register based on quarterly evaluation of active registers		Tiered pricing: [***]-[***] @ $[***] [***] - [***]@ $[***] Over [***] @ $[***]
2170	Banca Móvil	Per message		Tiered pricing: [***]-[***] @ $[***] [***] - [***] @ $[***] Over [***] @ $[***]
2168	E-Mailing System Service Automatic (Lyris)	Per e-mail	$	[***]
2169	E-Mailing System Service (Lyris)	Per e-mail	$	[***]
2703	KVS Application - Hosting Fee Corporate ($[***]) BPPR ($[***]) Popular Finance ($[***]) Popular Securities ($[***]) Popular Insurance ($[***]) Popular Auto ($[***]) Popular Mortgage ($[***])	Per month	$	[***]
2704	KVS Application - Email Storage Fee	Per MB	$	[***]
2713	KVS Licences	Per License	$	[***]
2714	KVS Client Installation and Configuration	Per request	$	[***]
4099	TIP Production and DRS	Per month	$	[***]
4045	TIP Transaction Vault Developent HW and SW	Per month	$	[***]
4903	Right Fax Hosting	Per month	$	[***]
4706	Payroll Card - Active	Per account	$	[***]
4707	Payroll Card - Inactive	Per account	$	[***]
4742	Disbursement Card - Active	Per account	$	[***]
4743	Disbursement Card - Inactive	Per account	$	[***]
4744	BSA Upgrade Assist - Test (4.691 TB)	Per month	$	[***]	$[***] Old Fee
4745	BSA Upgrade Assist - Production (4.5 YB)	Per month	$	[***]	$[***] Old Fee
	Genesys Maintenace Fee (revised annually)	Per year	$	[***]
4765	TSYS Processing Fees & TSYS Interfaces	Per month	$	[***]
4766	TSYS - CACS	Per account	$	[***]
4767	TSYS - ACAPS	Per booking	$	[***]
4765	TSYS Security Administration Services	Per month	$	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Service Code	Service	Unit	Unit Price
4362	Global 360 Hosting - (Popular Mortgage)	Per month	$	[***]
4362	Global 360 Hosting - (Banco Popular Mortgage Servicing)	Per month	$	[***]
	Global 360 Hosting - (Banco Popular Retail Banking)	Per month	$	[***]
4717	Marketing Datawarehouse Application Hosting	Per month	$	[***]
4775	BPPR ATH OFF Premises TCP/IP - Recurrent Cost	Per machine	$	[***]
4776	BPPR ATH OFF Premises TCP/IP - Installation Cost	Per installation	$	[***]
4901	Foreign Exchange Hosting	Per month	$	[***]
4934	Information Security Help Desk Support	Total	$	[***]
	Banco Popular de Puerto Rico	Per month	$	[***]
	Popular Mortgage	Per month	$	[***]
	Popular Auto	Per month	$	[***]
	Popular, Inc.	Per month	$	[***]
	Popular Securities	Per month	$	[***]
	Popular Insurance	Per month	$	[***]
	Popular Risk	Per month	$	[***]
4665	SED Single Sign On - Hosting	Per month	$	[***]
4945	Bloans Monthly Hosting Fee	Per month	$	[***]
4946	Bloans Additional Credit Application [***]>[***]	Per account	$	[***]
4958	Bloans Additional Credit Application [***]>[***]	Per account	$	[***]
4959	Bloans Additional Credit Application [***] and over	Per account	$	[***]
5046	ASSIST//ck Application - BPNA	Per month	$	[***]
5075	E-Loans Processing (Retail)	Per month	$	[***]
5076	E-Loan Processing (Museum)	Per month	$	[***]
5051	Popular Net Banking - Maintenance Fees (BPNA)	Per month	$	[***]
	Popular Net Banking - Hosting Fee (BPNA)	Per month	$	[***]
5072	Iron Mail for BPNA	Per month	$	[***]
5410	ATM Driving for BPNA:
	ATM Terminal Driving	Per unit per month	$	[***]
	ATM Swithced Transactions	Per transaction per month		Tiered pricing: [***] -[***] @ $[***] [***] -[***] @ $[***] Over [***]@ [***]
	Host Surcharging	Per surcharged transaction	$	[***]
	Gatewary Interface Support	Per Gateway per month	$	[***]
	FTP Access for Files and Reports	Per month (up to 10 days availability)	$	[***]
	FTP Access for Files and Reports	Per month (after 10 days availability)	$	[***]
	Stand in Support with Negative Usage File	Per month	$	[***]
	Communication Expenses	Per line per month	$	[***]
	Telecommunication Charges	Third party fee		Pass Through
	Off-line Debit	Third party fee		Pass Through
	Visa Check Card	Third party fee		Pass Through
	Master Money Processor	Third party fee		Pass Through
	ATM Driving application changes, modifications and enhancements	Per hour during business day	$	[***]
	ATM Driving application changes, modifications and enhancements	Per hour during non- business day	$	[***]
	Additional certification if ATM Driving specifications are modified	Per hour during business day	$	[***]
	Additional certification if ATM Driving specifications are modified	Per hour during non- business day	$	[***]
4710	Cognos 7 - Licensing	Per month	$	[***]
4739	Cognos 8 - Software maintenance	Per year	$	[***]
4976	ATH Internacional - Active Cards	Per card per month	$	[***]
4977	ATH Internacional - Inactive Cards	Per card per month	$	[***]
TBD	EZ-Statement Service	Per month per active account		Tiered pricing: [***]-[***]@ $[***] [***] - [***]@ $[***] [***] -[***] @ $[***] Over [***]@ $[***] * Minimum monthly fee - $[***]
4906	ASSIST for Banco Popular (10114)	Per month	$	[***]
4157	Right Fax Application Daily Monitoring (Pop. Mortgage)	Per month	$	[***]
4158	Right Fax Application - Account Maintenance (Bronze) (Pop. Mortgage)	Per month	$	[***]
4800	e-Service Management Tool	Per transaction	$	[***]
4801	e-Service Service Center License	Per license	$	[***]
4968	Upgrade Ewfm FROM Version 6.2 to 7.2 (30700)	Per month	$	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Service Code	Service	Unit	Unit Price

4778	Fortis - Incorporate PF& Credit Card Imaging System (43111)	Per month	$[***]
4803	Corsidian - Outbound Solution Installation & Implementation (30700)	Per month	$[***]
PC, Network and Telecommunication Installations
Service Code	Service	Unit	Unit Price
2027	Installation and Configuration of a PC (Desktop)	Per equipment	$[***]
2028	Installing and Configuring a LAN Printer	Per occurrence	$[***]
¿?	Installing and Configuring a Local Printer	Per occurrence	$[***]
2029	Installing and Configuring PC’s peripherals such as scanners, monitors, etc.	Per occurrence	$[***]
2030	Installing and configuration PC Software	Per occurrence	$[***]
2981	EVERnet (Branches)	Per month per branch	$[***]
TBD	EVERnet (Regional office)	Per month per site	$[***]
4971	EVERnet (El Señorial)	Per month per site	$[***]
2980	VoIP Service Fees (Branches)	Per month per telephone	$[***]
2975	VoIP Service Fees (Corporate Buildings)	Per month per telephone	$[***]
	VoIP Service Fee for Faxes	Per extension /per month	$[***]
2038	Activities to configure phone extensions, direct lines, voice mail and other services	Per man hour	$[***]
3507	Telephone port	Per port per year	$[***]
2037	Wiring, acceptance and device termination of carrier-leased lines	Per man hour	$[***]
2035	Wiring, patching, cable routing and terminations certification	Per cable drop	$[***]
2715	Cabling Cat. 6	Per occurrence	$[***]
2039

Microwave Redundancy Communication Services for branches and some corporate buildings. This fee may be reviewed on a monthly basis to reflect any reduction of microwave service used by COMPANY as a result of continued migration to new communication technology.

		Per month	$[***]
2153	Desktop and Laptop OS License - Office, Xp, Antivirus and other common software	Per machine per year	$[***]
2154

LAN Access Fee - User’s access to LAN including LAN port usage, E-mail account and usage, Internet access, antivirus for exchange, anti-spamming tool, e-mail archiving, proxies, firewalls, routers and switches.

		Per user port per year	$[***]
2159	Server LAN Access Fee	Per machine per year	$[***]
2156	Printer LAN Access Fee	Per machine per year	$[***]
2032	IP& LAN Ports Assignment	Per occurrence	$[***]
2034	Usage of Mainframe system for development purposes (IBM 2064-1C7)	Per month	$[***]
4158	Right Fax user administration	Per user definition / maintenance	$[***]
2420	Hardware Maintenance Fee for branch Pin Pads, Ithaca Printers and scanners		$[***]
2420	Printer	Per device	$[***]
2420	Scanner	Per device	$[***]
2420	Pin Pad	Per device	$[***]
2942	NCR Cash Dispensers (maintenance)	Per month	$[***]
2804	SAS Monthly Hosting Fee	Per month	$[***]
Blackberry Services:
4952	Blackberry’s Communication Devices for BPNA	Per device	$[***]
4030	Blackberry’s Communication Devices for BPNA	Per setup	$[***]
4952	Blackberry’s Communication Devices (38100)	Per device	$[***]
4029	Blackberry’s Communication Devices (38100)	Per setup	$[***]
4971	EVERnet (Corporate Buildings)	Per month per site	$[***]
4975	VoIP Service Fees (Corporate Buildings)	Per month per telephone	$[***]	This service appears to be repeated on line 196
	Popular Auto - Data Network Services upgrade to MPLS	Per month	$[***]
	MPLS Cricuit for Stop 22 Building	Per month	$[***]
	MPLS Circuit for Altamira Building	Per month	$[***]
4988	Open System Infrastructure for STRATA/CACS Data Base Hosting (22667)	Per month	$[***]
4969	Internet Content Management System for BPPR Collocation(10106)	Per month	$[***]
4960	RSA Adaptive Authentication (10106) Hosting	Per month	$[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Service Code	Service	Unit	Unit Price
RSA - Remote Secured Access
	[***]-[***] active users	Per active user	$	[***]
	[***] and over active users	Per active user	$	[***]
4956	Implementation PER WEB Server Infrastructure (22301) Hosting	Per month	$	[***]
	Popular Center DPC - Virtual Server Infrastructure	Per month	$	[***]	* Signed but not implemented (12 Servers)
4955	Implementation Hotscan v 6.8 (32550) Hosting	Per month	$	[***]
4951	Swift Fee Net Fase II RMA Hosting (32550)	Per month	$	[***]
4033	Hosting Infrastructure - Altamira (26500)	Per month	$	[***]
4900	Witness & Melita Hosting (22667)	Per month	$	[***]
4911	FED Line Direct (38105) - Collocation	Per month	$	[***]
5018	DSS Application Hosting for BPNA	Per month	$	[***]
4949	Colocación Router Waste Management (29452)	Per month	$	[***]
4941	Swift Fee Net Fase II PKI Collocation (32550)	Per month	$	[***]
4936	Centro de Pruebas - Application Hosting Service Fee (43401)	Per month	$	[***]
	Popular Mortgage - Power Seller Application Collocation	Per month	$	[***]
4147	Load Balancer para Webservers de VRU (hosting)	Per month	$	[***]
4985	Upgrade Kana to Version 9.5 (30700) - Software license and collocation	Per month	$	[***]
4907	Backup Server for Resqnet (38105)	Per month	$	[***]
5518	Embossers Super/CAT (10252)	Per quarter	$	[***]
4902	Premia SAN Storage Hosting (49923)	Per month	$	[***]
4983	Additional San Space for COGNOS (10252)	Per month	$	[***]
4953	EDWS Hosting Fee Storage(10106)	Per month	$	[***]
4912	Additional SAN Disc Space for EDWS (38156)	Per month	$	[***]
4908	SAN Space Global 360 Appl (10114)	Per month	$	[***]
4908	SAN Space Global 360 Appl (26600)	Per month	$	[***]
4938	SAN Space - Upgrade Relius V12 (27101)	Per month	$	[***]
4904	TSYS - Network Administration and Hosting Services	Per Month	$	[***]

Network and Systems Availability Monitoring and PC, Network and Telecommunications

Service Code	Service	Unit	Unit Price
2152	Desktop and Laptop Maintenance Basic - May include Incident Service, Parts Replacement, Software Updates and Distribution, Status Monitoring for PCs	Per machine per year	$	[***]
2152	Desktop and Laptop Maintenance Enhanced- May include Incident Service, Parts Replacement, Software Updates and Distribution, Status Monitoring for PCs	Per machine per year	$	[***]
¿?	Desktop and Laptop Maintenance Premium- May include Incident Service, Parts Replacement, Software Updates and Distribution, Status Monitoring for PCs	Per machine per year	$	[***]
2155	LAN/Local Printers maintenance Basic	Per machine per year	$	[***]
¿?	LAN/Local Printers maintenance Enhanced	Per machine per year	$	[***]
¿?	LAN/Local Printers maintenance Premium	Per machine per year	$	[***]
¿?	Incident Handling for Non-EVERTEC certified PC software	Per man hours	$	[***]
3508	Open Server Administration and Operation	Per machine per year	$	[***]
Server Maintenance Table:
TBD	Small	Per machine per year	$	[***]
TBD	Medium-Small	Per machine per year	$	[***]
TBD	Medium-Medium	Per machine per year	$	[***]
TBD	Medium-Large	Per machine per year	$	[***]
TBD	Large	Per machine per year	$	[***]
TBD	X-Large	Per machine per year	$	[***]
TBD	XX-Large	Per machine per year	$	[***]
Switches & Routers Maintenance:
	PP8K-L2	Per machine per year	$	[***]
	PP8K-L3	Per machine per year	$	[***]
	BPS	Per machine per year	$	[***]
	BCM	Per machine per year	$	[***]
	Nortel ARN	Per machine per year	$	[***]
	Nortel ASN	Per machine per year	$	[***]
	Nortel AN	Per machine per year	$	[***]
	BLN	Per machine per year	$	[***]
	BCN	Per machine per year	$	[***]
	Cisco2950	Per machine per year	$	[***]
	Sharing Device	Per machine per year	$	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Service Code	Service	Unit	Unit Price
	TF1	Per machine per year	$	[***]
	BayStack Switch	Per machine per year	$	[***]
Monitoring Services:

3506	Servers Monitoring	Per monitored device per year	$	[***]

	Mainframe Monitoring (CICS)	Per monitored device per year	$	[***]

	ATM Network (BPPR) Monitoring	Per monitored device per year	$	[***]

	POS Network Monitoring	Per monitored device per year	$	[***]

3511	Routers and Switches Monitoring	Per monitored device per year	$	[***]
4970	IBM Hardware Maintenance (38551)	Per month	$	[***]
Other Services
Service Code	Service Name	Unit	Unit Price
2617	Printing & Distribution	Per Logical Page	$	[***]
2623	Printing CLARO	Per Logical Page	$	[***]
2638	Printing PRTC	Per Logical Page	$	[***]
2175	Check	Per Logical Page	$	[***]
¿?	Paper	Per type of paper		Invoice amount varies based on volume and cost of paper
Payments Processing
Service Code	Service	Unit	Unit Price
2101	Wholesale Invoice / Detail	Per invoice	$	[***]
2104	Wholesale Transmission	Per transmission	$	[***]
2105	Wholesale Photocopies	Per photocopy	$	[***]
2107	Wholesale Fax	Per page	$	[***]
2114	Retail Lockbox Multiple Coupons	Per coupon	$	[***]
2115	Retail Lockbox Fax	Per page	$	[***]
2117	Retail Transmission	Per transmission	$	[***]
2118	PRTC Coupons	Per coupon	$	[***]
2121	Retail Lockbox Coupon 20	Per invoice	$	[***]
2123	Encode checks - Per item encoded	Per item	$	[***]
2124	Payment Station Substitution Coupon. Process of payment using manual operation	Per coupon	$	[***]
2125	Payment Station Transmission	Per transmission	$	[***]
2126	Payment station Invoice. Process of payment with one ck.	Per payment	$	[***]
2127	Retail checks copies - Per copy.	Per copy	$	[***]
2128	Multipago Processing Lockbox, Cyclops	Per payment	$	[***]
2129	Payment station Unmatched. Unmatched Invoice.	Per occurrence	$	[***]
2130	Cyclops. Truncated on branch	Per payment	$	[***]
2134	Coupon change - Charge for changes in coupon’s layout with notification.	Per occurrence	$	[***]
2135	Coupon change w/o notification - Coupon Charge for changes in coupon’s layout without modifications	Per occurrence	$	[***]
2140	Multipago Notebooks	Per notebook	$	[***]
2150	PER	Per transaction	$	[***]
2136	PER Reinstall	Per occurrence	$	[***]
2193	Telepago Transactions	Per transaction	$	[***]
2382	Negative File Lockbox special processing	Per transaction	$	[***]
2141	Image Cost Payment Retail	Per payment	$	[***]
2142	Image Cost Document Wholesale	Per document	$	[***]
2143	Monthly Internet Maintenance	Per occurrence	$	[***]
2144	CD Creation	Per CD	$	[***]
2146	External Payment Coupon [***]	Per invoice	$	[***]
2112	Retail Checks Only	Per coupon	$	[***]
2113	Retail Substitute Coupon	Per coupon	$	[***]
2116	Retail Interstate Checks	Per coupon	$	[***]
2712	Batch 600/Agency Payments or Government Payments	Per volume	$	[***]
2711	Yellow Envolopes (AAA & PRT)	Per volume	$	[***]
2161	City Tax Hosting Mun. Public Sector - Large Municipalities	Per Municipality per month		[***] /[***] /[***]
2182	City Tax Hosting Mun. Public Sector - Small Municipalities	Per Municipality per month	$	[***]
2171	IVR de Pagos	Per transaction	$	[***]
2172	Sales Tax File & Image Municipios	Per file	$	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Service Code	Service	Unit	Unit Price
2177	Sales Tax Image - Hacienda	Per image	$[***]
2167	Sales Tax Lock Box Set-up	Per setup	$[***]
2178	City Tax Mun. Sector Público Lockbox set-up	Per setup	$[***]
2179	City Tax Mun. Sector Público Web-Portal set-up	Per setup	$[***]
2180	City Tax Mun. Pequeños Web Portal set-up	Per setup	$[***]
2181	City Tax Mun. Pequeños Lockbox set-up	Per setup	$[***]
2196	Sales Tax Payment Station Hacienda	Per item	$[***]
2197	Sales Tax Lockbox Items Hacienda	Per item	$[***]
2198	Sales Tax Monthly Transmission Hacienda	Per month	$[***]
2199	Sales Tax Image CD Hacienda	Per CD	$[***]
2200	Sales Tax Validation Hacienda	Per item	$[***]
2224	Sales Tax Database Maintenance Hacienda	Per month	$[***]
2398	Lockbox Special Processing [***](Tourism Department)	Per item	$[***]
2399	Lockbox Special Processing (Labor Department)	Per item	$[***]
	EVERPay Kiosks Implementation Fee	Per Permitted User	$[***]

2731	EVERPay Kiosks	Per transaction per Kiosk	[***] - [***] $[***] [***] -[***] $[***] [***] - up $[***]
2737	EVERPay Kiosks Set-Up & Installation	Per Kiosk	$[***]
2738	EVERPay Kiosk Monthly License and Maintenance Fee (Monthly Minimum - [***] Kiosks, includes first [***] transactions)	Per Kiosk	$[***]
	Reimbursement Module Programming Fee	One Time Charge	up to $[***]
	Reimbursement Module Monthly License and Maintenance Fee	Per Kiosk	$[***]
2720	CCP Monthly Per Merchant	Per month	$[***]
2722	Check Out Monthly Maintenance	Per month	$[***]
2734	MMP Hosting Fee	Per month	$[***]
2735	T-Paga Hosting Fee	Per month	$[***]
2768	CCP Transaction Fee	Per month	$[***]
2769	CCP Exceed Transactions	Per transaction	$[***]
2770	Call Center Pay Set-Up Fee	Per setup	amount determined by time and material and quoted separately
2771	Multi Merchant Pay Set-Up	Per setup	$[***]
2772	Multi Merchant Pay Monthly	Per month	$[***]
2779	WEB Transactions (Payment Gateway)	Per transaction	$[***]
2905	Everpay Kiosk Minimun Trans Fee	Per tier	$[***] / $[***]
2909	Sales Tax Payment Station F-3 (Hacienda)	Per item	$[***]
2910	Sales Tax Lockbox F-3 (Hacienda)	Per item	$[***]
2914	Sales Tax Payment Station	Per item per Municipality	$[***]
2915	Sales Tax Lockbox Items Coupons	Per item per Municipality	$[***]
2933	Sorteo de Planillas	Per item	$[***]
2940	Announcement Sales	Per item	$[***]
2972	Lock Box Scan Line Fix	Per item	$[***]
2973	Lockbox PRTax Other Banks	Per item	$[***]
2974	Lockbox PRTax Branches	Per item	$[***]
2978	Debt Coupon Lockbox	Per item	$[***]
2979	Debt Coupon Branches and Other Banks	Per item	$[***]
2007	Partial reconciliation - Per reconciliation	Per reconciliation	$[***]
2008	Consolidated Reconciliation	Per reconciliation	$[***]
2009	Reconciliation of Deposits	Per reconciliation	$[***]
2012	Mail Department Transmission - Per transmission requested by client	Per transmission	$[***]
2013	Duplicated and Forced checks - Per item duplicated by the customer and forced into reconciliation	Per item duplicated	$[***]
2021	Check Management License	Per licence	$[***]
2238	Check Management Service	Per CD	$[***]
2239	Check Management Reprint	Per duplicate original CD	$[***]
2708	Payments Special Requests	Per agreed amount	amount determined by time and material and quoted separately
Department of Labor (DOL)
4332	Salary Sheet Procesing (10 entries or less)	Per Salary Sheet	$[***]
4333	Salary Data Entry Per Employee (10 entries or less)	Per Salary Sheet	$[***]
4334	Salary Sheets (with more than 10 employees)	Per Salary Sheet	$[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

ACH Transactions

Service Code	Service	Unit	Unit Price
2061	ACH Files Received Processed	Per file	$	[***]
2062	ACH File Maintenance	Per file	$	[***]
2063	ACH Batch Maintenance	Per batch	$	[***]
2064	ACH Transaction Maintenance	Per transaction	$	[***]
2065	Credit Union Maintenance	Per credit union per month	$	[***]
2212	ACH	Per transaction	$	[***]
2230	ACH Correspondent Services	Per transaction	$	[***]
2245	ACH Auto Returns	Per transaction	$	[***]
2266	ACH Received	Per transaction	$	[***]
2281	EDI initial set up-standard	Per set up	$	[***]
2282	EDI maintenance	Per client per month	$	[***]
2283	EDI transactions	Per transaction	$	[***]
2284	EDI input files	Per file	$	[***]
2285	EDI output files	Per file	$	[***]
2286	EDI input Kilo characters	Per kilo character	$	[***]
2287	EDI output Kilo characters	Per kilo character	$	[***]
2163	Sales Tax ACH Transactions Municipios (71010)	Per transaction	$	[***]
2226	Addendas Origination	Per addenda	$	[***]
2290	Sales Tax ACH Transactions Hacienda (71010)	Per transaction	$	[***]
2291	Sales Tax ACH Returns Hacienda (71010)	Per transaction	$	[***]
2292	Sales Tax ACH Received Hacienda (71010)	Per transaction	$	[***]
2293	Sales Tax Addenda Hacienda (71010)	Per addenda	$	[***]
2294	Sales Tax ACH Creation Hacienda (71010)	Per transaction	$	[***]
2719	CCP ACH Transactions	Per transaction	$	[***]
2720	CCP Monthly Per Merchant	Per merchant per month	$	[***]
2721	Check Out ACH Transactions	Per transaction	$	[***]
2722	Check Out Montlhy Maintenance	Per merchant per month	$	[***]
2723	Epayable ACH Transactions	Per transaction	$	[***]
2724	Epayable Check Transactions	Per transaction	$	[***]
2777	ACH Special Request (Partial Refresh)	Per month	$	[***]
Mail Processing
Service Code	Service	Unit	Unit Price
2001	Statement Rendering - Commercial (Automated) - Statements are folded and inserted for mailing & metered for mail. (Postage not included)	Per statement	$	[***]
2002	Statements Checks Inserted - Commercial	Per check inserted	$	[***]
2004	Additional pages - Commercial	Per page	$	[***]
7001	Statement Rendering - Retail (Automated) - Statements are folded and inserted for mailing & metered for mail. (Postage not included)	Per statement	$	[***]
7002	Statements Checks Inserted - Retail	Per check inserted	$	[***]
7004	Additional pages - Retail	Per page	$	[***]
2003	Other Mailings	Per mailing document	$	[***]

2053	Statement Rendering	Per statement	$	[***]
2053	Statement Rendering (Manual) - Special and Hold Statements	Per statement	$	[***]
2054	Marketing Inserts	Per item	$	[***]
2011	Additional Inserts - Per additional insert in statement promotion.	Per additional insert	$	[***]
2014	Mail Processing CLARO - Per invoice. Fee for processing invoice and mailing average number of pages per service.	Per invoice	$	[***]
4026	Mail Processing - Additional pages CLARO	Per page	$	[***]
2017	Mail Processing PRTC - Per invoice. Fee for processing invoice and mailing average number of pages per service.	Per invoice	$	[***]
4018	Mail Processing - Additional pages PRTC	Per page	$	[***]
4024	Mail Processing	Per statement	$	[***]

Returned Items

Service Code	Service	Unit	Unit Price
2209	Outgoing Returned Item (for non sufficient funds)	Per item returned	$	[***]
2213	Paid Returned item	Per item processed	$	[***]
2223	Checks Verification Large Items	Per item processed	$	[***]
2214	Checks Verification	Per item processed	$	[***]
2215	Stop Payment	Per item processed	$	[***]
2216	Returned Other Reasons	Per item verified for return	$	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Service Code	Service	Unit	Unit Price
2217	RDC Charged	Per item processed	$	[***]
2219	Unpost Processed	Per item processed	$	[***]
2221	Collection Service	Per item processed	$	[***]
Cash Services
Service Code	Service	Unit	Unit Price
2651	Cash Requisitions	Per cash request	$	[***]
2652	Issued Currency	Per bills requested	$	[***]
2653	Issued Rolled Coins	Per rolled coins requested	$	[***]
2654	Deposit Consolidation	Per deposit processed from branches	$	[***]
2650	Commercial Deposits Process	Per thousand dollars processed	$	[***]
2066	Commercial Bag / Envelope Handling	Per bag per envelope	$	[***]
Item Processing
Service Code	Service	Unit	Unit Price
2201	In-clearing Capture & Microfilming. High speed capture and microfilming	Per item	$	[***]
2202	CR Cuadre Contabilidad	Per month	$	[***]
2205	Encoding/Capture & Microfilming. Encoding high speed capture & microfilming	Per item	$	[***]
2206	Exception Item Pull. Items designated to be pulled and reviewed by Bank.	Per item	$	[***]
2207	Cycle sorting. High speed sorting of items per account number.	Per item	$	[***]
2208	Serial sorts. Sorting of items per ck number.	Per item	$	[***]
2210	Reject Repair - In excess of [***]% rejects caused by customer deficient document	Per item in excess of [***]%	$	[***]
2051	Reject Repair	Per item	$	[***]
2052	Fax Request	Per item / side	$	[***]
2211	Data Entry. Process manually at Data Entry Dept.	Per item	$	[***]
2231	Fine Sort. High speed sorting of items per check number.	Per item	$	[***]
7201	Inclear Capture Microfilm (Commercial)	Per item	$	[***]
7205	Encode\Capture\Microfilm Comm	Per item	$	[***]
7206	Exception Item Pull Comm	Per item	$	[***]
7207	Cycle Sorting Comm	Per item	$	[***]
7208	Serial Sorts Comm	Per item	$	[***]
7210	Reject Repair - excess [***]% Comm	Per item in excess of [***]%	$	[***]
Service Continuity Management
Service Code	Service	Unit	Unit Price
2040	Tres Monjitas - Sunguard Disaster Recovery includes custom fit hardware based on BPPR specific configuration to recover the essential services.	Per month	$	[***]
4040	Business Continuity - Popular Mortgage	Per month	$	[***]
4040	Business Continuity - Popular Insurance	Per month	$	[***]
Image Archive
Service Code	Service	Unit	Unit Price
2046	Image Storage [***] - [***]	Per item	$	[***]
2046	Image Storage over [***]	Per item	$	[***]
2047	Image Retrival - First [***] calendar days	Per item / query	$	[***]
2048	Image Retrieval - Over [***] calendar days	Per item / query	$	[***]
2050	CD ROM Distribution	Per 2 CD ROM	$	[***]
Call Center Services
Service Code	Service	Unit	Unit Price
2055	Collocation Suppport for Call Center Equipment	Per month	$	[***] plus communication costs
2056	Call Accounting Management, Analysis and Reporting	Per month	$	[***]
2057	Call transfer services for incoming phone calls to business units	Per month	$	[***]
4747	IVR Call Center	Per month	$	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

POS & ATH Switch and Processing

Service Code	Service	Unit	Unit Price
3350	ATH Special Request	Per agreed amount		amount determined by time and material and quoted separately
3351	POS Special Request	Per agreed amount		amount determined by time and material and quoted separately
3299	POS Special Transactions	Per agreed amount		amount determined by time and material and quoted separately
	POS and ATH Services	As per ATH Schedule F		As per ATH Schedule F
Dedicated Resources (Costo + 20)
Service Code	Service	Unit	Unit Price
3350	Dedicated Resources (Costo + 20)	Total	$	[***]
3350	Corporate Finance (2)	Per month	$	[***]
3351	Corporate Risk (1)	Per month	$	[***]
3299	Lending Applications (2)	Per month	$	[***]
	Popular Auto (6)	Per month	$	[***]
3350	Popular Mortgage (9)	Per month	$	[***]
3351	Enterprise Information Management (3)	Per month	$	[***]
3299	Popular Insurance (3)	Per month	$	[***]
Fleet Card Services
Service Code	Service	Unit	Unit Price
	Permitted User Start Up Fee	Per Permitted User	$	[***]
	Low Customer Start Up Fee	Per Permitted User	$	[***]
	Issuer Transaction Processing for Permitted Users without daily settlement to merchants	Per transaction	$	[***]
	Issuer Transaction Processing for Permitted Users with daily settlement to merchants.	Per transaction	$	[***]
	Issuer Switch Fee	Per transaction	$	[***]
	Portal Access Fee	Per every 5 passwords per month	$	[***]
	Low Customer Portal Access Fee	Per every 5 passwords per month	$	[***]
	FTP Report Access Fee	Per password per month	$	[***]
	Special programming, additional reports, etc.	Per request		To be quoted
Fraud Monitoring and Hosting Services
Service Code	Service	Unit	Unit Price
	Initial Card Set Up (Debit or Credit)	Per Card	$	[***]

	Credit Maintenance Fee (A)	Per Card per month		[***] -[***] $[***] [***] -[***] $[***] [***] - up $[***]
	Credit Transaction Fee (B)	Per transaction	$	[***]
	Credit Monthly Minimum (A+B)	Per month	$	[***]
	Debit Maintenance Fee (C)	Per Card per month	$	[***]
	Debit Transaction Fee (D)	Per transaction	$	[***]
	Debit Monthly Minimum (C+D)	Per month	$	[***]
	Falcon Trainings	Per training		Pass-thru + [***]%
	Special files or reports creation	Per hour	$	[***]
	Falcon Rule Request	Per request		As quoted /Schedule A of the Service Addendum
Remote Capture Services
Service Code	Service	Unit	Unit Price
	Initial Set-up for implementation of the System and Licenses for Permitted Users and COMPANY	One Time Charge	$	[***]
	License Fee	Per additional Permitted User - One Time Charge	$	[***]
	Maintenance Fee	Per Permitted User per month	$	[***]
	Remote Capture Service Fee	Per Image per Permitted User per month	$	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Collocation Services

Service Code	Server/Model	Unit	Unit Price*
	Cisco Catalyst 4948-10GE	Per month	$	[***]
	Cisco MCS 7800 Series 3 - MCS 7835-H2	Per month	$	[***]
	DELL-PowerEdge-2950	Per month	$	[***]
	DELL-PowerEdge-2970	Per month	$	[***]
	DELL-Poweredge-R900	Per month	$	[***]
	HP-Blade-System-c7000-HP-Proliant-BL460c	Per month	$	[***]
	HP-Blade-System-c7000-HP-Proliant-BL460c-G6	Per month	$	[***]
	HP-Blade-System-c7000-HP-Proliant-BL465c	Per month	$	[***]
	HP-Blade-System-c7000-HP-Proliant-BL465c-G5	Per month	$	[***]
	HP-Blade-System-c7000-HP-Proliant-BL465c-G6	Per month	$	[***]
	HP-Blade-System-c7000-HP-Proliant-BL465-G6	Per month	$	[***]
	HP-Integrity-rx3600	Per month	$	[***]
	HP-Proliant-1600	Per month	$	[***]
	HP-Proliant-1850	Per month	$	[***]
	HP-Proliant-2500	Per month	$	[***]
	HP-Proliant-8000	Per month	$	[***]
	HP-Proliant-DL180-G5	Per month	$	[***]
	HP-Proliant-DL180-G6	Per month	$	[***]
	HP-Proliant-DL320	Per month	$	[***]
	HP-Proliant-DL320-G2	Per month	$	[***]
	HP-Proliant-DL360	Per month	$	[***]
	HP-Proliant-DL360-G2	Per month	$	[***]
	HP-Proliant-DL360-G4	Per month	$	[***]
	HP-Proliant-DL360-G5	Per month	$	[***]
	HP-Proliant-DL380	Per month	$	[***]
	HP-Proliant-DL380-G1	Per month	$	[***]
	HP-Proliant-DL380-G2	Per month	$	[***]
	HP-Proliant-DL380-G3	Per month	$	[***]
	HP-Proliant-DL380-G4	Per month	$	[***]
	HP-Proliant-DL380-G5	Per month	$	[***]
	HP-Proliant-DL385	Per month	$	[***]
	HP-Proliant-DL385-G2	Per month	$	[***]
	HP-Proliant-DL385-G5	Per month	$	[***]
	HP-Proliant-DL580	Per month	$	[***]
	HP-Proliant-DL580-G2	Per month	$	[***]
	HP-Proliant-DL580-G5	Per month	$	[***]
	HP-Proliant-DL585-G1	Per month	$	[***]
	HP-Proliant-DL585-G2	Per month	$	[***]
	HP-Proliant-ML350	Per month	$	[***]
	HP-Proliant-ML370	Per month	$	[***]
	HP-Proliant-ML370-G2	Per month	$	[***]
	HP-Proliant-ML530-G2	Per month	$	[***]
	HP-Proliant-ML570	Per month	$	[***]
	IBM pSeries - P630 Type 7028-6C4	Per month	$	[***]
	IBM System p5 - Type 9110-51A	Per month	$	[***]
	IBM System p5 - Type 9133-550	Per month	$	[***]
	IBM System p5 - Type 9133-55A	Per month	$	[***]
	IBM System Storage N6040 - Type 2858-A20 G	Per month	$	[***]
	Sun Blade T6320 Server Module	Per month	$	[***]
	Sun SPARC Enterprise M4000 Server	Per month	$	[***]
	Sun Sunfire V480	Per month	$	[***]

*	Price Disclaimer:

1-	[***]

2-	[***]

3-	[***]

4-	[***]

5-	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 1 to Exhibit B

Application Processing Base Prices Details

See Attached

Schedule 1 to Exhibit B

Application Processing Base Prices Details

See Attached

Application Processing Base Prices Details

(Transactional Charges of Evertec to Banco Popular)

July 16, 2004

Table of Contents

1.	Purposes		8

2.	ACAPS Automated Credit Application

2.1	Descriptions		9
2.2	Account or Product Type		9
2.3	Interfaces with Another’s Applications		9
2.4	Account Transactions		9
2.5	Reports		10
2.6	Approval or Security Profiles		10
2.7	Specific Details		10

	2.7.1	Transactions Type	10
	2.7.2	Down Load to Other Systems	11
	2.7.3	Document Development	11
	2.7.4	Account Purge Process	11
	2.7.5	Systems Tables and Maintenances	11
	2.7.6	Applications Runs	12
	2.7.7	Technical Consulting and Support	12
	2.7.8	Production Problems or Error Support	12
	2.7.9	Transactions Backup Processes	12

3.	Commercial Loans Applications

3.1	Descriptions		13
3.2	Account or Product Type		13
3.3	Interfaces with Another’s Applications		13
3.4	Account Transactions		13
3.5	Reports		14
3.6	Approval or Security Profiles		14
3.7	Specific Details		14

	3.7.1	Closing Notes	14
	3.7.2	Collateral Processing	14
	3.7.3	Escrow Services	14
	3.7.4	Investors Reporting	14
	3.7.5	Notices	14
	3.7.6	Tape / Transmissions Processing	15
	3.7.7	Charge – Off Processing	15
	3.7.8	Participations	15
	3.7.9	Fee Processing	15
	3.7.10	Holds and Collateral Protection	15

Application Processing Base Prices Details	July 16, 2004

	3.7.11	Bank Control File	16
	3.7.12	CL2000 General Ledger Interfaces	16
	3.7.13	Technical Consulting and Support	16
	3.7.14	Production Problems or Error Support	16

4.	Installment Loans Applications

4.1	Descriptions		17
4.2	Account or Product Type		17
4.3	Interfaces with Another’s Applications		17
4.4	Account Transactions		18
4.5	Reports		18
4.6	Approval or Security Profiles		18
4.7	Specific Details		18

	4.7.1	Closing Accounts	18
	4.7.2	Customer Statements or Coupons Books	18
	4.7.3	Retentions Services	18
	4.7.4	User Defined Notes	18
	4.7.5	Letter	19
	4.7.6	Monthly Charge Off Accounts Process	19
	4.7.7	Installment Loan Accounts Purge Process	19
	4.7.8	ILS Accounts Backup Processes	19
	4.7.9	Control Files	19
	4.7.10	Loans Application General Ledger Interfaces	19
	4.7.11	Applications Runs	20
	4.7.12	Technical Consulting and Support	20
	4.7.13	Production Problems or Error Support	20

5.	CACS Application

5.1	Descriptions		21
5.2	Account or Product Type		21
5.3	Interfaces with Another’s Applications		21
5.4	Account Transactions		21
5.5	Reports		21
5.6	Approval or Security Profiles		22
5.7	Specific Details		22

	5.7.1	Letter Writer	22
	5.7.2	Account Purge Process	22
	5.7.3	Account Backup Process	22
	5.7.4	System Tables and Maintenances	22

Application Processing Base Prices Details	July 16, 2004

	5.7.5	Applications Run	23
	5.7.6	Technical Consulting and Support	23
	5.7.7	Productions Problems or Error Support	23

6.	Mortgage Loans Accounts

6.1	Descriptions		24
6.2	Account or Product Type		24
6.3	Interfaces with Another’s Applications		25
6.4	Account Transactions		26
6.5	Reports		26
6.6	Approval or Security Profiles		26
6.7	Specific Details		26

	6.7.1	Closing Accounts	26
	6.7.2	Customer Statement	26
	6.7.3	Retentions	27
	6.7.4	User Defined Notes	27
	6.7.5	Investor Accounting and Reporting	27
	6.7.6	Letters	27
	6.7.7	Monthly Charge Off Accounts Process	27
	6.7.8	RES Accounts Backup Processes	27
	6.7.9	Control Files	27
	6.7.10	Loans Application General Ledger Interfaces	27
	6.7.11	Applications Runs	28
	6.7.12	Technical Consulting and Support	28
	6.7.13	Production Problems or Error Support	28

7.	Vision Plus Application Services Agreement

7.1	Descriptions		29
7.2	Account or Product Type		29
7.3	Interfaces with Another’s Applications		29
7.4	Account Transactions		30
7.5	Reports		31
7.6	Approval or Security Profiles		31
7.7	Specific Details		31

	7.7.1	Authorizations	31
	7.7.2	Interchange	31
	7.7.3	Stop Payment	31
	7.7.4	Convenience Checks	32
	7.7.5	Daily Batch Runs	32
	7.7.6	EOM Batch Runs	32

Application Processing Base Prices Details	July 16, 2004

	7.7.7	Statement Messages (Online definition)	32
	7.7.8	Account Close Process	32
	7.7.9	Purge Process	33
	7.7.10	Account Charge Off Process	33
	7.7.11	Backup Processes	33
	7.7.12	Disaster Recovery System (DRS)	33
	7.7.13	Technical Consulting and Support	33
	7.7.14	Production Problems or Error Support	33

8.	Deposit Applications

8.1	Descriptions		34
8.2	Account or Product Type		34
8.3	Interfaces with Another’s Applications		34
8.4	Account Transactions		34
8.5	Reports		34
8.6	Approval or Security Profiles		34
8.7	Specific Details		35

	8.7.1	Closing Accounts	35
	8.7.2	Check Ordering Online	35
	8.7.3	Check Account Verification – Online	35
	8.7.4	Customer Statement Formatter	35
	8.7.5	Retentions	35
	8.7.6	Overdraft Protection	35
	8.7.7	User Defined Notes	36
	8.7.8	Statement Message	36
	8.7.9	Kiting Suspect Detention	36
	8.7.10	Letter Writer	36
	8.7.11	Inactive Deposit Accounts Annual Process	36
	8.7.12	Monthly Charge Off Deposits Accounts Process	36
	8.7.13	Periodic Transfers between Deposits Accounts	36
	8.7.14	Stop Payments	37
	8.7.15	Deposit Accounts Purge Process	37
	8.7.16	Informative Return Annual Process	37
	8.7.17	Deposit Accounts Backup Processes	38
	8.7.18	ATH International	39
	8.7.19	Bank Control File	39
	8.7.20	Deposit Application General Ledger Interfaces	39
	8.7.21	Tandem Services	39
	8.7.22	Accounts Reconciliation Services	39
	8.7.23	Signature Verification System (SQN)	39
	8.7.24	Safe Deposit Application (SDBS)	40
	8.7.25	Customer Information System (CIS)	40
	8.7.26	Trillium	40

Application Processing Base Prices Details	July 16, 2004

	8.7.27	On-line Services	41
	8.7.28	Applications Runs	41
	8.7.29	Envia ATH Services	41
	8.7.30	Technical Consulting and Support	41
	8.7.31	Production Problems or Error Support	41

9.	Investment Applications

9.1	Descriptions		42
9.2	Account or Product Type		42
9.3	Interfaces with Another’s Applications		42
9.4	Account Transactions		42
9.5	Reports		42
9.6	Approval or Security Profiles		42
9.7	Specific Details		43

	9.7.1	Closing Accounts	43
	9.7.2	Customer Statement Formatter	43
	9.7.3	Retentions	43
	9.7.4	User Defined Notes	44
	9.7.5	Statement Messages	44
	9.7.6	Letter Writer	44
	9.7.7	Periodic Transfers between Deposit and Investment Accounts	44
	9.7.8	Informative Return Process	44
	9.7.9	Application Backup Processes	47
	9.7.10	Bank Control File	47
	9.7.11	Application Maintenance Menu	47
	9.7.12	Application General Ledger Interfaces	47
	9.7.13	Signature Verification System (SQN)	48
	9.7.14	Customer Information System (CIS)	48
	9.7.15	Trillium	49
	9.7.16	On-line Services	49
	9.7.17	Applications Runs	49
	9.7.18	Technical Consulting and Support	49
	9.7.19	Production Problems or Error	49
10.	Popular Auto

10.1	Description		50
10.2	Account or Product Type		50
10.3	Interfaces with Another’s Applications		50
10.4	Account Transactions		51
10.5	Reports		51
10.6	Approval or Security Profiles		51
10.7	Specific Details		51

Application Processing Base Prices Details	July 16, 2004

10.7.1	Customer Statements or Coupons Books	51
10.7.2	Letter to Customer	51
10.7.3	System Backup Processes	52
10.7.4	Control Files	52
10.7.5	Loans Application General Ledger Interfaces	52
10.7.6	Applications Runs	52
10.7.7	Daily Rental System	52
10.7.8	Other Systems	52
10.7.9	Technical Consulting and Support	53
10.7.10	Production Problems or Error Support	53
10.7.11	Communications	53
10.7.12	Retentions Services	53
10.7.13	LAN Support	53

Application Processing Base Prices Details	July 16, 2004

1.	Purposes

This document has a detail of the services included in the fix charge by transaction that will be collected in the following applications:

Fixed Charges			Applications
$	[***	]

•     ACAPS Automated Credit Application Processing

•     Commercial Loans Applications

•     Installment Loans Applications

•     CACS Applications

•     Mortgage Loans Applications

•     VisionPlus Application

•     Popular Auto Application Services Agreement

$	[***	]	• Deposit Applications • Investment Application

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

2.	ACAPS Automated Credit Application

2.1	Descriptions

The automatic Credit Application System is a comprehensive, on-line, instant response system that supports the capture, investigation, approval, closing, documentation and booking of credit applications. These applications included all personal portfolios.

2.2	Account or Product Type

•	Personal Loans

•	Credits Cards

•	Line of Credit

•	Cash Collateral Loans

•	Mortgage Secured Loans

•	Analysis and Decisions

•	Auto Loans

•	Lease Applications

•	Financial Loans

2.3	[***]

2.4	Account Transactions

•	New loans

•	Pre-approval Loans

•	New Credit Cards

•	Pre-approval Cards

•	Transfers Products

•	Increase Line

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

•	Letters

•	Privacy Letters

•	Insurance Disclosures

•	Documents and Forms

•	Loans Documentations

•	Lease Documentations

•	Verification and Closing Panel-Auto

2.5	Reports

•	Existing and defined application reports

•	AMMO definition and accessibility

•	On line capabilities only

2.6	Approval or Security Profiles

•	Application is under the Top Secret Security profiles

•	Approval of Security profiles additions and changes

2.7	Specific Details

2.7.1	Transactions Type

•	Personal Loans

•	Cash Collateral

•	Mortgage Loans

•	Credit Cards

•	Line of Credit

•	Indirect Loans

•	Marines

•	Other Good and Services

•	Other Secured Loans

•	Auto Loans

•	Direct Loans

•	Leasing Loans

•	Auto Lease

•	Equipment Lease

Application Processing Base Prices Details	July 16, 2004

2.7.2	Down Load to Other Systems

•	Presentation List

•	Daily Run

•	HMDA – Loan Application Register

•	Weekly

•	Oracle

•	Consumer Transactions

•	Auto Transaction

•	Strata

•	Leasing Application Extract

2.7.3	Document Development

•	Documents are define in Docugem and generated automatically or manually requested

2.7.4	Account Purge Process

•	System generated “Inactive” transactions when the account is over the maximum defined by business archived applications are available upon user request.

•	The archived applications are maintained for the time regulated by Federal Agencies

2.7.5	Systems Tables and Maintenances

System Wide Control Table

•	User Profile

•	Activity Code

•	Help Area

•	Help Text

•	Error Message

•	Base Rate

•	Local Bureau Address

•	Required Data Profile

•	Zip Code/Area Code

Local Specific Control Table

•	Location

•	Branch/Dealers/Store Tables

•	Dealers Class Table

•	Functional Area

Application Processing Base Prices Details	July 16, 2004

•	State

•	Document Requirements profile

•	Document letter

•	Data requirement Maintenance

2.7.6	Applications Runs

•	Daily Runs

•	Monthly runs

2.7.7	Technical Consulting and Support

•	Consulting and support regarding ACAPS applications functionality

•	Incident solutions

•	Maintenance

•	Modifications

•	Federal and local regulatory changes

2.7.8	Production Problems or Error Support

•	Delays or communications fails with the credit reports agencies (Bureaulink) are monitored for a immediately response and solution by system administrator

•	Delays or communication problems with ACAPS are monitored by the system programmers and /or System administrator

•	Production problem and error are investigated and solved by the programmer and system administrator

2.7.9	Transactions Backup Processes

•	The system generates a daily backups

•	The system generates monthly back-ups

Application Processing Base Prices Details	July 16, 2004

3.	Commercial Loans Applications

3.1	Descriptions

CL/2000 Accounting System contributes to the effective administration of the Commercial Loans portfolio of Banco Popular. This system is designed to the Commercial Loans processing and has the capability of processing the majority of transactions in an electronic way.

3.2	Account or Product Type

•	Account Types

•	New Customers

•	New Commitments

•	Major Commitment – Line of Credit (have a loan number Pattern NN99. They also have a Loan type 2.

•	New Loans

•	Minor Commitment – Terms Loans and Loans Tied to a Line of Credit

•	ABLE (Asset Base Lending) Interface in originating process

•	CLCS (Construction Loans) Interface in the originating process

3.3	[***]

3.4	Account Transactions

•	Monetary Transactions

•	Maintenance Transactions

•	Online Transactions

•	Batch Transactions

•	FTP Transactions

•	DDA Interface (Monetary)

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

3.5	Reports

•	Existing and defined applications reports by Control – D

•	AMMO and Lan AMMO defined and accesability

•	On line capability only

3.6	Approval or Security Profiles

•	CL 2000 application top secret security profiles

•	User definitions

•	Security profiles changes

•	Access to the on-line mainframe, servers and other environments applications

3.7	Specific Details

3.7.1	Closing Notes

•	Automatic Closing Procedure – Accounts with zero balance after 33 days. This only applies to Loan Type 3. Lines of credit remain open until it is manually deleted.

•	Billing transactions over 6 months and closed loans go automatically to a purge process and are stored in an archive file.

3.7.2	Collateral Processing

•	Full collateral processing through the Scripted Data Entry Menu (SDE)

•	Follow-Up Flood Insurance Automatic Letters

•	Collateral Reports

3.7.3	Escrow Services

•	Escrow Tax /Insurance:

•	Billing (customers) – Joint with Business Loan Statement

•	Payments (vendors)

•	Annual Statements Analysis

•	Reports

3.7.4	Investors Reporting

•	Investors Reporting

•	SBA Participations

Application Processing Base Prices Details	July 16, 2004

3.7.5	Notices

•	Business Loan Statements (Daily) (CLC001)

•	Business Loan Debit Advise (Daily) (CLC002)

•	Flood Insurance Advise (CLCAV1)

•	Financial Statements Follow-Up (CLCAV2)

•	Hazard Insurance Follow-Up (CLCAV)

•	Interest Paid Notification (DP629)

3.7.6	Tape / Transmissions Processing

•	CRIM F.T.P

•	Access F.T.P

•	COGNOS F.T.P

•	Micronet F.T.P

•	C.R.A. F.T.P

•	Sendero / D.M.S

•	SBA F.T.P

•	CACS F.T.P

•	VRU CLMAST File

•	ABLE F.T.P

•	CLCS F.T.P.

3.7.7	Charge – Off Processing

•	The system provides for C/Off processing. Double accounting for regular and shadow (C/Off Loans) accounting.

3.7.8	Participations

•	CL200 provides for participations and syndicated loans accounting.

3.7.9	Fee Processing

•	Fixed Fees

•	Miscellaneous Fees

3.7.10	Holds and Collateral Protection

•	Interface with FISERV (Marketable Securities) to establish collateral for stock, bonds and other marketable securities

•	Interface with IDA to process a savings hold account

•	Interface with PISYS to process a certificate of deposit hold

Application Processing Base Prices Details	July 16, 2004

3.7.11	Bank Control File

•	Access to define and modify parameters in all BCF tables.

3.7.12	CL2000 General Ledger Interfaces

•	Daily Interface

3.7.13	Technical Consulting and Support

•	Consulting and support regarding Commercial Loans Applications functionality

•	Incident solutions

•	Maintenance

3.7.14	Production Problems or Error Support

•	Delays or communication problems with application are monitored by the system programmers and /or System administrator

•	Production problem and error are investigated and solved by the programmer and system administrator

Application Processing Base Prices Details	July 16, 2004

4.	Installment Loans Applications

4.1	Descriptions

Installment Loans application manages the accounting of consume loans. Processes payments of these loans and generates collection notices.

4.2	Account or Product Type

•	Unsecured Loans

•	Secured Loans

•	Conventional Auto Loans

•	Secured Credits Lines

•	Rehabilitation Loans

•	Mortgage Loans (Only Servicing)

4.3	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

4.4	Account Transactions

•	Monetary Transactions

•	Maintenance Transactions

•	Online Transactions

•	Batch Transactions

•	FTP Transactions

4.5	Reports

•	Existing and defined application report

•	AMMO and LANAMMO definition and accessibility

4.6	Approval or Security Profiles

•	The applications is define under the Top Secret security profiles

•	Approval of users profiles

•	Access to the online thru, mainframe, servers and other environments

4.7	Specific Details

4.7.1	Closing Accounts

•

Automatic closing procedure – Accounts with zero balances are purge automatically after 180 days of the closing date in the ILS Master File. History File is maintained for an unlimited period, or until the purge program is run.

4.7.2	Customer Statements or Coupons Books

•	Generate the Credit Line monthly statements.

•	Generate Coupon Books for loans.

•	ACH Interface and TelePago

4.7.3	Retentions Services

•	Auto Loans History for servicing purposes. (At least 10 years)

•	Local Government withholding – for interest slips

Application Processing Base Prices Details	July 16, 2004

4.7.4	User Defined Notes

•	Delinquency notices automatically generated by the installment loan application

4.7.5	Letter

•	Maturity letters are generated automatically one month prior to maturity date

4.7.6	Monthly Charge Off Accounts Process

•	Automatic Charge-off loans procedure – Accounts will transfer to Charge Off Bank (170) after 120 days delinquency.

•	Monthly Charge Off Deposit Accounts Process

•	Management of Reserve Accounts, Checking and Savings Overdraft Charge-Off (overdraft over 90 days and non payment of reserve lines over 180 days).

4.7.7	Installment Loan Accounts Purge Process

•	ILS Master File: system eliminates closed accounts over 180 days.

•	ILS History File: after the purge process a history file is generated for the inquiry screen of “Menu Administrativo”.

4.7.8	ILS Accounts Backup Processes

•	The system generates five daily versions and perpetual monthly and yearly backups

4.7.9	Control Files

•	Define and modify parameters in the following tables:

•	Bank Control Files

•	Report Control Files

•	Insurance Control Files

•	Description Files

•	General Ledger

4.7.10	Loans Application General Ledger Interfaces

•	Daily Interface

•	Monthly Interface

Application Processing Base Prices Details	July 16, 2004

4.7.11	Applications Runs

•	Daily Runs

•	Weekly Runs

•	End of Month Runs

•	Year End Runs

4.7.12	Technical Consulting and Support

•	Consulting and support regarding ACAPS applications functionality

•	Incident solutions

•	Maintenance

•	Modifications

•	Acquisition and conversions of new portfolios

•	Sales of portfolios

•	Loans regulatory changes

4.7.13	Production Problems or Error Support

•	Delays in the batch runs are monitored by the system administrator.

•	Production problems and errors are investigated and solved by the programmers and/or the system administrator.

Application Processing Base Prices Details	July 16, 2004

5.	CACS Application

5.1	Descriptions

The Computer Assisted Collections System (CACS) improves collections effectiveness, collector productivity, and management control by providing automated support of collection activities. Maintains complete, up-to-date account collection information on its data base.

5.2	Account or Product Type

•	Personal Loans

•	Auto Loans

•	Leasing Loans

•	Ideal (Checking Account)

•	Savings

•	Charge Off-Loans

•	Credit Accounts (VISA, Master Card, Amex, Novell)

•	Commercial Loans

•	Credit Line

5.3	[***]

5.4	Account Transactions

•	Promise

•	Notes

•	Letters

•	Receives Transactions from other applications

•	Debits

•	Payments

•	Financial Information

5.5	Reports

•	Existing and defined application report

•	AMMO definition and accessibility

•	On Line capabilities only

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

5.6	Approval or Security Profiles

•	The applications is under the Top Secret security profiles

•	Approval of security profiles: additions and changes

5.7	Specific Details

5.7.1	Letter Writer

•	Letter are defined and generated automatically or manually requested.

5.7.2	Account Purge Process

•	Systems generates “Inactive” transactions when the account is not delinquency

•	The history of the accounts is maintained for one month after the inactivation

5.7.3	Account Backup Process

•	The system generates a daily and monthly backups

5.7.4	System Tables and Maintenances

•	User Table

•	Transaction Definition Table

•	Parameter Table

•	Function Table

•	State Table

•	State Transition Table

•	Location Table

•	Collector Assignment Table

•	Trans/Letter Sequence Table

•	Transaction / State Assignment Table

•	Work List Standards Table

•	ACP Message Table

•	ACP Message Sequence Table

•	ACP Termination Code Table

•	Window Script Table

•	Script Assignment Table

•	Situation Summary Table

•	View Sequence Table

•	Input TXN Assignment Table

•	Report Data Generation Table

Application Processing Base Prices Details	July 16, 2004

5.7.5	Applications Run

•	Daily Runs

•	End of Month Runs

5.7.6	Technical Consulting and Support

•	Consulting and support regarding CACS applications functionality

•	Incident solutions

•	Maintenance

5.7.7	Productions Problems or Error Support

•	Delays in the batch runs are monitored by the system administrator

•	Production problems and error are investigated and solve by the programmers and/or system administrator

•	Modifications

•	Sales of portfolios

•	Regulatory changes

Application Processing Base Prices Details	July 16, 2004

6.	Mortgage Loans Accounts

6.1	Descriptions

Real State System (RES) application manages loans once they are adjudicated. Offers servicing for these loans.

6.2	Account or Product Type

•	Biweekly Loans Uninsured

•	Biweekly Loans Insured

•	Biweekly Loans (Conversion from FNAM Reg. To FNMA Bi Streamline

•	Biweekly Loans Conversion from Non Conf To Bi Non-Conform Streamline

•	Biweekly Loans Second Mortgage

•	Balloon Loans Graduated Payment Mortgage

•	Balloon Loans Commercial Loan

•	Balloon Loans Uninsured

•	Conventional One Year Adjustable (FHLBB Contract Rate for Rev Occupied)

•	Conventional. One Year Adjustable (FHLMC Rate for First Residence)

•	Conventional One Year Adjustable (US Treasury Security WKAV 1 YR MAT) Conventional. One Year Adjustable (Conventional Convertible 30 year Mortgage)

•	Conventional. One Year Adjustable (Conventional 15 year Mortgage)

•	Conventional. One Year Adjustable (Graduated Payment Mortgage)

•	Conventional One Year Adjustable (US Treasury Security WKAV 3YR MAT)

•	Conventional Loan (Interest Only – Conforming

•	Conventional Loan (Interest Only Non Conforming

•	Conventional (Adjustable Rate Mortgage)

•	Conventional (Banco de la Vivienda)

•	Conventional Loan (Commercial Loan)

•	Conventional Loan (Banco de la Vivienda – Plan de Estabilización)

•	Conventional Loan (FNMA Conforming)

•	Conventional Loan (Government Servicing Retiro ELA)

•	Conventional Loan (Hipoteca Uso Personal)

•	Conventional Loan (Insured)

•	Conventional (Rebatable Interest)

•	Conventional Loan (Construction)

•	Conventional Loan (Conversion From Non Conf To Non Conf Streamline

•	Conventional Loan (Participation With FNMA/Flexi)

•	Conventional Loan (FNMA Conforming)

•	Conventional (Interest Only/Pr Housing/ Multifamily Pm

•	Conventional (Interest Only)

•	Conventional (Uninsured)

•	Conventional (FNMA Expanded Approval)

Application Processing Base Prices Details	July 16, 2004

•	Conventional (Paper B Non Excellent Credit)

•	Conventional (Paper C Non Excellent Credit)

•	Conventional (Conversion from FNMA Reg. To FNMA Streamline)

•	FHA (Banco de la Vivienda)

•	FHA (UDAG)

•	FHA (Construction)

•	FHA (Conversion From FHA to FHA Streamline)

•	FHA (Multifamily Project)

•	FHA (Taxable After 08/01/97)

•	FHA (Regular Exempt)

•	FHA (HUD Subsidized Loan)

•	Rural Development

•	Farmer Home (Insured)

•	Personal Loans (First or Second or Balloon)

•	Second Mortgage

•	Personal Loans with Mortgage Guarantee

6.3	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

6.4	Account Transactions

•	Monetary Transactions

•	Maintenance Transactions

•	Online Transactions

•	Batch Transactions

•	FTP

6.5	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	On line capabilities only

6.6	Approval or Security Profiles

•	The application is define under the Top Secret security profiles.

•	Approval of users profiles

•	Access to the online thru mainframe, servers and other environments.

6.7	Specific Details

6.7.1	Closing Accounts

•

Automatic closing procedure – Accounts with zero balances are purge automatically after 24 month of the payoff date in the RES Master File. History File is maintained for eighteen month in online files, and then the purge program is run and creates report on LANAMMO for user.

6.7.2	Customer Statement

•	Generate the ESCROW ANALYSIS Statements.

•	Generate Coupon Books for loans.

•	End of Year Statement (IRS – 480.7A)

Application Processing Base Prices Details	July 16, 2004

6.7.3	Retentions

•	Mortgage Loans History for servicing purposes. (At least 10 years)

•	Local Government withholding – for interest slips.

6.7.4	User Defined Notes

•	Delinquency notices automatically generated by the mortgage loans applications (RES, Customer Services & Collections System – KOS)

6.7.5	Investor Accounting and Reporting

•	Single Debit (Private Investor)

•	GNMA, FNMA, FHLMC

6.7.6	Letters

•	Delinquency, Payoff, Insurance, Taxes, Legal and Investor Letters are generated automatically during run cycle.

6.7.7	Monthly Charge Off Accounts Process

•	Charge-off loans procedure

6.7.8	RES Accounts Backup Processes

•	The system generates five daily versions and eighteen monthly version and ten yearly backups.

6.7.9	Control Files

•	Define and modify parameters in the following tables:

•	Bank Control Files

•	Report Control Files

•	Insurance Control Files

•	Description Files

•	General Ledger (Chart of Account)

6.7.10	Loans Application General Ledger Interfaces

•	Daily Interface

•	Monthly Interface

Application Processing Base Prices Details	July 16, 2004

6.7.11	Applications Runs

•	Daily Runs

•	Weekly Runs

•	End of Month Runs

•	Year End Runs

6.7.12	Technical Consulting and Support

•	Consulting and support regarding applications functionality

•	Incident solutions

•	Maintenance

•	Modifications

•	Acquisition and conversion of portfolios

•	Sales of portfolios

•	Loans regulatory changes

6.7.13	Production Problems or Error Support

•	Delays in the batch runs are monitored by the system administrator. Production problems and errors are investigated and solved by the programmers and/or the system administrator.

Application Processing Base Prices Details	July 16, 2004

7.	Vision Plus Application Services Agreement

7.1	Descriptions

Vision Plus application manages the approved credit cards portfolio.

7.2	Account or Product Type

•	VISA

•	MasterCard

•	American Express

•	Private Labels

•	Line of Credit

•	Merchants / Stores MBS)

7.3	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

7.4	Account Transactions

•	Online Transactions

•	Maintenances

•	Blocks

•	Transfers

•	Adjustments

•	Plastics requests

•	Delinquency adjustments / Reage

•	Insurance setup/maintenance/cancellation

•	Batch Transactions

•	Settlement

•	Interchange services

•	Monetary

•	Maintenance

•	FTP

Application Processing Base Prices Details	July 16, 2004

7.5	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	Letters: Online (CICS Printer) and Batch (Automatic or online request)

•	CardHolder (Monthly cycle)

•	Merchants (EOM)

•	Year End (Platinum only)

7.6	Approval or Security Profiles

•	VisionPlus and Top Secret security profiles

•	Users definitions

•	Security profile changes

•	Access to the online, mainframe, servers and other environments applications.

7.7	Specific Details

7.7.1	Authorizations

•	POS / Voice / ATM

•	Online – Non on us

•	Stand-in – B24

•	Stand-in – Associations

7.7.2	Interchange

•	Clearing / Settlement

•	Claims

•	Copy Request

•	Dispute

•	Charge Back

•	Representation

•	“Arbitraje”

7.7.3	Stop Payment

•	Place, renew and remove stop payments

Application Processing Base Prices Details	July 16, 2004

7.7.4	Convenience Checks

•	Issue (FTP to Harland for Welcome checks, Activation kits, Promotions)

•	Payment

•	POD (Teller)

•	Clearing (MICR)

•	Authorization process

•	Force payment / Checks return process

7.7.5	Daily Batch Runs

•	Merchant

•	Deposits

•	Cardholder

•	Transaction posting

•	Interest accrual / posting

•	Account Cycle

•	Aging

•	Statements

•	Issue / Reissue

•	Reports

•	Interfaces

•	Backups

7.7.6	EOM Batch Runs

•	Merchant

•	Fee calculation

7.7.7	Statement Messages (Online definition)

•	User defined messages upon request by users.

•	Messages generated automatically by accounts conditions.

7.7.8	Account Close Process

•	Automatic after 6 month of zero balance and no activity

•	Master and last 6 statements are maintained until purge process

Application Processing Base Prices Details	July 16, 2004

7.7.9	Purge Process

•	Batch – Upon request (12 months after closing date)

7.7.10	Account Charge Off Process

•	Automatic process of at 31 days delinquent delinquency over 30 days

•	Automatic charge off process at 180 days delinquent

•	Automatic charge off process at 45 days of bankruptcy set up

•	Automatic charge off process at 90 days of Fraud condition

•	Manual charge off process for delinquent accounts, bankruptcy and fraud

7.7.11	Backup Processes

•	Process to generate the application daily and monthly backups

7.7.12	Disaster Recovery System (DRS)

7.7.13	Technical Consulting and Support

•	Consulting and support regarding applications functionality

•	Incident solutions

•	Maintenance

•	Development of new functionalities and products: by parameter and by special coding

7.7.14	Production Problems or Error Support

•	Delays or communication problems with application are monitored by the system programmers and/or System administrator.

•	Production problems and errors are investigated and solved by the programmers and/or the system administrator.

Application Processing Base Prices Details	July 16, 2004

8.	Deposit Applications

8.1	Descriptions

Application that administrates the portfolio of existing deposit accounts, manages monetary transactions of maintenance and controls the deposit accounts conditions for individuals and commercial accounts (savings, checks and reserve).

8.2	Account or Product Type

•	DDA – Demand Deposits

•	Ideal

•	Now Account

•	Money Market

•	Savings

•	Reserve Line

8.3	[***]

8.4	Account Transactions

•	Monetary Transactions

•	Maintenance Transactions

•	Online Transactions

•	Batch Transactions

•	FIP

8.5	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

8.6	Approval or Security Profiles

•	Deposit Application Top Secret Security Profiles

•	Users Definitions

•	Security Profiles Changes

•	Access to the online, mainframe, servers and other environments applications

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

8.7	Specific Details

8.7.1	Closing Accounts

•	Interface with SSDS – Accounts closed through the Branch Platform Application

•	Automatic closing procedures – Accounts with zero balance and without any activity by two months are closed automatically by IDA

8.7.2	Check Ordering Online

•	Online Check Request through SSDS

8.7.3	Check Account Verification – Online

•	Harland Telecheck Inquiry

•	Deluxe Check System

8.7.4	Customer Statement Formatter

•	Format and generated the deposit accounts monthly, trimester and annual statements

•	Messages defined by the formatter, promotion messages by types of accounts

•	Statements Logo Modifications

8.7.5	Retentions

•	Tetra – Federal withholding for non US resident

•	Local Government Withholding – Special retention for interest earning accounts

•	Holds – Regulate the deposit accounts funds availability according to Reg. CC. The contract fee should include all the modifications or changes required by the Reg. CC, including the notices.

8.7.6	Overdraft Protection

•	Overdraft Credit Line (Matrix) – Systems generated overdraft protection calculated weekly Base on customer’s accounts activity

•	Saving Guaranteed Reserved Credit Line

•	Combined Balance Daily Process

8.7.7	User Defined Notes

Application Processing Base Prices Details	July 16, 2004

•	Notices automatically generated by the deposit application:

•	Reg CC – Funds Availability Act

•	RDC – Return Deposit Checks

•	Overdrafts

•	Programs modifications when required by changes of the regulations

•	Others

8.7.8	Statement Message

•	Bank Control File message upon request by user

•	Messages generated automatically by accounts conditions

•	Messages defined by the formatter, promotion messages by types of accounts

8.7.9	Kiting Suspect Detention

•	Detention of misused accounts through established transactional parameters

•	Identify accounts as kiting to extend holds of deposited checks

8.7.10	Letter Writer

•	The use of the documents already defined in the programs library

•	Forms Partner – Automatic generation of Christmas Club, interest and embargo-levy checks

8.7.11	Inactive Deposit Accounts Annual Process

•	Process of sending inactive accounts to government agencies as required by law.

8.7.12	Monthly Charge Off Deposits Accounts Process

•	Automatic process of sending to the Collection Department all the accounts in overdraft over 90 days and non payment of reserve lines over 180 days

8.7.13	Periodic Transfers between Deposits Accounts

Application Processing Base Prices Details	July 16, 2004

8.7.14	Stop Payments

•	Place, renew and remove stop payments through delivery channels (branch, VRU, customer services)

•	Online inquiries

8.7.15	Deposit Accounts Purge Process

•	Process to eliminate from the system all closed accounts that have over 180 days.

•	AMMO y LANAMMO definition and accessibility to the report generated from the purge process.

8.7.16	Informative Return Annual Process

New forms definitions or changes to the existing documents

•	Federal Forms (Internal Revenue Services)

•	1099INT – Interest Paid to USVI Deposit Accounts (January 30)

•	Local Forms (Treasury Department)

•	480.6 A – Interest paid to deposit accounts not subject to withholding (February 28)

•	480.6 B – Interest paid to deposit accounts subject to withholding (February 28)

•	480.6C – Interest paid to deposit accounts subject to withholding – Non-residents (February 28)

•	Laser forms definitions (Jetform) and branch transmissions

•	Treasury Department laser forms approval

•	Request of the Control Numbers to the Local Treasury Department

•	Programs changes or modifications according to the Treasury Department requirements

•	Preliminary full bank tests for all forms, including reports, forms samples and online data verification through IRS

•	Final full bank tests for all forms, including reports, forms samples and online data verification through IRS

•	Informative Return Process production runs (Scheduling Department Procedures)

•	Generation of the IRS Files:

•	Testing Files

•	Production Files

Application Processing Base Prices Details	July 16, 2004

•	Internal Reporting System (IRS) – Mainframe

•	Application Modifications related to Treasury Department requirements or changes:

•	Programs Modifications

•	Application Screens Changes

•	Online System Changes

•	Application Functions:

•	IR26 – Create forms not generated by the applications.

•	IR19 – Definition of users’ security and printers.

•	IRSC – Definition of the control numbers used to create amended forms.

•	Forms Printing Testing

•	Add files to the test environment to verify the application functionality

•	Includes application taxable information files in the production environment

•	Printers Availability (Network Department Procedures)

•	Test N33 (Test Environment)

•	CICSTOR (Production Environment)

•	Application Backups Procedures

•	Disaster Recovery System (DRS)

•	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	Employees Security

•	Application Top Secret security profiles:

IRS Application Profiles

lIM Native Security Profiles (P1 Pisys)

•	Users definitions

•	Security profile changes

•	Bank wide access to the application and its functions, in test and production environments.

•	Application Security Modules Updates

8.7.17	Deposit Accounts Backup Processes

•	Process to generate the application monthly backups

Application Processing Base Prices Details	July 16, 2004

8.7.18	ATH International

•	Issue and re-issue of ATH International

•	Attachment of ATH International to deposit accounts reserve lines.

8.7.19	Bank Control File

•	Access to define and modify parameters in all BCF tables.

8.7.20	Deposit Application General Ledger Interfaces

•	Daily Interface

•	Monthly Interface

8.7.21	Tandem Services

•	ATH Validation Services

•	Online verification and updates of the accounts balances

8.7.22	Accounts Reconciliation Services

•	Statement reconciliation services provide to commercial or high volume customers.

8.7.23	Signature Verification System (SQN)

•	Access to the application and not the internal process performed by the Return Deposit unit or Group.

•	Batch Transactions or Services

•	Openings Accounts

•	Daily Signature Capture Process

•	Process of daily signature file and exception detection

•	Signature verification for checks over $5,000

•	Attachment process of signatures to deposit accounts

•	Online Transactions or Services

•	Inquiry

•	Updates

•	Delete record

•	Add records

•	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	Application Purge Process

•	Daily Backup Process

Application Processing Base Prices Details	July 16, 2004

•	Application Additional Daily Run

•	Correct the signature order by account

•	Disaster Recovery System

•	Application Security Modules Updates

•	Application Interfaces

8.7.24	Safe Deposit Application (SDBS)

•	Application Interfaces

•	IDA

•	General Ledger

•	Customers letters or notices

•	Payment processing services

•	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

8.7.25	Customer Information System (CIS)

•	Maintenance Transactions Processing

•	Accounts Relationships

•	Combined Statement – Management of PMA and Popular Plus files to include related accounts selected by customers on their statements.

•	Bank Control File

•	Access to define and modify parameters in all BCF tables.

•	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	Application Purge Process

•	This process must be coordinated with IDA Purge Process.

•	Return Mail System

•	Definition of the Return Mail Condition deposit accounts

•	Management of the deposit accounts return correspondence

•	Application Purge Process

•	Application Interfaces

8.7.26	[***]

•	Application Interfaces

•	Online Validations

•	Reports

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	Dedupping Process

•	Process used to eliminate the duplicate records

•	Residential and Mailing Address Standardizations

8.7.27	On-line Services

•	On-line Teller

•	Automatic transmission of General Ledger entries

•	Deposit accounts controls verification

•	Application Interfaces

•	Inquiries

•	Transaction Processing

•	Check Printing Services (Official Checks and Money Orders)

•	POS and Payments Services

8.7.28	Applications Runs

•	Daily Runs

•	End of Month Runs

•	Reg. CC Runs

8.7.29	Envia ATH Services

•	Online funds transfers services to Dominican Republic through the use of debit cards.

8.7.30	Technical Consulting and Support

•	Consulting and support regarding applications functionality

•	Incident solutions

•	Maintenance

8.7.31	Production Problems or Error Support

•	Delays or communication problems with application are monitored by the system programmers and/or System administrator.

•	Production problems and errors are investigated and solved by the programmers and/or the system administrator.

Application Processing Base Prices Details	July 16, 2004

9.	Investment Applications

9.1	Descriptions

Popular Investment System (PISYS) is the system that manages the Certificates of Deposit, IRA Accounts and Educational Contribution Account.

9.2	Account or Product Type

•	Individual Retirement Account (IRA)

•	Educational Contribution Accounts (EDUC)

•	Roth IRA (Roth)

•	Certificates of Deposits (CD)

9.3	[***]

9.4	Account Transactions

•	Monetary Transactions

•	Maintenance Transactions

•	Online Transactions

•	Batch Transactions

•	FTP

9.5	Reports

•	Existing and defined application report

•	AMMO and LANAMMO definition and accessibility

9.6	Approval or Security Profiles

•	PISYS Top Secret security profiles

•	Application Security Profiles

•	User Definitions

•	Security profiles changes

•	Access to the online, mainframe, servers and other environments applications

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

9.7	Specific Details

9.7.1	Closing Accounts

•	IIM

•	PBAN

9.7.2	Customer Statement Formatter

•	Format and generate the investment accounts quarterly and annual statements.

•	Messages defined by the formatter, promotion messages

•	Statements Logo Modifications

9.7.3	Retentions

•	Tetra – Federal withholding for non US residents.

•	Local Government withholding – Special retention for interest earning accounts.

•	Law 64 – Special Withholding (20%), only applies for IRA’s accounts.

•	Government Pension – Special Withholding (10%), only applies for IRA’s accounts.

•	Roth IRA Withholding – Special Withholding (12.5%), only applies for IRA’s accounts. ??????

•	Bank and Treasury Department penalties.

•	Holds

•	Certificates of Deposit holds are placed to guarantee the following issues:

•	Personal Loans

•	Commercial Loans

•	Reserve Credit Lines

•	Embargo-Levy

•	Mortgage Loans

•	Flexicuenta

•	Decease

•	Bankruptcy

•	Legal Issues

•	IRA’s accounts holds are placed to guarantee the following issues:

•	Decease

•	Legal Issues

Application Processing Base Prices Details	July 16, 2004

9.7.4	User Defined Notes

•	Notices automatically generated by the deposit applications:

•	Capitalization Notices

•	Programs modifications when required by changes of the regulations

•	Others

9.7.5	Statement Messages

•	Messages generated automatically by accounts conditions.

•	Messages defined by the formatter, promotion messages

9.7.6	Letter Writer

•	Documents already defined in the programs library used by the application.

•	Maturity and Renewal Letters by product type.

•	Notification of Distribution Plan Set

•	Form Partner – Automatic generation of interest payments and IRA’s distribution checks.

9.7.7	Periodic Transfers between Deposit and Investment Accounts

•	Monetary Transfers from deposit accounts to funds investment accounts:

•	IRA Ahorro – Additional deposits to funds investments accounts.

•	Monetary Transfers from investment to deposit accounts

•	Interest payments

•	Distribution transactions

•	Mature transactions

•	Withdrawal transactions

9.7.8	Informative Return Process

•	Annual Process

•	New forms definitions or changes to the existing documents

•	Federal Forms (Internal Revenue Services)

•	1099INT – Interest Paid to USVI Certificate of Deposit accounts (January 30)

•	1099R – IRA’s Distributions (January 30)

•	5498 – IRA’s Contributions (May 31)

•	Local Forms (Treasury Department)

•	480.6 A – Interest paid to certificate of deposit accounts not subject to withholding (February 28)

Application Processing Base Prices Details	July 16, 2004

•	480.6 B – Interest paid to certificate of deposit accounts subject to withholding (February 28)

•	480.6C – Interest paid to certificate of deposit accounts subject to withholding – Non residents (February 28)

•	480.7 – Individual Retirement Accounts (IRA’s) activity (February 28)

•	480.7B – Educational Contribution Accounts (CAE) activity (February 28)

•	Laser forms definitions (Jetform) and branch transmissions

•	Treasury Department laser forms approval

•	Request of the Control Numbers to the Local Treasury Department

•	Programs changes or modifications according to the Treasury Department requirements

•	Preliminary full bank tests for all forms, including reports, forms samples and online data verification through IRS

•	Final full bank tests for all forms, including reports, forms samples and online data verification through IRS

•	Informative Return Process production runs (Scheduling Department Procedures)

•	Generation of the IRS Files:

•	Testing Files

•	Production Files

•

August Process – During this process, we notify to the Treasury Department the contributions made to Individual Retirement and Educational Contribution accounts for the corresponding taxable year. This process include the following forms:

•	Local Forms (Treasury Department)

•	480.7 – Individual Retirement Accounts contributions (August 31)

•	480.7B – Educational Contribution Accounts contributions (August 31)

•	Request of the Control Numbers to the Local Treasury Department

•	Programs changes or modifications according to the Treasury Department requirements

•	Preliminary full bank tests for all forms, including reports, forms samples and online data verification through IRS

•	Final full bank tests for all forms, including reports, forms samples and online data verification through IRS

•	Informative Return Process production runs (Scheduling Department Procedures)

Application Processing Base Prices Details	July 16, 2004

•	Generation of the IRS Files:

•	Testing Files

•	Production Files

•	Internal Reporting System (IRS) – Mainframe*

•	Application Modifications related to Treasury Department requirements or changes:

•	Programs Modifications

•	Application Screens Changes

•	Online System Changes

•	Application Functions

•	IR26 – Create forms not generated by the applications.

•	IR19 – Users’ security and printers definitions.

•	IRSC – Definition of the control numbers used to create amended forms.

•	Forms Printing Testing

•	Add files to the test environment to verify the application functionality

•	Includes application taxable information files in the production environment

•	Printers Availability (Network Department Procedures)

•	Test N33 (Test Environment)

•	CICSTOR (Production Environment)

•	Application Backups Procedures

•	Disaster Recovery System (DRS)

•	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	Employees Security

•	Application Top Secret security profiles.

•	IRS Application Profiles

•	IIM Native Security Profiles (P1 Pisys)

•	Users definitions

•	Security profile changes

•	Bank wide access to the application and its functions, in test and production environments

•	Application Security Modules Updates

*	IRS services applies to all Informative Return processes.

Application Processing Base Prices Details	July 16, 2004

9.7.9	Application Backup Processes

•	Process to generate the application backups:

•	Daily

•	Monthly

•	Quarterly

•	Annual

9.7.10	Bank Control File

•	Access to define and modify parameters in the following BCF tables:

•	Table 611

9.7.11	Application Maintenance Menu

•	Process Control System (PCS)

•	Access to define and modify all product parameters

•	Report Preparation System Menu (RPS or RFS)

•	Access to define and modify systems reports

•	Run Request Menu

•	Verification of the daily application processing dates

•	Suspense Account Control Menu (SAC)

•	Verification of the rejected transaction

•	Accounting & Reconciliation Menu

•	Definition of the accounting and reconciliation processes by product type and General Ledger accounts

•	Maintenance History Inquiry Menu

•	Verification of the accounts and instruments maintenance history

•	Installation Manager Menu

•	Security profiles

•	Screen definitions

•	Mapping

•	Dictionary controls

9.7.12	Application General Ledger Interfaces

•	Daily Interface

•	Monthly Interface

•	Annual Interface

Application Processing Base Prices Details	July 16, 2004

9.7.13	Signature Verification System (SQN)

•	Access to the application and not the internal process performed by the Return Deposit unit or Group.

•	Batch Transactions or Services

•	Openings Accounts

•	Daily Signature Capture Process

•	Process of daily signature file and exception detection

•	Attachment process of signatures to customers accounts

•	Online Transactions or Services

•	Inquiry

•	Updates

•	Delete record

•	Add records

•	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	Application Purge Process

•	Daily Backup Process

•	Application Additional Daily Run

•	Correct the signature order by account

•	Disaster Recovery System

•	Application Security Modules Updates

•	Application Interfaces

9.7.14	Customer Information System (CIS)

•	Maintenance Transactions Processing

•	Accounts Relationships

•	Combined Statement – Management of PMA and Popular Plus files to include related accounts selected by customers on their statements.

•	Bank Control File

•	Access to define and modify parameters in all BCF tables.

•	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	Application Purge Process

•	Return Mail System

•	Flag the customers accounts with Return Mail Condition

•	Management of the customers accounts return correspondence

•	Application Purge Process

•	Application Interfaces

Application Processing Base Prices Details	July 16, 2004

9.7.15	[***]

•	Application Interfaces

•	Online Validations

•	Reports

•	Existing and defined application reports

•	AMMO and LANAMMO definition and accessibility

•	Dedupping Process

•	Process used to eliminate the duplicate records.

•	Residential and Mailing Address Standardizations

9.7.16	On-line Services

•	On-line Teller

•	Automatic transmission of General Ledger entries

•	Application Interfaces

•	Inquiries

•	Transaction Processing

•	Check Printing Services (Official Checks)

9.7.17	Applications Runs

•	Daily Runs

•	End of Month Runs

•	Quarterly Runs

•	Annual Runs

9.7.18	Technical Consulting and Support

•	Consulting and support regarding applications functionality

•	Incident solutions

•	Maintenance

9.7.19	Production Problems or Error

•	Delays or communication problems with application are monitored by the system programmers and/or System administrator.

•	Production problems and errors are investigated and solved by the programmers and/or the system administrator.

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

10.	Popular Auto

10.1	Description

10.2	Account or Product Type

•	Vehicle Leasing

•	Operating Leases

•	Equipment Leasing

•	Insurance Finance

•	Chattel

10.3	[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

10.4	Account Transactions

•	Monetary Transactions

•	Maintenance Transactions

•	Online Transactions

•	Batch Transactions

•	FTP

10.5	Reports

•	Existing and defined application reports

•	AMMO

•	On line capabilities only. Printing reports are included in a separate pricing schedule

10.6	Approval or Security Profiles

•	The application is define under the Top Secret security profiles

•	Approval of users profiles

•	Access to the online thru mainframe, servers and other environments

10.7	Specific Details

10.7.1	Customer Statements or Coupons Books

•	Generate Monthly Statements

•	Generate Coupon Books for loans

•	ACH Interface and Telepago

•	Interface with Credit Bureaus

10.7.2	Letter to Customer

•	Notices automatically generated by the system for marketing, license renewal, insurance expired and other customer service related services

•	Maturity letters are generated automatically one month prior to maturity date

Application Processing Base Prices Details	July 16, 2004

10.7.3	System Backup Processes

•	The system generates five daily versions and perpetual monthly and yearly backups

10.7.4	Control Files

•	Define and modify parameters in the following functions:

•	Security

•	Report Control Files

•	General Ledger Table

•	Branch control file

10.7.5	Loans Application General Ledger Interfaces

•	Daily Interface

•	Monthly Interface

10.7.6	Applications Runs

•	Daily Runs

•	Weekly Runs

•	End of Month Runs

•	Year End Runs

10.7.7	Daily Rental System

[***]

10.7.8	Other Systems

•	Kronos

•	SAP (nómina)

•	Customer Service

•	Floor Plan

•	Autolog

•	Auto appraisal

•	Used Car Inventory

•	Unit Transfer

•	Unit Registration

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Application Processing Base Prices Details	July 16, 2004

10.7.9	Technical Consulting and Support

•	Consulting and support regarding Leasing and Daily Rental Application functionality.

•	Incident solutions

•	Maintenance

•	Sales and Marketing Reports

•	Modifications

•	Acquisition and conversion of new portfolios sales portfolios

•	Sales of portfolios

•	Sales and marketing reports

10.7.10	Production Problems or Error Support

•	Delays or communication problems with application are monitored by the system programmers and/or System administrator.

•	Production problems and errors are investigated and solved by the programmers and/or the system administrator.

10.7.11	Communications

•	Communication Installation

•	Communication Support

•	Communication Equipment Purchasing

•	Administration

10.7.12	Retentions Services

•	Local Government Withholding – for interest slips

10.7.13	LAN Support

•	Purchase Support

**

Additional services, processes or resources shall be included in order to fulfill applications processing Base price details as of March 2004 that may not be explicitly described above, excluding only printing and items processing.

Application Processing Base Prices Details	July 16, 2004

Revisions History

Date	Relevant Changes

16-Jul-04	The document was created as new.

Application Processing Base Prices Details	July 16, 2004

Schedule 2 to Exhibit B

Service Addenda Incorporated into this Master Agreement

I.	Amended and Restated 2004 MSA and 2010 MSA Service Addenda

1.	Amended and Restated ATM Driving and Card Management Services Addendum, dated as of September 30, 2010, between EVERTEC and Banco Popular North America.

2.	Amended and Restated Anti-SPAM and Anti-Virus Management Services Addendum, dated as of September 30, 2010, between EVERTEC and Banco Popular North America.

3.	Amended and Restated EZ-Statement Services Addendum, dated as of September 30, 2010, between EVERTEC and BPPR.

4.	Amended and Restated Hosting and Maintenance Services Addendum, dated as of September 30, 2010, between EVERTEC and Banco Popular North America.

5.	Amended and Restated Information Security Help Desk Service Addendum, dated as of September 30, 2010, by and among Popular, Inc., BPPR, Popular Mortgage, Popular Auto, Popular Securities, Popular Insurance, Popular Risk and EVERTEC.

6.	Amended and Restated Remote Capture Service Addendum, dated as of September 30, 2010, by and between BPPR and EVERTEC.

II.	Service Addenda entered into upon the date of this Master Agreement

1.	Dedicated Resources Services Addendum by and among Popular, BPPR, any Affiliates and/or Subsidiaries of Popular identified on the signature page(s) thereto and EVERTEC.

2.	Collocation Services Addendum, dated as of September 30, 2010, by and among Popular, BPPR and EVERTEC.

3.	Disaster Recovery Services Addendum, dated as of September 30, 2010, by and among Popular, BPPR and EVERTEC.

4.	Transition Assistance Addendum, dated as of September 30, 2010, by and among Popular, BPPR and EVERTEC.

5.	Fraud Monitoring and Hosting Services Service Addendum, dated as of September 30, 2010, between BPPR and EVERTEC.

6.	Fleet Card System Service Addendum, dated as of September 30, 2010, between BPPR and EVERTEC.

7.	EVERPay Kiosk System Service Addendum, dated as of September 30, 2010, between BPPR and EVERTEC.

Schedule 3 to Exhibit B

Statements of Work

Notwithstanding any term contained in any Statement of Work or other written instructions set forth in this Schedule 3 to Exhibit B (as it may be amended from time to time) to the contrary, (i) the Statements of Work and other written instructions set forth herein shall have a duration that is coterminous with this Master Agreement and (ii) any term contained in any Statement of Work and other written instructions set forth herein that permits a party to terminate such Statement of Work or other instruction, as the case may be, without cause or at its convenience shall be stricken therefrom.

Document Title	COMPANY	Project Description

Addendum	BPNA	Blackberry’s Communication Devices for BPNA

Addendum	BPNA	Blackberry’s Communication Devices for BPNA

Proposal	BPPR	BPPR ATH OFF Premises TCP/IP (10257)

Proposal	BPPR	BPPR ATH OFF Premises TCP/IP Installation (10257)

Proposal	BPPR	VoIP Service Fees Branches

Proposal	BPPR	EVERnet Branches (190 branches)

Proposal	BPPR	EVERnet Regions (6 regions)

SOW	BPPR	TIP 1.0, 1.1 Transaction Vault (TV) (10252)

SOW	BPPR	TIP Production and DRS (10252)

BRC Agreement	Popular Mortgage	Business Continuity - Popular Mortgage

PSRA	BPPR	Premia SAN Storage Hosting (49923)

PSRA	BPPR	eService Management Tool (38951)

PSRA	BPPR	Service Center Licenses (3 licenses) (38951)

Proposal	BPPR	Open System Infrastructure for STRATA/CACS Data Base Hosting (22667)

PSRA	BPPR	Upgrade Kana to Version 9.5 (30700) - Software license and collocation (server)

Proposal		BSA Upgrade Assist-Test 2 Storage (10114)

Proposal		BSA Upgrade Assist-Production Storage (10114)

PSRA	BPPR	Additional San Space for COGNOS (10252)

Addendum	BPPR	IBM Hardware Maintenance (38551)

Proposal	BPPR	Internet Content Management System for BPPR Collocation (10106)

Proposal	BPPR	Upgrade eWFM version 6.2 to 7.2 (30700) collocation

Document Title	COMPANY	Project Description

Proposal	BPPR	RSA Adaptive Authentication (10106) Hosting

Proposal	BPPR	Implementation PER WEB Server Infrastructure (22301) Hosting

Proposal	BPPR	Implementation Hotscan v 6.8 (32550) Hosting

Proposal	BPPR	EDWS Storage (10106) Hosting

Proposal	BPPR	Swift Fee Net Fase II RMA Hosting (32550)

Proposal	BPPR	Embossers Super/CAT (10252)

BRC Agreement	Popular Insurance	Business Continuity - Popular Insurance

Addendum	Popular Mortgage BPPR Popular Auto	Hosting Infrastructure - Altamira (26500)

Service Addendum	BPNA	E-Loans Processing for BPNA - Retail

Service Addendum	BPNA	E-Loans Processing for BPNA - Museum

PSRA	BPPR	SED Single Sign On Hosting (30GB Hosting) (38104)

Proposal	BPPR	Fortis Hosting - Incorporate PF& Credit Card Imaging System (43111)

Proposal	BPPR	Corsidian Hosting - Outbound Solution Installation & Implementation (30700)

Proposal	BPPR	SAS Monthly Hosting Fee (30600)

Addendum to MSA	BPPR	Witness & Melita Hosting (22667)

Project	BPPR	Foreign Exchange Hosting (32100)

Proposal	BPPR	ASSIST Hosting (10114)

Proposal	BPPR	Backup Server for Resqnet (38105)

Addendum	BPPR	SAN Space Global 360 Appl (10114)

PSRA	BPPR	SAN Space Global 360 Appl (26600)

Proposal	BPPR	FED Line Direct (38105) - Collocation

Document Title	COMPANY	Project Description

Service Addendum	BPNA	Iron Mail

Proposal	BPNA	DSS Application Hosting

Agreement	BPNA	ASSIST//ck Application

Addendum	BPPR	BLoans Monthly Hosting Fee (16608)

Addendum	BPPR	Blackberry’s Communication Devices (38100)

Addendum	BPPR	Blackberry’s Communication Devices (38100)

Proposal	BPPR	Hardware Maintenance Fee for CCTM

Proposal	BPPR	Hardware Maintenance Fee for CCTM

Proposal	BPPR	Hardware Maintenance Fee for CCTM

Proposal Amendment	BPPR	EVERnet - Señorial (47361)

Proposal Amendment	BPPR	VoIP Service Fees - Señorial

Proposal	BPPR	Collocation Router Waste Management (client) (29452)

Addendum	Popular Mortgage	Right Fax Application Daily Monitoring / $[***]

Addendum	Popular Mortgage	Right Fax Application Account Maintenance / $[***]

Service Agreement	BPPR	NCR Cash Dispensers (10252)

Proposal	BPPR	Swift Fee Net Fase II PKI Collocation (32550)

Proposal	BPPR	SAN Space - Upgrade Relius V12 (27101)

Proposal	BPPR	Centro de Pruebas - Application Hosting Service Fee (43401)

Addendum	Popular	Information Security Help Desk Support (10252)

Proposal	BPPR	Additional SAN Disc Space for EDWS (38156)

Addendum	BPPR - DOL	Salary Sheet Processing (less than 10 entries)

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Document Title	COMPANY	Project Description

Addendum	BPPR - DOL	Salary Data Entry per Employee (less than 10 entries)

Addendum	BPPR - DOL	Salary Sheets (more than 11 employees)

Proposal	Popular Mortgage	Popular Mortgage - Power Seller Application Collocation

Addendum	BPPR	TSYS Processing Fees & TSYS Interfases (49914)

Addendum	BPPR	TSYS Security Administration Services (49914)

Addendum	BPPR	CACS Maintenance Batch TSYS (43112)

Addendum	BPPR	ACAPS TSYS (43112)

Addendum	BPPR	Post TSYS Service Addendum (49914)

Addendum	BPPR	Right Fax Hosting (22603)

PSRA	BPPR	Load Balancer para Webservers de VRU (hosting)

Proposal	Popular Auto	Popular Auto - Data Network Services upgrade to MPLS

Request Cost Estimate	BPPR	BSA Upgrade Assist - Test (4.691 TB) Modify fee in Exhibit B

Request Cost Estimate	BPPR	BSA Upgrade Assist - Production (4.5 YB) Modify fee in Exhibit B

Request Cost Estimate	BPPR	Genesys Maintenance Fee (revised annually)

Proposal	BPPR	VoIP Service Fee for Faxes

Proposal	BPPR	MPLS Circuit for Stop 22 Building

Proposal	Popular Mortgage	MPLS Circuit for Altamira Building

Request Cost Estimate	BPPR	RSA - Remote Secured Access (Tier pricing per active user)

Proposal	BPPR	Popular Center DPC - Virtual Server Infrastructure

Schedule 4 to Exhibit B

Statements of Work Entered into after the Effective Date of the Master Agreement

[List of SOWs to be determined by parties from time to time]

Exhibit C

Service Level Agreement – General Terms And Conditions

See Attached

Exhibit C

Service Level Agreement – General Terms And Conditions

See Attached

Exhibit C – Service Level Agreement – General Terms and Conditions

1.	Purpose

This Service Level Agreement (“SLA”) is effective as of April 1, 2010 (the “Effective Date”) and sets forth the general terms and conditions that will govern the Service Levels applicable to the Services provided by EVERTEC to COMPANY under the Master Services Agreement and corresponding Service Addenda thereunder (collectively referred to as the “Master Agreement”). This SLA is subject to the terms and conditions of the Master Agreement between the parties.

Each particular Service Addendum may contain more specific terms relating to its Services Levels. Furthermore, where applicable, each Service Addendum may contain the information relating to Schedule 1, such information to be incorporated herein by reference. If there is any conflict between the terms and conditions of this SLA and the Master Agreement, those of the latter will govern.

This SLA defines the roles and responsibilities of each party, specifies the Service Levels, sets forth the procedures that will be used to measure and report these Service Levels as they apply to the Services, and establishes the remedies available to COMPANY should EVERTEC fail to comply with same. All capitalized terms not otherwise defined herein shall have the meaning assigned to such term in the Master Agreement and the Service Addendum between the parties.

2.	General Terms and Conditions

2.1.	Defined Terms:

a)	“After Hours” is defined as hours outside the scheduled Hours of Operation of a particular service.

b)

“Availability” in general is defined as the unit to measure the availability of a particular service, system, equipment and/or component using a percentage of actual availability based on the agreed upon Service Level that establishes the benchmark for EVERTEC making such service, system, equipment and/or component available, the percentage of which will be calculated on a monthly basis.

c)	“Completion Time” is defined as the time by which EVERTEC will complete its performance of a particular task relating to the services.

d)

“Conditions Precedent” is defined as the conditions, terms, factors and other elements established by the parties for each Service Level that COMPANY must comply with first in order for EVERTEC to comply with the agreed upon Service Level.

e)

“Cut-Off Time” is defined as the time by which EVERTEC must receive from COMPANY or any Third Party, the data, materials, instructions and/or requests necessary for EVERTEC to meet its Service Level commitments.

Exhibit C – Service Level Agreement – General Terms and Conditions

f)	“Excused Performance Problem” is defined as certain events that if to occur will excuse EVERTEC from complying with the Service Levels.

g)	“Hours of Operation” is defined as the agreed upon hours and times during which the Services will be provided. All times are Puerto Rico local times.

h)

“Incident(s)” in general means any verifiable failure of a particular service, system, equipment and/or component to materially operate in accordance with the Specifications, unless such failure (a) results from COMPANY’s misuse or improper use of the particular service, system, equipment and/or component; (b) results from the modification by COMPANY of the particular service, system, equipment and/or component in a fashion not contemplated under the Master Agreement; or (c) directly results from COMPANY’s failure to implement in a timely manner any relevant improvements or modifications to the particular service, system, equipment and/or component as recommended by EVERTEC or any Third Party service provider.

i)	“Incident Number” is defined as the number used to identify an Incident Record that has been opened in EVERTEC’s Service Desk for Support Services.

j)	“Incident Record” is defined as the item used to identify an individual Support Request that has been submitted to EVERTEC.

k)	“Late Transmissions” is defined as the rate between the number of files transmitted late over total files transmitted, as established with COMPANY during a specific month.

l)	“Processing Incident” is defined as Incidents in processing over total items processed.

m)	“Resolution Time” is defined as the time EVERTEC takes to identify the root cause, and prevent additional occurrences either by implementing a work-around, process modification, or fix.

n)	“Response Time” is defined as the time that EVERTEC may take to begin resolution of a reported Incident from the moment the Incident Record is opened.

o)	“Service Desk” is defined as the telephone support center that EVERTEC provides to COMPANY to receive Support Requests or to receive general requests for Services.

p)

“Service Level Credits” or “SLCs” is defined as a remedy under this SLA which provides COMPANY with a credit over the fees paid for a particular Service subject to a Service Level, should EVERTEC fail to comply with such established Service Level.

Exhibit C – Service Level Agreement – General Terms and Conditions

q)	“Services” are defined as those services under the various Service Addenda between EVERTEC and COMPANY that are subject to the Service Levels as provided herein.

r)	“Support Request” means a request from COMPANY for Support Services.

s)	“Support Services” is defined as the technical or maintenance support (both corrective and preventive) provided by EVERTEC to resolve Incidents.

t)	“Term” is defined as the term set forth in the Master Agreement or the corresponding Service Addendum if such term is longer.

2.2.	Modifications to Service Levels

a)

The parties mutually acknowledge and agree that this SLA and any particular Service Level may also be amended during the Term of the corresponding Service Addendum in order to, among others (i) add, delete or modify Service Levels, and Conditions Precedent and Excused Performance Problems; and/or (ii) ensure a fair, accurate, and consistent measurement of EVERTEC’s performance hereunder. Any such changes will be established in good faith by mutual agreement of the parties and will be documented in a written amendment to this SLA and the corresponding Service Addendum, as applicable.

b)

In the event that (i) any applicable hardware, software or function used by EVERTEC to provide the Services is replaced with comparable hardware, software or function during the Term of the corresponding Service; (ii) COMPANY requests changes to such hardware software or function (including adding any new functions); (iii) the manner in which the Services are performed or provided be subject to material changes, including without limitation, the volume of Services required by COMPANY; or (iv) new Service Levels be established for new or existing services, then any corresponding Service Levels may be subject to test and trial periods to ensure their adequacy. The test and probation periods for replacement/modified hardware, software or function will be performed during the initial sixty (60) days of operation of such replacement/modified hardware, software or function. Any new Service Levels will be established at a level intended to achieve performance at least the same as or better than the performance under any previous Service Level associated with the replaced/modified hardware, software or function.

c)

The duration of any test or trial periods will be determined by the parties. During any such test or trial period, the remedies set forth in this SLA and in any Service Addendum will be placed on hold until such time as the test or trial periods have ended.

2.3.	Service Level Credits (SLCs)

a)	SLCs will be based on misses or actual performance as identified for each Service as “Misses” or “Performance Level” in the corresponding SLC tables in

Exhibit C – Service Level Agreement – General Terms and Conditions

Schedule 1 to this SLA. All SLCs are calculated at the end of the month depending on total Misses and the actual Performance Level for the current month. After determining the Misses or and/or Performance Level column that applies, cross-reference to the % Credit column to determine the credit that EVERTEC will return to COMPANY.

b)

Misses may also be calculated based on reoccurrence of Misses by EVERTEC. If the Misses are incurred in a consecutive manner, the percentage may increase as the consecutive months with Misses increase. After determining the Misses column that applies, cross-reference to the % Credit column for the number of consecutive months. This percent will determine the SLC that EVERTEC will return to COMPANY.

c)	SLCs will be applied only to the fees billed for the failed Service.

d)

In the event that an SLC becomes payable in accordance with this section, EVERTEC will provide COMPANY with a credit in the applicable amount on the next monthly invoice after receipt of COMPANY’s election or, if there are no remaining invoices, will pay COMPANY the amount of such credit within thirty (30) days following receipt of the EVERTEC monthly report which shows that COMPANY is entitled to the SLC.

e)

In order to receive the applicable SLCs COMPANY must be in full compliance with the terms and conditions of the Service Addenda and the Master Service Agreement, including without limitation the payment of all undisputed amounts thereunder.

f)

In no event will COMPANY receive more than one (1) SLC attributable to a single root cause per Service Addendum per month. In such event, where multiple credits would have been payable to COMPANY, COMPANY will receive the highest of the credits to which COMPANY would have been entitled under the applicable Service Addendum for that month.

g)

The crediting of SLCs is COMPANY’s sole and exclusive remedy for EVERTEC’s failure to meet any Service Level excluding the repeated failure of EVERTEC to meet such Service Levels or material negligence on the part of EVERTEC.

2.4.	Conditions Precedent to EVERTEC’s Obligations

a)	Each Service for which EVERTEC is obligated to comply with a particular Service Level may be conditioned upon COMPANY’s compliance with the established Conditions Precedent.

b)	COMPANY’s failure to perform these Conditions Precedent as required will excuse any failure of EVERTEC to achieve the Service Levels.

Exhibit C – Service Level Agreement – General Terms and Conditions

c)	Furthermore, COMPANY agrees to notify EVERTEC immediately of any changes in its operations that may affect its ability to comply with any Conditions Precedent contained herein.

2.5.	Excused Performance Problems

a)

In addition to any other Excused Performance Problem that may be established for a particular Service, EVERTEC will not be liable to COMPANY (and no SLCs will apply) for any failure to meet a Service Level to the extent that such failure is attributable to: (i) an Event of Force Majeure, (ii) acts or omissions of COMPANY or COMPANY’s Third Party providers; (iii) breaches of this SLA, the Service Addendum and/or the Master Agreement by COMPANY or COMPANY’s Third Party providers; (iv) problems in COMPANY’s Third Party providers of local area networks and telecommunication lines; and (v) downtime for Scheduled Maintenance (defined below) or emergency maintenance previously coordinated with and/or notified to COMPANY that is undertaken outside of Hours of Operations.

b)

Scheduled hours of Availability will exclude agreed upon scheduled outages for which EVERTEC needs to perform regular technical maintenance (“Scheduled Maintenance”), which may result in downtime during this window. In addition, in cases where corrective or priority outages are necessary, EVERTEC shall provide forty-eight (48) hours’ prior notice of any such corrective or priority outage specifying the duration of same. EVERTEC will use commercially reasonable efforts to effect Scheduled Maintenance and any other planned outages during hours other than Peak Hours; provided, however, that Scheduled Maintenance during Hours of Operations will be considered “down time” for purposes of determining EVERTEC’s compliance with its obligations for a particular Service Level. Each Service will list any applicable Scheduled Maintenance that will operate as an Excused Performance Problem.

c)

Furthermore, the Service Levels do not contemplate rapid increases in volume which are not previously notified to EVERTEC by COMPANY. As such, COMPANY agrees to notify EVERTEC within a reasonable commercial time period if it can reasonably foresee an increase in its production volume, so as EVERTEC may take reasonable measures to ensure its continued compliance with the Service Levels. To the extent such notice is provided within a reasonable commercial time period, such instance of increased production volume will not be considered an Excused Performance Problem. Should a particular Service cycle represent an increase in production volume of Services of 20% or more of the normal production volume, EVERTEC agrees to exercise Best Efforts to provide the Services in accordance with the Service Levels; provided, however that upon EVERTEC’s notification to COMPANY that such increase will hinder EVERTEC’s ability to meet the established Service Levels, such instance of increased production volume will be considered an Excused Performance Problem. Should the increased volume be reoccurring, the parties agree to follow the procedures for modifying the Service Levels as set forth in this SLA.

Exhibit C – Service Level Agreement – General Terms and Conditions

2.6.	Reporting & Investigations

a)

Except as may otherwise be established in a Service Addendum, EVERTEC will provide COMPANY with reports comparing its actual performance of a particular Service against the corresponding Service Levels by the fifteenth (15th) day of the month following the month during which the Services were rendered.

b)

COMPANY is responsible for promptly reviewing and reconciling all Service Level reports. Should COMPANY identify any omission or discrepancy between its records and the data provided by EVERTEC, or if it has any objection, it must notify EVERTEC in writing within forty-five (45) days following the receipt of the report.

c)

EVERTEC will process the investigation according to its standard procedures for handling claims. EVERTEC will notify COMPANY in writing of the result of the investigation within thirty (30) days from the date the omission or discrepancy is notified to EVERTEC.

d)

In the event the findings of the investigation prove that COMPANY’s claims are justified, EVERTEC will make the appropriate adjustments to the corresponding Service Level report and proceed in accordance with this SLA.

e)

COMPANY accepts that its failure to report the omission, discrepancy or objection within the forty-five (45) day time period, will release EVERTEC from any liability regarding such omission, discrepancy or objection.

2.7.	Notifications and Escalation Procedures

All Service Level reports and any notifications or other communications to be made under this SLA will be sent to those addresses and/or email addresses which may be agreed to by the parties from time to time in Schedule 2 to this SLA. The parties agree to follow the general escalation procedures set forth in Schedule 2 upon the occurrence of any Incident under this SLA that warrants such escalation.

3.	Service Levels

Particular Service Levels for the Services COMPANY contracts from EVERTEC will be listed in Schedule 1 to this SLA. Such Service Level Schedules will be subject to the terms and conditions of this SLA and the Master Agreement, and will set forth the following, as applicable:

1)	Description of the Service

2)	Hours of Operation

3)	Type of Measurement to be used

4)	The Service Level that will apply to the Service

5)	Applicable SLCs

Exhibit C – Service Level Agreement – General Terms and Conditions

6)	Conditions Precedents (if applicable)

7)	Excused Performance Problems (if applicable)

8)	Any additional terms and conditions that may apply to a particular Service Level

Schedule 1 to Exhibit C

Service Level Schedule for Services

See Attached

Schedule 1 to Exhibit C

Service Level Schedule for Services

See Attached

Schedule 1 to Exhibit C

1.1.	APPLICATIONS PROCESSING AND HOSTING

1.1.1.	Services to be Rendered

EVERTEC will provide Applications Processing services to the Customer. This service is divided into three categories; Service Bureau, Application Hosting and Facilities Management. EVERTEC will process all of the applications listed in the Service Catalogue.

•	Service Bureau: EVERTEC is the owner of both the hardware and the software.

•	Application Hosting: EVERTEC is the owner of the hardware and the Customer is the owner of the application.

•	Facilities Management: The Customer is the owner of both the hardware and the software.

1.1.2.	Measurements

[***]

•	Critical Applications

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

12.	[***]

13.	[***]

14.	[***]

15.	[***]

16.	[***]

17.	[***]

•	[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.1.3.	Service Level Credits

1.1.3.1.	[***]

1.1.3.2.	[***]

Availability*
Application	[***]	[***]	[***]
Misses
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Business hours defined as Monday – Saturday (8:00 AM – 7:00 PM) and Sunday (11:00 AM – 3:00 PM) excluding Federal Holidays, unless otherwise specified. All the times are Puerto Rico local times.

**	Business hours defined as Monday – Friday (7:00 AM – 10:00 PM) excluding Federal Holidays. All the times are Puerto Rico local times.
***	Not applicable for credit

% Credit for each Consecutive Month
Performance Level	1st month		2nd month		3rd month and over
[***] misses	[***	]	[***	]	[***	]
[***]-[***] misses	[***	]%	[***	]%	[***	]%
More than [***] misses	[***	]%	[***	]%	[***	]%

[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.1.4.	Conditions Precedent to EVERTEC’s Obligations

EVERTEC’s obligations to achieve the following Critical Service Levels are subject to Customer’s performance of the following obligations. Customer’s failure to perform these obligations as required shall excuse any failure of EVERTEC to achieve these Critical Service Levels.

•	Customer shall deliver to the designated processing center over the counter items, as detailed for Item Processing in section 4.11.4 (this applies specifically to the Refresh process).

1.2.	PC, NETWORK AND TELECOMMUNICATIONS INSTALLATIONS

1.2.1.	Services to be Rendered

EVERTEC will provide PC, Network and Telecommunications Installations services to the Customer. These services include:

•	Laptop and Desktop PC’s: Includes support for the installation of Laptop and Desktop PC’s.

•	Peripherals: Includes support for the installation of peripherals such as monitors, digital cameras and scanners among others.

•	PC Software: Includes support for the installation and configuration of software for desktops and laptops.

•	LAN/Local Printers: Includes support for the installation and configuration of LAN and approved local printers.

•	Intel Servers: Includes installations for Intel Servers on the LAN.

•	UNIX Servers: Includes installations for UNIX Servers on the LAN.

•	Network Routers and Switches: Includes installations for network devices such as routers and switches.

•

Wiring, patching, cable routing and terminations certification: Includes cable drop, patching cable at both ends, installation of cable trays and/or raceways, face plates and labels. Termination and certification of all cable drops is performed at the end of the job.

•	Wiring, acceptance and device termination of carrier-leased lines: Includes the testing of certifications on all lines installed by PRT and completing the connection to the end point.

•	Configuration of phone extensions, direct lines, voice mail and other services: Includes the configuration (move, add, changes) of phone extensions, direct lines, voice mail and other devices.

1.2.2.	Measurements

[***]

•	[***]

•	[***]

Service	Installations Resolution Time	Project Criteria
Laptop and Desktop PC’s	[***]	[***]
Peripherals	[***]	[***]
PC Software	[***]	[***]
LAN/Local Printers	[***]	[***]
Intel Servers	[***]	[***]
UNIX Servers	[***]	[***]
Network Routers and Switches	[***]	[***]
Wiring, patching, cable routing and termination certification	[***]	[***]
Wiring, acceptance and device termination of carrier-leased lines	[***]	[***]
Configuration on phone extensions, direct lines, voice mail and other services	[***]	[***]

Business days defined as Monday – Friday (8:00 AM – 5:00 PM) excluding Federal Holidays, unless otherwise specified. All the times are Puerto Rico local times.

*	Installations Note: [***]

Excluded Services

•	The following services are outside the scope of this SLA:

1.	[***]

1.2.3.	Service Level Credits

[***]

Performance Level	% Credit for each Consecutive Month
	[***	]	[***	]	[***	]
[***] misses	[***	]	[***	]	[***	]
[***] – [***] misses	[***	]%	[***	]%	[***	]%
More than [***] misses	[***	]%	[***	]%	[***	]%

[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.3.	NETWORK & SYSTEMS AVAILABILITY MONITORING AND PC, NETWORK AND TELECOMMUNICATIONS MAINTENANCE

1.3.1.	Services to be Rendered

EVERTEC will provide Network and Systems Availability Monitoring and PC, Network and Telecommunications Maintenance. These services include:

•	Intel Servers: Includes incident service, parts replacement, software updates, availability monitoring of all the file, print, and application servers for all Intel Servers on the LAN.

•

UNIX Servers: Includes incident service, parts replacement, software updates, availability monitoring for all the UNIX servers on the LAN. Also includes the monitoring of the Superdome (oracle, eService, ZAP)

•	Routers and Switches: Includes incident service, parts replacement, software updates and monitoring of all the routers and switches on the LAN.

•	LAN/Local Printers: Includes incident service, parts replacement, software updates for printers.

•	Laptop and Desktop PC’s: Includes maintenance, parts replacements, incident services, software updates and distribution for Laptop and Desktop PC’s.

•	Peripherals: Includes maintenance of peripherals such as monitors, digital cameras and scanners among others.

•	PC Software: Includes maintenance of software for desktops and laptops.

•	Mainframe Monitoring (CICS): Includes monitoring of all the CICS systems and applications in this environment.

•	TANDEM: Includes monitoring of BCF and Prod 1. Specific components are yet to be determined.

•	ATM Network: Includes the monitoring of all the ATM’s connections.

•	Midrange servers: Includes the monitoring of all AS400 machines.

1.3.2.	Measurements

[***]

•	[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

•	[***]

•	[***]

Service	System Availability			Response Time	Resolution Time
	Time	Uptime	Misses
Intel Servers	Overall	[***]%		[***]	[***]
	Business Hours	[***]%-[***]%	[***]
		[***]%-[***]%	[***]
		Less than [***]%	[***]
UNIX Servers	Overall	[***]%		[***]	[***]
	Business Hours	[***]%-[***]%	[***]
		[***]%-[***]%	[***]
		Less than [***]%	[***]
Routers and Switches	Overall	[***]%		[***]	[***]
	Business Hours	[***]%-[***]%	[***]
		[***]%-[***]%	[***]
		Less than [***]%	[***]
Midrange Servers	Overall	[***]%		[***]
	Business Hours	[***]%-[***]%	[***]
		[***]%-[***]%	[***]
		Less than [***]%	[***]
ATH Network (BPPR)	Overall	[***]%-[***]%	[***]	[***]
		[***]%-[***]%	[***]
		Less than [***]%	[***]
TANDEM***	Overall	[***]%-[***]%	[***]	[***]
[***]%-[***]%
Less than [***]%
Mainframe Monitoring (CICS)***	Overall	[***]%	[***]	[***]
	Business Hours	[***]%-[***]%
[***]%-[***]%
Less than [***]%
Laptop and Desktop PC’s	[***]			[***]	[***]
LAN/Local Printers	[***]			[***]	[***]
PC Software	[***]			[***]	[***]
Peripherals	[***]			[***]	[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.	Overall Hours: [***] hours

2.	Business Hours: Monday – Friday (8:00 AM – 5:00 PM) excluding Federal Holidays

3.	[***]

Excluded Services

•	The following services are outside the scope of this SLA:

1.	[***]

2.	[***]

3.	[***]

1.3.3.	Service Level Credits

[***]

% Credit for each Consecutive Month
Performance Level	[***]	[***]	[***]
[***] misses	[***]	[***]	[***]
[***] – [***] misses	[***]	[***]	[***]
More than [***] misses	[***]	[***]	[***]

[***]

1.4.	PRINTING SERVICES

1.4.1.	Services to be Rendered

EVERTEC will provide printing services including general reports, reports upon request and information restorations.

•

BPPR General Reports: This service includes applications balancing (this service is the accounting for each of the items obtained from the different applications and, the cost distribution according to the different cost centers) and printing & distribution of reports within the established schedule. BPPR Reports included in the 5:30 AM window include daily, weekly, monthly & quarterly reports printed for different areas of Banco Popular such as Branches, Region offices & CBCs, Commercial Banking,

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Auditing, Comptroller and Collection departments. Reports are also printed for all the Puerto Rico Subsidiaries, BPNA and Equity One. The reports include information on deposit accounts, individual loans, commercial loans, mortgage loans, auto loans, general ledger and card products, among others.

•	Reports upon Request: This service includes the printing of reports (or jobs) requested by Customers and not included in the daily schedule.

•	Information Restore: This service includes Customer requests for information that is older than 18 days (time of information in Control D) or that exceed the retention period in AMMO.

1.4.2.	Measurements

[***]

•	[***]

Printing Service
Criticality	Service		Completion Time	SLA Credits		Metric Description
N/A	[***	]	[***]	[***	]	[***]
	[***	]	[***]	[***	]	[***]
Critical	[***	]	[***]			[***]
Normal	[***	]	[***]

•	Business days defined as Monday – Friday (8:00 AM – 5:00 PM) excluding Federal Holidays, unless otherwise specified.

All the times are Puerto Rico local times.

1.4.3.	SLA Credits

% Credit for each Consecutive Month
Performance Level	[***]		[***]		[***]
[***] misses	[***	]	[***	]	[***	]
[***] – [***] misses	[***	]%	[***	]%	[***	]%
More than [***] misses	[***	]%	[***	]%	[***	]%

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]

1.4.4.	Conditions Precedent to EVERTEC’s Obligations

EVERTEC’s obligations to achieve these Critical Service Levels are subject to Customer’s performance of the following obligations. Customer’s failure to perform these obligations as required shall excuse any failure of EVERTEC to achieve these Critical Service Levels.

•	Receive the correct data and on time from Banco Popular (in reference to Verizon and PRT).

•	Reports upon request must be requested before 12:00 AM the day prior to date requested and will be completed on a best effort basis.

•	Customer shall deliver to the designated processing center over the counter items, as detailed for Item Processing in section 4.11.4 (this applies specifically to BPPR General Reports).

1.5.	PAYMENTS PROCESSING

1.5.1.	Services to be Rendered

EVERTEC will provide Payment Processing services to the Customer that will include Wholesale Lockbox, Retail Lockbox, Payment Station, MultiPago, PER and TelePago.

The Payments Processing services that EVERTEC will provide are:

•

Wholesale Lockbox: Companies send their physical payments and payments related information (deductions, invoices, discounts, credits and adjustments) to their service and product provider through this lockbox established under the provider’s name. The correspondence is picked up twice a day and all payment information is processed and forwarded to the companies electronically. The checks are deposited the same day received. Any correspondence received as well as original invoices reports, etc. is also forwarded to the company through US Postal Service unless otherwise agreed upon. In these cases, the Customer is responsible for any shipping costs.

•

Retail Lockbox: Clients of a company can send their physical coupon payments to this call box under the company’s name. The correspondence is picked up twice a day and all of the payments are machine processed. EVERTEC can process single and multiples, even and odd payments as well as check only payments. All of these require special handling instructions. An electronic file is sent to Banco Popular’s clients following an established schedule. Reports, correspondence, etc. is also forwarded to the company through US Postal Service unless otherwise agreed upon. In these cases, Banco Popular’s clients are responsible for any shipping costs. The coupon must meet certain specifications and there will be charges for changes made by Banco Popular’s clients.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

•

Payment Station: This service is provided to Banco Popular’s clients who wish to use its branch network to collect retail (coupon) payments. Includes truncated (Payment Station) as well as non truncated payments (Bin1 or External Payments). Files containing payments received at branches are combined with payments received from other sources (such as, Lock Box, TelePago, PER, etc). Bin 1 payments are forwarded manually to Payment Processing for capturing.

•

MultiPago: EVERTEC will provide accounting services to Banco Popular’s clients that are small business and wish to outsource the payment handling and posting. EVERTEC will also have payment books printed and distributed to Customers’ clients. The Customers’ clients get the convenience of making their payments through TelePago, by mail or at any of the Customer’s branches through tellers, automatic teller machines, drop boxes and service windows. The file containing payments received from all sources are posted to the Multipago Application (main Frame or WEB) and reports are generated and distributed to Banco Popular’s clients either physically or at the WEB site.

•

PER: (Remote Payment Stations) EVERTEC will electronically receive and process the payments for different agencies (telephone, electricity, water, etc.) that are received at remote locations using a proprietary capture application. Files containing payments are consolidated by agency and combined with payments received from other sources; funds are transferred via ACH and credited to the agencies next day.

•

TelePago: EVERTEC will receive payment files from the TelePago Application and balance and combine with payments received from other sources. These files contain payments received by MiBanco, PC Banco, and TeleBanco VRU and Operators. This application also forwards payments truncated at Banco Popular’s branches. Reports containing payments received by agency are printed and forwarded to Customers’ clients either physically or via WEB.

1.5.2.	Measurements

[***]

•	[***]

•	[***]

1.	[***]

2.	[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

For all of the services:

Process Quality
Service	Completion Time	Encoding Errors	Process Errors
Wholesale Lockbox	[***]	[***]	[***]
Retail Lockbox
Payment Station
External Payment
PER		[***]
TelePago
MultiPago

1.5.3.	SLA Credits

[***]

% Credit for each Consecutive Month
Performance Level	[***]		[***]		[***]
[***] misses	[***	]	[***	]	[***	]
[***] – [***] misses	[***	]%	[***	]%	[***	]%
More than [***] misses	[***	]%	[***	]%	[***	]%

[***]

1.5.4.	Conditions Precedent to EVERTEC’s Obligations

EVERTEC’s obligations to achieve these Critical Service Levels are subject to Customer’s performance of the following obligations. Customer’s failure to perform these obligations as required shall excuse any failure of EVERTEC to achieve these Critical Service Levels.

•

For Wholesale and Retail Lockbox services, Banco Popular’s clients who decide to bring the correspondence directly to EVERTEC facilities must do so before 10:00 AM in order to process those payments that same day. If it is not received before established time, the payments are processed on a best effort basis.

•	Banco Popular’s branches must place payments in the correct Bins.

•	Banco Popular’s commercial clients who send files must do so before the established times.

•	For Payment Station and Lockbox, Banco Popular must have their clients follow these requirements:

1.	Banco Popular’s clients must use the standard coupon. All changes to these coupons must be pre approved by EVERTEC.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.6.	ACH TRANSACTION SERVICES

1.6.1.	Services to be Rendered

EVERTEC will provide Automated Clearing House (ACH) services to the Customer. The ACH Network is a processing system that provides for the interchange, distribution and settlement of electronic credits and debits between financial institutions in standard formats approved by the National Automated Clearing House Association. Transactions may contain additional payment related information.

Electronic Data Interchange (EDI) is the service in which EVERTEC receives files in standard or proprietary formats and converts them for appropriate forwarding or processing.

At the same time, account receivable transactions received through the ACH payment process are translated back from the EDI encoding protocol and sent to BPPR clients.

The services that EVERTEC will provide are:

•	ACH Origination: The processing of payments files and related data into the electronic payment processing system.

•

ACH Correspondent Services: BPPR represents credits unions during the electronic payment clearing process with their ACH files. EVERTEC will be the receiving and sending entity of the ACH files. EVERTEC will also provide the credit unions with access to their correspondent data through the Vector ACH application.

•

ACH Auto Returns: EVERTEC provides the automatic return services for rejected transactions generated during the electronic payment clearing process. EVERTEC will provide BPPR Customers with their data through different channels depending on the system the Customer uses (VACH, WCM, etc.).

•	ACH Received: Collection of files from the Electronic Payment Network and delivery to the posting application.

•	Remittance Advices: Collection and translation of all the payment transaction addenda from the files in order to create the receptors’ credit/debit advice notice.

•	EDI standard file processing: EVERTEC receives files in standard formats and converts them for appropriate forwarding or processing.

•	EDI non-standard file processing: EVERTEC receives files in proprietary formats and converts them for appropriate forwarding or processing.

All of these services must be completed according to schedule and quality levels.

1.6.2.	Measurements

[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

•	[***]

•	[***]

ACH/EDI Transaction
Completion Time	Process Quality	Errors Source
[***]	[***]	[***]

•	Business day ends at 4:00 PM from Monday – Friday excluding Federal Holidays, unless otherwise specified. Customer service hours are from 7:00 AM – 7:00 PM. All the times are Puerto Rico local times.

1.6.3.	SLA Credits

[***]

Performance Level	% Credit for each Consecutive Month
	[***]		[***]		[***]
[***] misses	[***	]	[***	]	[***	]
[***] – [***] misses	[***	]%	[***	]%	[***	]%
More than [***] misses	[***	]%	[***	]%	[***	]%

[***]

1.6.4.	Conditions Precedent to EVERTEC’s Obligations

EVERTEC’s obligations to achieve these Critical Service Levels are subject to Customer’s performance of the following obligations. Customer’s failure to perform these obligations as required shall excuse any failure of EVERTEC to achieve these Critical Service Levels.

•

ACH Customer obligation: Transmit the file in the format specified and agreed upon by the Customer and EVERTEC in the Service contract addendum. This agreement specifies that the request has to be made by 4:00 PM, two Federal Banking days before the effective date requested by the customer.

•	ACH Correspondent Services: EVERTEC has to receive return files from credit unions at the times agreed upon in the Service contract addendum.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.7.	MAIL PROCESSING

1.7.1.	Services to be Rendered

EVERTEC will provide Mail Processing services to Customers that will include printing, folding and statement rendering for retail image and check, commercial image & check, credit card, and other mailings.

Statement Rendering

•	Retail Image: Statement rendering with the image of cancelled checks for Banco Popular’s retail clients.

•	Retail Check: Statement rendering with the cancelled checks for Banco Popular’s retail clients.

•	Commercial Image: Statement rendering with the image of cancelled checks for Banco Popular’s commercial clients.

•	Commercial Check: Statement rendering with the actual checks for Banco Popular’s commercial clients.

•	Credit Card Statements: Credit card statement rendering of Visa, Master Card, American Express and other existing credit card products (Motor Card, Multi Mall).

Other Services

•	Other Mailings: Any other mails that include notification letters of credits, debits, mortgage, overdraw, TelePago, claims resolution, and other checks, among others

•	CD Shipments: A service provided to Banco Popular’s commercial clients that have Check Management where they receive all the cycles’ statement images (burned) on a CD.

•	Bank Reconciliations: Deposit accounts conciliation services for Banco Popular’s commercial clients. Includes conciliation reports, account statements and a file transmission of pay checks.

1.7.2.	Measurements

[***]

•	[***]

Service	Completion Time	Metric Definitions and Source	SLA Credits
Retail Image	[***]	[***]	[***]
Retail Check	[***]	[***]
Commercial Image	[***]	[***]
Commercial Check	[***]	[***]
Credit Card	[***]	[***]
Other Mailings	[***]	[***]
CD Shipments	[***]	[***]
Bank Reconciliations	[***]	[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

•	Business day ends at 4:00 PM from Monday – Friday excluding Federal Holidays, unless otherwise specified. All the times are Puerto Rico local times.

1.7.3.	SLA Credits

Performance Level	% Credit for each Consecutive Month
	[***]		[***]		[***]
[***] misses	[***	]	[***	]	[***	]
[***] – [***] misses	[***	]%	[***	]%	[***	]%
More than [***] misses	[***	]%	[***	]%	[***	]%

[***]

1.7.4.	Conditions Precedent to EVERTEC’s Obligations

EVERTEC’s obligations to achieve these Critical Service Levels are subject to Customer’s performance of the following obligations. Customer’s failure to perform these obligations as required shall excuse any failure of EVERTEC to achieve these Critical Service Levels.

•	Marketing inserts must be received on time.

1.8.	RETURNED ITEMS

1.8.1.	Services to be Rendered

EVERTEC will provide Returned Items services to the Customer that will include the processing of outgoing returned items, incoming returned items and collections process.

•	Outgoing returned items: EVERTEC will process Customer decisions on returned items in the Integrated Deposit Application. This service is divided in five areas:

1.	Outgoing & Paid Returned Items

2.	Stop Payments

3.	Check Verifications

4.	Unposted Items

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

5.	Returned Other Reasons

•	Incoming returned items: EVERTEC will process and deliver returned items received from Puerto Rico Clearing House system. This service includes:

1.	Returned Deposit Check (RDC)

•

Collection process: EVERTEC will provide collection services using the Transaction Collection Application (TCA) for non sufficient or non available funds returned deposited checks. The service includes data entry, reports and transmission of the information required by the Customer.

1.8.2.	Measurements

[***]

•	[***]

•	[***]

Returned Items
Service	Completion Time	Process Quality	Metrics Source
Outgoing Returned Items	[***]		[***]
Incoming Returned Items	[***]	[***]
Collections Process	[***]		[***]

•	Business days defined as Monday – Friday (7:00 AM – 4:00 PM) excluding Federal Holidays, unless otherwise specified. All the times are Puerto Rico local times.

1.8.3.	SLA Credits

[***]

Performance Level	% Credit for each Consecutive Month
	[***]		[***]		[***]
[***] misses	[***	]	[***	]	[***	]
[***] – [***] misses	[***	]%	[***	]%	[***	]%
More than [***] misses	[***	]%	[***	]%	[***	]%

[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.8.4.	Conditions Precedent to EVERTEC’s Obligations

EVERTEC’s obligations to achieve these Critical Service Levels are subject to Customer’s performance of the following obligations. Customer’s failure to perform these obligations as required shall excuse any failure of EVERTEC to achieve these Critical Service Levels.

•

For outgoing returned items, all exception processing decisions have to be received before 9:30 AM (or 8:30 AM for local holidays) from Banco Popular’s Branches or other departments in order to be presented to the Puerto Rico Clearing House (PRCH) at 6:00 PM (or 2:30 PM for local holidays).

•	On Returned for Other Reasons services, the Customer must respond with a decision on any referral that EVERTEC makes in [***] or less in order for EVERTEC to continue with the service.

•	For Check Verification services, EVERTEC is not responsible for verifying checks less than $[***].

•	For Stop Payment services, the Customer must include the check amount, check number and the beneficiary information in order for EVERTEC to process the stop payment.

1.9.	CASH SERVICES

1.9.1.	Services to be Rendered

EVERTEC will provide Cash Services to the Customer. These services are divided into two categories: currency services and commercial deposits. These services include:

•	Currency Services

1.

Outgoing Cash Requisitions (coins and currency): ATH Off-Premises, Branches and Commercial Customers request cash in different denominations to supply their business needs. The Federal Reserve Bank (FRB) Coin Terminal is under BPPR administration. Therefore, EVERTEC has to make the coins requests to BPPR.

2.	Incoming Consolidations: Receive and process all excess deposits from Branches during the night.

•	Commercial Deposits: Deposits received from Banco Popular’s commercial clients are processed and credited to their accounts.

1.9.2.	Measurements

[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Cash Services
Service	Completion Time	Process Quality
Outgoing Cash Requisitions (coins and currency)	[***]	[***]
Incoming consolidations	[***]	[***]
Commercial deposits	[***]	[***]

•	Business days defined as Monday – Friday (7:00 AM – 5:00 PM) excluding Federal Holidays, unless otherwise specified. All the times are Puerto Rico local times.

1.9.3.	SLA Credits

[***]

Performance Level	% Credit for each Consecutive Month
	[***]		[***]		[***]
[***] misses	[***	]	[***	]	[***	]
[***] – [***] misses	[***	]%	[***	]%	[***	]%
More than [***] misses	[***	]%	[***	]%	[***	]%

[***]

1.9.4.	Conditions Precedent to EVERTEC’s Obligations

EVERTEC’s obligations to achieve these Critical Service Levels are subject to Customer’s performance of the following obligations. Customer’s failure to perform these obligations as required shall excuse any failure of EVERTEC to achieve these Critical Service Levels.

•	The Customer must send the cash requisitions before 10:00 AM for next day processing.

•	BPPR must send the coin requested before 4:00 PM for next day processing.

•	The customer must send deposits before 5:00 PM for same day credit.

•	Branches must send the incoming consolidation before 11:00 PM for next day deposit.

1.10.	ITEM PROCESSING

1.10.1.	Services to be Rendered

EVERTEC will provide Item Processing services to the Customer. These services include:

•	Cash letter delivery to Puerto Rico Clearing House - Outgoing Clearing Items: EVERTEC must present to the Puerto Rico Clearing House locals transit items for the collection of funds from other banks.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

•	Proof on Deposits (POD) items: EVERTEC will complete the POD processing to fulfill the target of Customer funds balance availability, see Refresh 4.1.3.1

•

Items Microfilming: This service includes the microfilming of all the items (checks, coupons, deposits slips, among others) and tapes preparation for the Customers’ clients. As part of the service, storage in the balancing vault will be included. The Customer is responsible for transporting the tapes to their facilities with special considerations for safety purposes.

1.10.2.	Measurements

[***]

•	[***]

•	[***]

Item Processing
Service	Completion Time	Process Quality
POD error Rate	[***]	[***]
Items Microfilming	[***]	[***]

1.10.3.	SLA Credits

[***]

Performance Level	% Credit for each Consecutive Month
	[***]		[***]		[***]
[***] misses	[***	]	[***	]	[***	]
[***] – [***] misses	[***	]%	[***	]%	[***	]%
More than [***] misses	[***	]%	[***	]%	[***	]%

[***]

1.10.4.	Conditions Precedent to EVERTEC’s Obligations

EVERTEC’s obligations to achieve these Critical Service Levels are subject to Customer’s performance of the following obligations. Customer’s failure to perform these obligations as required shall excuse any failure of EVERTEC to achieve these Critical Service Levels.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

•	Customer shall deliver to the designated processing center, over the counter items:

1.	[***]% of daily volume delivered by [***]

2.	Remainder, if any, of daily volume delivered by [***]

•	Site specific deadlines to be established. All over-the-counter “one on one” transactions shall be segregated and labelled as such prior to delivery to the designated processing center.

1.11.	SERVICE CONTINUITY MANAGEMENT

1.11.1.	Services Rendered

EVERTEC will provide Service Continuity Management services to the Customer. These services include Tres Monjitas-SunGard Disaster Recovery and Daily backup of the systems.

•

Tres Monjitas-SunGard Disaster Recovery: SunGard Disaster Recovery has the capability to run BPPR’s mainframe in case of a disaster with the backup data that is recovered. Includes daily backups that are generated as scheduled and stored for recovery in case needed. This service also includes spot tests to verify functionality and compliance of the backup locations established as a backup plan.

1.11.2.	Measurements

[***]

Service	Platform	Service Description	Testing

Daily Backups	Mainframe	Will be backed up on a daily basis. There are three scheduled trips for the movements of tapes. There will be a backup before and after each batch run.	[***]
	TANDEM	Has its own backup procedure, will be backed up on a daily basis and picked up once a day. Also, there is a backup procedure for the refresh at Tres Monjitas.	[***]
	Client/Service applications	Are backed up on Storage Area Network (SAN) that exist in Cupey, Parada 22, Tres Monjitas and Popular Center. Will be backed up on a daily basis and picked up once a day.
Operational Services	N/A	Items Processing	[***]
		Payments Processing	[***]
		Mail Processing	[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

•	Business days defined as Monday – Friday (8:00 AM – 5:00 PM) excluding Federal Holidays, unless otherwise specified. All the times are Puerto Rico local times.

1.11.3.	SLA Credits

[***]

1.11.4.	Conditions Precedent to EVERTEC’s Obligations

•	If for any reason, the Customer will not have an application or system ready for backup, they must notify EVERTEC prior to the situation.

•	Application will be restored according to customer specifications stated in the plan.

1.12.	IMAGE ARCHIVE

1.12.1.	Services to be Rendered

EVERTEC will provide Image Archiving services to the Customer. These services include imaging archiving and image retrieval.

•	Image Archive: EVERTEC will archive images for the retention period established.

•	Image Retrieval: EVERTEC will make images available for retrieval from the image warehouse during published hours. Image retrieval is divided into three categories:

1.	First 120 calendar days

2.	Calendar day 121 through 2 years

3.	Over 2 years

1.12.2.	Measurements

[***]

1.12.3.	SLA Credits

[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.	Appendix A

Revision History
Version Number	Date	Version Author	Version Notes

This document and the information contained therein are proprietary and confidential information of Popular, Inc. and EVERTEC, Inc. (the Contracting Parties). The document and the information may only be disclosed or reproduced with the prior written consent of the authorized representative of the Contracting Parties. Any person using or disclosing the confidential information without such authorization will cause irreparable harm and significant injury to the Contracting Parties and will be responsible for any damage, loss, cost or liability, including legal fees and costs incurred in any procedure to enforce their rights.

Schedule 2 to Exhibit C

Notification and Escalation List

See Attached

Schedule 2 to Exhibit C

Notification and Escalation List

See Attached

Schedule 2 to Exhibit C

Notifications and Escalation Procedures

Email Addresses for Service Level Reports, Notifications and Communications related to this SLA:

EVERTEC:	[***]

COMPANY:	[***]

First level of Contact may be made through EVERTEC’s Service Desk using one of the following options:

•	WEB – Access the following link: [***]

•	Telephone – Authorized personnel can report an Incident by calling to: [***].

Support Requests for Priority 1 and Priority 2 Incidents must be notified via telephone.

Support Requests for Priority 3 Incidents may be notified via telephone or Web.

Authorized Representatives for Service Desk Escalation:

	Regular Business Hours Monday through Saturdays and Holidays 8:00am a 5:30pm	Non Business Hours Network Operations Center (NOC)

Level One	[***] Service Desk Phone: [***] Cellular: [***] Email: [***]	[***] / [***] Network Operations Center Phone: [***] Cellular: [***] / [***] Email: [***]

Level Two	[***] Service Desk Phone: [***] Cellular: [***] Email: [***]	[***] Network Operations Center Phones [***] Cellular: [***] Email: [***]

Authorized Representatives for Service Level Escalation:

The parties agree to designate one or more Authorized Representatives for each of the Services covered under Schedule 2 of this SLA to represent the parties should an Incident need to be escalated. As a general rule, the parties should designate an Authorized Representative with direct involvement with the operations of such Services as Level One, an Authorized Representative who serves as the relationship manager as Level Two, and an Authorized Representative from each party’s executive management as Level Three. Upon the occurrence of an Incident that warrants escalation hereunder, the Authorized Representatives designated as Level One will meet to determine a satisfactory resolution. In the event such Level One Authorized Representatives cannot reach an agreement, the persons designated as Level Two shall meet to formulate a resolution. If an agreement is still not reached, the Incident will be escalated to the Level Three Authorized Representatives for resolution. Meetings of the Authorized Representatives may be in person or via teleconference as agreed to by the parties. Thereafter, any Incident not resolved by these escalation procedures will be resolved in accordance with the Dispute resolution procedures set forth Section 1.15 of the Master Agreement.

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Exhibit D

Strategic Clients

See Attached

EXHIBIT D

List of Strategic Clients

Client
[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Exhibit E

Intentionally omitted.

Exhibit F

Outsourcing Policies and Procedures

See Attached

OUTSOURCING

RISK MANAGEMENT POLICY

RESPONSIBLE UNIT:	Effectiveness and Reliability Division
APPROVAL DATE:

1

I.	POLICY PURPOSE AND SCOPE

The purpose of this Policy is to establish a risk management process to manage risks related to the outsourcing of Technology Services and Critical Operating Functions with Service Providers as such terms are defined herein.

This Policy applies to EVERTEC and is to be implemented in conjunction with other applicable risk management and contracting policies and procedures in place at EVERTEC.

II.	DEFINITIONS

BOD – Refers to EVERTEC’s Board of Directors.

Business Units – Refers to any line of business within EVERTEC.

Critical Operating Functions – Refers to non-technology operating functions that represent an annual invoicing exceeding a threshold to be periodically determined by the Effectiveness and Reliability Division. This term includes the use of such non-technology operating functions as part of the sale or delivery of products and services to EVERTEC’s customers.

EORCO – Refers to EVERTEC Operational Risk Committee.

Policy – Refers to this Outsourcing Risk Management Policy.

EVERTEC – Refers to the EVERTEC, Inc. and its subsidiaries.

Procedures – Refers to the Outsourcing Risk Management Procedures.

Service Providers – Refers to non-affiliated third parties engaged by EVERTEC to provide certain services that fall within the scope of this Policy.

ESLC – Refers to EVERTEC senior leadership committee comprised of the President of EVERTEC and those officers of EVERTEC that report directly to the President.

Outsource or outsourcing – (including any variation of this term) Refers to the act of engaging Service Providers to perform services on a continuing basis that would otherwise be provided by EVERTEC.

Technology Services – Refers to the information technology services provided by EVERTEC wherein EVERTEC uses computer systems, hardware, software and applications to develop, implement, support and manage information systems.

III.	CONTENT

A.	LEGAL REFERENCE

•	FDIC FIL-44-2008 – Guidance For Managing Third-Party Risk

•	FFIEC – Risk Management of Outsourced Technology Services (11/28/2000)

B.	POLICY PRINCIPLES

EVERTEC is required to establish a documented risk management process for the identification, analysis, monitoring and mitigation of risks associated with the outsourcing of Technology Services and Critical Operating Functions.

2

As part of its day-to-day operations, EVERTEC occasionally enters into third-party relationships wherein Technology Services and Critical Operating Functions are outsourced to Service Providers. This outsourcing may be necessary to support EVERTEC’s internal operations or as part of the products and services offered to EVERTEC’s customers. While the outsourcing of Technology Services and Critical Operating Functions can help EVERTEC manage costs, obtain necessary expertise, expand customer product offerings and improve services, these arrangements could also introduce unforeseen risks. In turn, the failure to adequately manage these risks can expose EVERTEC to regulatory action, financial loss, litigation and reputation damage, and it may also impair EVERTEC’s ability to establish new or service existing customer relationships.

C.	PROCESS

The Outsourcing Risk Management process should include at a minimum the following components:

1.	STRATEGIC RISK ASSESSMENT PROCESS:

The strategic risk assessment process is fundamental to the initial decision of whether or not to enter into an outsourcing relationship. The contracting Business Unit should analyze the benefits, costs, and potential risks associated with the outsourcing relationship under consideration. The strategic risk assessment should consider at a minimum the following risks:

•	Strategic Risk: any risk arising from the failure to align the outsourcing decision with EVERTEC’s strategic plans and business objectives.

•

Reputation risk: any risk that could harm the reputation and standing of EVERTEC in its community as a result of unsatisfied customers, inappropriate product recommendations, disclosure of customer information, or violations of laws and regulations.

•

Operational risk: any risk of loss resulting from inadequate or failed internal processes, personnel, or systems, including a Service Provider’s failure to perform as expected due to reasons such as inadequate capacity, technological failure, human error or fraud.

•	Compliance risk: any risk arising from a Service Provider’s violations of laws, rules, or regulations, or from noncompliance with EVERTEC’s internal policies or procedures.

The strategic risk assessment process supporting the outsourcing decision should be implemented in conjunction with other risk management processes in place at EVERTEC, including, but not limited to strategic planning, new product development and project management policies and procedures.

2.	SERVICE PROVIDER DUE DILIGENCE PROCESS

Prior to engaging in an outsourcing contractual relationship, the contracting Business Unit must perform due diligence of the Service Provider’s qualifications,

3

internal controls, financial condition, contingency plans and information security controls to determine the Service Provider’s ability, both operational and financial, to meet EVERTEC’s needs and to protect EVERTEC’s information. This due diligence process must be completed for all Service Providers covered by this Policy. The thoroughness of the due diligence review must be appropriate to the level of risks and exposures identified for the outsourcing service.

The contracting Business Unit is responsible for performing ongoing due diligence of the Service Provider to ensure all appropriate documentation is maintained and updated. As a standard practice, Service Provider due diligence should be performed when:

•	Renewing contracting agreements;

•	Changes to contract scope are being negotiated to include new services or products;

•	The Service Provider is involved in a merger or acquisition process;

•	Significant changes in the Service Provider’s financial condition are expected or have been reported; or

•	Significant adverse public news about the Service Providers has been reported.

3.	SERVICE PROVIDER CONTRACTUAL CONSIDERATIONS

All Service Provider arrangements covered by this Policy must be drafted or reviewed, as the case may be, by EVERTEC’s Legal Division.

4.	ISSUE REPORTING AND ESCALATION PROCESS

The contracting Business Unit must escalate significant Service Provider issues or risks to the Effectiveness and Reliability Division. The Effectiveness and Reliability Division must report unresolved significant Service Provider issues or risks to the ELSC.

D.	SANCTIONS

Violations of this Policy may result in disciplinary actions, up to and including termination of employment.

E.	NON-COMPLIANCE NOTIFICATIONS

Any EVERTEC employee, who violates this Policy or knows of any such violation by an EVERTEC employee, must report the violation to Our People Division or the Effectiveness and Reliability Division.

IV.	DELEGATION OF AUTHORITY / RESPONSIBILITIES / MANAGEMENT OVERSIGHT

A.	BOD

The BOD is responsible for establishing EVERTEC’s tolerance for outsourcing risk including approving relevant policies. The BOD has established the EORCO to undertake the responsibilities of overseeing and approving EVERTEC’s Risk Management Program.

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B.	EORCO

The EORCO is responsible for this Policy’s implementation and compliance oversight, as well as the creation, implementation and maintenance of the procedures relevant to this Policy.

C.	ESLC

The ESLC is responsible for analyzing and resolving significant Service Provider issues or risks.

D.	EFFECTIVENESS AND RELIABILITY DIVISION

The Effectiveness and Reliability Division is responsible for directing the oversight process, providing guidance regarding the interpretation of this Policy, establishing necessary thresholds, and establishing check points within EVERTEC and monitoring compliance with this Policy across EVERTEC. This Division is also responsible for the evaluation and approval of exceptions to this Policy and will maintain the list of vendor types exempted from this Policy.

E.	CONTRACTING BUSINESS UNIT

The contracting Business Unit must allocate sufficient qualified staff to ensure compliance with the following responsibilities:

•	Conducting the initial risk assessment process;

•	Conducting appropriate initial and ongoing due diligence of the Service Provider;

•	Reporting results of risk assessments and due diligence, as well as escalating any Service Provider issues or risks to the Effectiveness and Reliability Division;

•	Assigning the necessary resources with appropriate expertise for its implementation; and

•	Preparing, maintaining and updating an accurate inventory of Service Providers and related documentation required for each Service Provider as established in this Policy and the Procedures.

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